SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-11884)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 116  [X]
and
REGISTRATION STATEMENT (No. 811-649)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 116 [X]
Fidelity Puritan Trust
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on September 29, 1998 pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIDELITY PURITAN TRUST
FIDELITY LOW-PRICED STOCK FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  COVER PAGE

2A....................................   EXPENSES

  B, C................................   CONTENTS; THE FUND AT A GLANCE; WHO MAY WANT TO
                                         INVEST

3 A...............................       FINANCIAL HIGHLIGHTS

  B................................      *

  C, D................................   PERFORMANCE

4A  I.................................   CHARTER

      II...............................  THE FUND AT A GLANCE; INVESTMENT PRINCIPLES AND
                                         RISKS

B.....................................   INVESTMENT PRINCIPLES AND RISKS

  C....................................  WHO MAY WANT TO INVEST; INVESTMENT PRINCIPLES AND
                                         RISKS

5A....................................   CHARTER

B(I)................................     COVER PAGE; THE FUND AT A GLANCE; CHARTER; DOING
                                         BUSINESS WITH FIDELITY

     (II)..............................  CHARTER

     (III)...........................    EXPENSES; BREAKDOWN OF EXPENSES

  C, D................................   CHARTER; BREAKDOWN OF EXPENSES

  E....................................  COVER PAGE; CHARTER

  F....................................  EXPENSES

G(I)..................................   CHARTER

(II)...................................  *

5A..................................     PERFORMANCE

6A I.................................    CHARTER

     II................................  HOW TO BUY SHARES; HOW TO SELL SHARES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

     III...............................  CHARTER

  B....................................  CHARTER

  C....................................  TRANSACTION DETAILS; EXCHANGE RESTRICTIONS

  D....................................  *

  E....................................  DOING BUSINESS WITH FIDELITY; HOW TO BUY SHARES;
                                         HOW TO SELL SHARES; INVESTOR SERVICES

F,G...................................   DIVIDENDS, CAPITAL GAINS, AND TAXES

H...................................     *

7A....................................   COVER PAGE; CHARTER

  B....................................  EXPENSES; HOW TO BUY SHARES; TRANSACTION DETAILS

  C....................................  SALES CHARGE REDUCTIONS AND WAIVERS

  D....................................  HOW TO BUY SHARES

  E....................................  *

  F ................................     BREAKDOWN OF EXPENSES

8......................................  HOW TO SELL SHARES; INVESTOR SERVICES; TRANSACTION
                                         DETAILS; EXCHANGE RESTRICTIONS

9......................................  *


*  Not Applicable







FIDELITY LOW-PRICED STOCK FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................       COVER PAGE

12....................................   DESCRIPTION OF THE TRUST

13A - C............................      INVESTMENT POLICIES AND LIMITATIONS

    D..................................  PORTFOLIO TRANSACTIONS

14A - C............................      TRUSTEES AND OFFICERS

15A, B..............................     *

    C..................................  TRUSTEES AND OFFICERS

16A I................................    FMR; PORTFOLIO TRANSACTIONS

       II..............................  TRUSTEES AND OFFICERS

       III.............................  MANAGEMENT CONTRACT

     B.................................  MANAGEMENT CONTRACT

     C, D.............................   CONTRACTS WITH FMR AFFILIATES

     E - G...........................    *

     H.................................  DESCRIPTION OF THE TRUST

     I.................................  CONTRACTS WITH FMR AFFILIATES

17A - C............................      PORTFOLIO TRANSACTIONS

     D,E..............................   *

18A..................................    DESCRIPTION OF THE TRUST

     B.................................  *

19A..................................    ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                         INFORMATION

    B..................................  ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION
                                         INFORMATION; VALUATION OF PORTFOLIO SECURITIES

    C..................................  *

20....................................   DISTRIBUTIONS AND TAXES

21A, B..............................     CONTRACTS WITH FMR AFFILIATES

     C.................................  *

22....................................   PERFORMANCE

23....................................   FINANCIAL STATEMENTS


* Not Applicable

FIDELITY
LOW-PRICED STOCK
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   September 29, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
   Fidelity(registered trademark)     at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS
THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
 LPS-pro-0998
   1.701609.101
(fund number    316, trad    ing symbol FLPSX)
Low Priced Stock is a growth fund. It seeks to increase the value of your investment over the long term by investing mainly in low-priced stocks.
PROSPECTUS
SEPTEMBER 29, 1998
(FIDELITY_LOGO_GRAPHIC)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS

KEY FACTS           4    THE FUND AT A GLANCE

                    4    WHO MAY WANT TO INVEST

                    6    EXPENSES THE FUND'S SALES CHARGE
                         (LOAD) AND ITS YEARLY OPERATING
                         EXPENSES.

                    7    FINANCIAL HIGHLIGHTS A SUMMARY OF THE
                         FUND'S FINANCIAL DATA.

                    8    PERFORMANCE HOW THE FUND HAS DONE
                         OVER TIME.

THE FUND IN DETAIL  10   CHARTER HOW THE FUND IS ORGANIZED.

                    11   INVESTMENT PRINCIPLES AND RISKS THE
                         FUND'S OVERALL APPROACH TO INVESTING.

                    12   BREAKDOWN OF EXPENSES HOW
                         OPERATING COSTS ARE CALCULATED AND WHAT
                         THEY INCLUDE.

YOUR ACCOUNT             DOING BUSINESS WITH FIDELITY

                         TYPES OF ACCOUNTS DIFFERENT WAYS TO
                         SET UP YOUR ACCOUNT, INCLUDING
                            TAX-ADVANTAGED RETIREMENT PLANS.

                         HOW TO BUY SHARES OPENING AN
                         ACCOUNT AND MAKING ADDITIONAL
                         INVESTMENTS.

                         HOW TO SELL SHARES TAKING MONEY OUT
                         AND CLOSING YOUR ACCOUNT.

                         INVESTOR SERVICES SERVICES TO HELP YOU
                         MANAGE YOUR ACCOUNT.

SHAREHOLDER AND     21   DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES         AND TAXES

                    22   TRANSACTION DETAILS SHARE PRICE
                         CALCULATIONS AND THE TIMING OF PURCHASES
                         AND REDEMPTIONS.

                    23   EXCHANGE RESTRICTIONS

                    23   SALES CHARGE REDUCTIONS AND
                         WAIVERS


KEY FACTS


THE FUND AT A GLANCE
GOAL: Capital appreciation (increase in the value of the fund's shares). As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests mainly in low-priced common stocks ($35 or less at time of purchase).
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of July 31,    1998    , the fund had over $   10.5
billion in assets.
WHO MAY WANT TO INVEST
   Effective the close of business on April 3, 1998, the fund's shares are no longer available to new accounts. Shareholders of the fund on that date may continue to purchase shares in accounts existing on that date. Investors who did not own shares of the fund on April 3, 1998, generally will not be allowed to purchase shares of the fund except that new accounts may be established: 1) by participants in most group employer retirement plans (and their successor plans) in which the fund had been established as an investment option by April 3, 1998 and
2) for accounts managed on a discretionary basis by certain registered investment advisors that have discretionary assets of at least $500 million invested in mutual funds and have included the fund in their discretionary account program since April 3, 1998.These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to purchase shares of the fund before an investment is accepted.
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for aggressive investors who believe low-priced stocks may be undervalued and offer the potential for growth. The fund's strategy often leads to investments in smaller, less well-known, or overlooked companies.

(checkmark)
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Low-Priced Stock
is in the GROWTH category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(solid bullet) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(right arrow) GROWTH Seeks long-term
growth by investing mainly in
stocks.

The value of the fund's investments will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. Lower sales charges may be available for accounts over $250,000. See "Transaction Details," page , and "Sales Charge Reductions and Waivers," page , for an explanation of how and when these charges apply.

MAXIMUM SALES CHARGE ON PURCHASES               3.00%
(AS A % OF OFFERING PRICE)

SALES CHARGE ON REINVESTED DISTRIBUTIONS        NONE

DEFERRED SALES CHARGE ON REDEMPTIONS            NONE

REDEMPTION FEE    (SHORT-TERM TRADING FEE)      1.50%
ON SHARES HELD LESS THAN 90 DAYS
(AS A % OF AMOUNT REDEEMED)

ANNUAL ACCOUNT MAINTENANCE FEE                  $12.00
(FOR ACCOUNTS UNDER $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR that varies based on its performance. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page ).
   The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund.
A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce
custodian and transfer agent expenses. Including    these
reductions, the total fund operating expenses presented in the table
would have been    0.95    %.

(checkmark)
UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
the fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly (for example, the
fund's 3% sales charge).

MANAGEMENT FEE                  .74%

12B-1 FEE                       NONE

OTHER EXPENSES                  .23%

TOTAL FUND OPERATING EXPENSES   .97%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 YEAR    $ 40

3 YEARS   $ 60

5 YEARS   $ 82

10 YEARS  $ 145

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.

FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact
Fidelity for a free copy of the Annual Report or the SAI.

SELECTED PER-SHARE DATA



YEARS ENDED JULY 31           1998      1997     1996     1995     1994     1993     1992     1991     1990E

NET ASSET VALUE,              $ 25.20   $ 19.87  $ 19.25  $ 17.62  $ 17.19  $ 14.94  $ 12.63  $ 10.74  $ 10.00
BEGINNING OF PERIOD

INCOME FROM INVESTMENT
OPERATIONS

 NET INVESTMENT INCOME         .29D      .30D     .26      .20      .06      .15      .11      .17F     .12

 NET REALIZED AND              2.24      6.93     1.83     3.57     2.15     2.88     2.93     2.09     .60
 UNREALIZED GAIN (LOSS)

 TOTAL FROM INVESTMENT         2.53      7.23     2.09     3.77     2.21     3.03     3.04     2.26     .72
 OPERATIONS

LESS DISTRIBUTIONS

 FROM NET INVESTMENT           (.28)     (.24)    (.23)    (.09)    (.16)    (.10)    (.15)    (.14)    --
 INCOME

 FROM NET REALIZED GAIN        (1.58)    (1.66)   (1.24)   (2.05)   (1.62)   (.69)    (.60)    (.26)    --

 TOTAL DISTRIBUTIONS           (1.86)    (1.90)   (1.47)   (2.14)   (1.78)   (.79)    (.75)    (.40)    --

REDEMPTION FEES ADDED          --        --       --       --       --       .01      .02      .03      .02
TO PAID IN CAPITAL

NET ASSET VALUE,              $ 25.87   $ 25.20  $ 19.87  $ 19.25  $ 17.62  $ 17.19  $ 14.94  $ 12.63  $ 10.74
END OF PERIOD

TOTAL RETURNB,C                10.53%    39.45%   11.50%   23.81%   13.67%   21.32%   25.55%   22.72%   7.40%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD     $ 10,515  $ 8,673  $ 4,019  $ 2,947  $ 2,167  $ 2,116  $ 928    $ 256    $ 116
(IN MILLIONS)

RATIO OF EXPENSES TO           .97%      1.02%    1.05%    1.12%    1.14%    1.12%    1.20%    1.36%    1.92%A
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .95%G     1.01%G   1.04%G   1.11%G   1.13%G   1.12%    1.20%    1.36%    1.92%A
AVERAGE NET ASSETS AFTER
EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT        1.10%     1.36%    1.46%    1.31%    .51%     1.00%    1.27%    2.14%    3.77%A
INCOME TO AVERAGE NET
ASSETS

PORTFOLIO TURNOVER RATE        47%       45%      79%      65%      54%      47%      82%      84%      126%A

AVERAGE COMMISSION            $ .0270   $ .0230
RATEH


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD DECEMBER 27, 1989 (COMMENCEMENT OF OPERATIONS) TO
JULY 31, 1990.
F INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.

PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from August 1 through July 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS

   FISCAL PERIODS ENDED  PAST 1   PAST 5   LIFE OF
   JULY 31, 1998         YEAR     YEARS    FUNDA

   LOW-PRICED STOCK       10.53%   19.32%   20.18%

   LOW-PRICED STOCK       7.22%    18.60%   19.75%
   (LOAD ADJ.B)

   RUSSELL 2000           2.31%    13.79%   13.23%

   LIPPER SMALL CAP       2.64%    14.86%  N/A
   FUNDS AVERAGE

CUMULATIVE TOTAL RETURNS
   FISCAL PERIODS ENDED  PAST 1   PAST 5    LIFE OF
   JULY 31, 1998         YEAR     YEARS     FUNDA

   LOW-PRICED STOCK       10.53%   141.86%   385.53%

   LOW-PRICED STOCK       7.22%    134.61%   370.96%
   (LOAD ADJ.B)

   RUSSELL 2000           2.31%    90.76%    191.06%

   LIPPER SMALL CAP       2.64%    101.66%  N/A
   FUNDS AVERAGE

A FROM DECEMBER 27, 1989(COMMENCEMENT OF OPERATIONS)
B LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF THE FUND'S 3.00% SALES
CHARGE.
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund
on December 27, 1989. From that date through July 31, 199   8    , the
fund's total return, including the effect of the 3.00% sales charge, was 370.96%. Your $10,000 would have grown to $47,096 (the initial investment plus 370.96% of $10,000).
$10,000 OVER LIFE OF FUND
 Fiscal years 1989 1994 1998
Row: 1, Col: 1, Value: 9700.0
Row: 2, Col: 1, Value: 9593.299999999999
Row: 3, Col: 1, Value: 9535.1
Row: 4, Col: 1, Value: 9719.4
Row: 5, Col: 1, Value: 9816.4
Row: 6, Col: 1, Value: 9447.799999999999
Row: 7, Col: 1, Value: 10194.7
Row: 8, Col: 1, Value: 10476.0
Row: 9, Col: 1, Value: 10417.8
Row: 10, Col: 1, Value: 9379.9
Row: 11, Col: 1, Value: 8968.27
Row: 12, Col: 1, Value: 8816.43
Row: 13, Col: 1, Value: 9292.18
Row: 14, Col: 1, Value: 9585.720000000001
Row: 15, Col: 1, Value: 10466.35
Row: 16, Col: 1, Value: 11397.59
Row: 17, Col: 1, Value: 12156.76
Row: 18, Col: 1, Value: 12622.38
Row: 19, Col: 1, Value: 12814.7
Row: 20, Col: 1, Value: 12045.42
Row: 21, Col: 1, Value: 12784.34
Row: 22, Col: 1, Value: 13138.61
Row: 23, Col: 1, Value: 13192.71
Row: 24, Col: 1, Value: 13653.4
Row: 25, Col: 1, Value: 13098.47
Row: 26, Col: 1, Value: 14019.94
Row: 27, Col: 1, Value: 15233.92
Row: 28, Col: 1, Value: 16211.56
Row: 29, Col: 1, Value: 15674.4
Row: 30, Col: 1, Value: 15824.8
Row: 31, Col: 1, Value: 15932.23
Row: 32, Col: 1, Value: 15545.48
Row: 33, Col: 1, Value: 16050.41
Row: 34, Col: 1, Value: 16007.44
Row: 35, Col: 1, Value: 16137.72
Row: 36, Col: 1, Value: 16406.5
Row: 37, Col: 1, Value: 17515.2
Row: 38, Col: 1, Value: 18079.01
Row: 39, Col: 1, Value: 18543.44
Row: 40, Col: 1, Value: 18384.85
Row: 41, Col: 1, Value: 18939.91
Row: 42, Col: 1, Value: 18758.67
Row: 43, Col: 1, Value: 19155.14
Row: 44, Col: 1, Value: 19223.1
Row: 45, Col: 1, Value: 19472.31
Row: 46, Col: 1, Value: 20163.3
Row: 47, Col: 1, Value: 20327.14
Row: 48, Col: 1, Value: 21075.97
Row: 49, Col: 1, Value: 20713.64
Row: 50, Col: 1, Value: 21733.1
Row: 51, Col: 1, Value: 22863.72
Row: 52, Col: 1, Value: 22851.16
Row: 53, Col: 1, Value: 21846.16
Row: 54, Col: 1, Value: 22034.6
Row: 55, Col: 1, Value: 21959.22
Row: 56, Col: 1, Value: 21645.16
Row: 57, Col: 1, Value: 22135.1
Row: 58, Col: 1, Value: 22964.22
Row: 59, Col: 1, Value: 23073.27
Row: 60, Col: 1, Value: 23252.45
Row: 61, Col: 1, Value: 22632.2
Row: 62, Col: 1, Value: 22778.19
Row: 63, Col: 1, Value: 22763.95
Row: 64, Col: 1, Value: 23418.83
Row: 65, Col: 1, Value: 23575.43
Row: 66, Col: 1, Value: 24344.19
Row: 67, Col: 1, Value: 24842.46
Row: 68, Col: 1, Value: 25796.3
Row: 69, Col: 1, Value: 27405.01
Row: 70, Col: 1, Value: 27661.27
Row: 71, Col: 1, Value: 28155.35
Row: 72, Col: 1, Value: 27354.31
Row: 73, Col: 1, Value: 28066.35
Row: 74, Col: 1, Value: 28448.62
Row: 75, Col: 1, Value: 28756.17
Row: 76, Col: 1, Value: 29678.83
Row: 77, Col: 1, Value: 30170.91
Row: 78, Col: 1, Value: 31431.88
Row: 79, Col: 1, Value: 32385.29
Row: 80, Col: 1, Value: 31770.18
Row: 81, Col: 1, Value: 30555.35
Row: 82, Col: 1, Value: 31724.05
Row: 83, Col: 1, Value: 32717.98
Row: 84, Col: 1, Value: 33317.4
Row: 85, Col: 1, Value: 35082.34
Row: 86, Col: 1, Value: 36098.62
Row: 87, Col: 1, Value: 36504.41
Row: 88, Col: 1, Value: 36927.11
Row: 89, Col: 1, Value: 36250.78999999999
Row: 90, Col: 1, Value: 36200.07
Row: 91, Col: 1, Value: 38922.26
Row: 92, Col: 1, Value: 40494.7
Row: 93, Col: 1, Value: 42608.21
Row: 94, Col: 1, Value: 42963.28
Row: 95, Col: 1, Value: 45766.34
Row: 96, Col: 1, Value: 45019.86
Row: 97, Col: 1, Value: 45233.14
Row: 98, Col: 1, Value: 45748.92
Row: 99, Col: 1, Value: 45767.12
Row: 100, Col: 1, Value: 48279.4
Row: 101, Col: 1, Value: 50063.48
Row: 102, Col: 1, Value: 50773.47
Row: 103, Col: 1, Value: 49608.36
Row: 104, Col: 1, Value: 49371.69
Row: 105, Col: 1, Value: 47096.08
$47,096
$
(CHECKMARK)
UNDERSTANDING
PERFORMANCE
BECAUSE THIS FUND INVESTS IN
STOCKS, ITS PERFORMANCE IS
RELATED TO THAT OF THE OVERALL
STOCK MARKET. HISTORICALLY, STOCK
MARKET PERFORMANCE HAS BEEN
CHARACTERIZED BY VOLATILITY IN
THE SHORT RUN AND GROWTH IN THE
LONG RUN. YOU CAN SEE THESE
TWO CHARACTERISTICS REFLECTED IN
THE FUND'S PERFORMANCE; THE
YEAR-BY-YEAR TOTAL RETURNS ON
PAGE 9 SHOW THAT SHORT-TERM
RETURNS CAN VARY WIDELY, WHILE
THE RETURNS IN THE MOUNTAIN
CHART SHOW LONG-TERM GROWTH.

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. RUSSELL 2000 INDEX(registered trademark) is an unmanaged index of 2,000 small company stocks.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Small Cap Funds Average.
As of July 31,    1998    , the average reflected the performance of
550 mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years
       1990    1991   1992   1993   1994          1995   1996   1997
LOW-PRICED STOCK
   -    0.08%  46.26% 28.95% 20.21% 4.81%         24.89% 26.89% 26.73%
Russel   l     2000
   -    19.51% 46.05% 18.41% 18.91%    -    1.82% 28.44% 16.49% 22.36%
Lipper Small Cap Funds Average
   -    9.24%  51.21% 12.98% 16.93%    -    0.72% 31.54% 20.20% 20.75%
Consumer Price Index
       6.11%   3.06%  2.90%  2.75%  2.67%         2.54%   3.32%  1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: nil
Row: 3, Col: 1, Value: -0.08000000000000002
Row: 4, Col: 1, Value: 46.26000000000001
Row: 5, Col: 1, Value: 28.95
Row: 6, Col: 1, Value: 20.21
Row: 7, Col: 1, Value: 4.81
Row: 8, Col: 1, Value: 24.89
Row: 9, Col: 1, Value: 26.89
Row: 10, Col: 1, Value: 26.73
(LARGE SOLID BOX)    Low-Priced Stock

Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.

THE FUND IN DETAIL

CHARTER
LOW-PRICED STOCK IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Puritan Trust, an open-end management investment company organized as a Massachusetts business trust on October 1, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and
handles its business affairs.    Affiliates assist FMR with foreign
investments    :
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a sub-adviser for the fund. (small solid bullet) Fidelity Management & Research Far East Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
Joel Tillinghast is Vice President and manager of Low-Priced Stock, which he has managed since December 1989. Since joining Fidelity in 1986, Mr. Tillinghast has worked as an analyst and manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks capital appreciation by investing primarily in low-priced common and preferred stocks. FMR normally invests at least 65% of the fund's total assets in these securities.
Low-priced securities are those that are priced at or below $35 per share at the time of the fund's investment. Securities whose price rises above $35 after purchase continue to be considered low-priced for purposes of the 65% policy. For convertible preferred stocks, FMR may consider the price of the security itself or the price of the security into which it is convertible.
FMR believes that low-priced stocks may offer significant growth potential. They may be undervalued because they are often overlooked by many investors, or because the public is overly pessimistic about the company's prospects. The fund's strategy can lead to investments in smaller companies, which carry more risk than larger companies. Generally, small companies rely on limited product lines and markets, financial resources, or other factors and this may make them more susceptible to setbacks or downturns. In addition, some issuers of low-priced securities may be bankrupt, financially distressed, or involved in liquidation, reorganization, or recapitalization. As a result, their stock prices may be particularly volatile.
The value of the fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not invest in more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service or rated in the equivalent categories by Standard & Poor's, or is unrated but judged to be of equivalent quality by FMR. The fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 5% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks capital appreciation by investing primarily in a diversified portfolio of low-priced common stocks.
With respect to 75% of total assets, the fund may not invest more than 5% in the securities of any one issuer and may not invest more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.

BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is determined by calculating a BASIC FEE and then applying a PERFORMANCE ADJUSTMENT. The performance adjustment either increases or decreases the management fee, depending on how well the fund has performed relative to the Russell 2000.

MANAGEMENT   =  BASIC   +/-  PERFORMANCE
FEE             FEE          ADJUSTMENT

THE BASIC FEE is calculated by adding a group fee rate to an
individual fund fee rate,    dividing by twelve     and multiplying
the result by the fund's average net assets    throughout the
month.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For July 1998, the group fee rate was    0.2875    %. The individual
fund fee rate is 0.35%. The basic fee for the fiscal year ended July
31, 1998 was    0.64    %    of the fund's average net assets.

(checkmark)
UNDERSTANDING THE
MANAGEMENT FEE
The basic fee FMR receives is
designed to be responsive to
changes in FMR's total assets
under management. Building
this variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
Another variable, the
performance adjustment,
rewards FMR when the fund
outperforms the Russell 2000
(an established index of stock
market performance) and
reduces FMR's fee when the
fund underperforms this index.

THE PERFORMANCE ADJUSTMENT rate is calculated monthly by comparing the fund's performance to that of the Russell 2000 over the performance period.
The performance period is the most recent 36-month period.
   The performance adjustment rate is divided by twelve and multiplied by the fund's average net assets throughout the month, and the resulting dollar amount is then added to or subtracted from the basic fee. The maximum annualized performance adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
The total management fee for the fiscal year ended July 31, 1998 was
   0.74    %    of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.

OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended July 31, 1998, the fund paid transfer agency
and pricing and bookkeeping fees equal to 0.   20    % of its average
net assets. This amount is before expense reductions, if any.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund's portfolio turnover rate for the fiscal year ended July 1998
was    47    %. This rate varies from year to year.

YOUR ACCOUNT

DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(solid bullet) For mutual funds, 1-800-544-8888
(solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
I   f you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.

TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(CHECKMARK)
Fidelity Facts
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet)   Number of Fidelity Mutual Funds: over    225

(solid bullet)   Assets in Fidelity Mutual funds: over    $611
billion
(solid bullet)   Number of shareholder accounts: over    38
million
(solid bullet)   Number of investment analysts and portfolio managers:
   over 250
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com, or
    contact Fidelity directly, as appropriate.

WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
   RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
    Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet) ROTH CONVERSION IRAS allow individuals with assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet) 401(K) PLANS, and certain other 401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet) KEOGH PLANS are generally profit sharing or money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
   (solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
   (solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.

HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the    fund is the fund's offering price
or the fund's net asset value per share (NAV), depending on whether
you pay a sales charge. If you pay a sales charge, your     price will
be the fund's offering price. When you buy shares of the fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV. See "Sales Charge Reductions and Waivers," page 94, for an explanation of how and when the sales charge and waivers apply.
Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. The fund's offering price and NAV are normally calculated each business day at 4:00 p.m. Eastern time.
   Shares of the fund are offered to current shareholders only.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page 93. Purchase orders may be refused if, in FMR's opinion, they
would disrupt     management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page 84. If there is no application accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(solid bullet) Mail in an application with a check, or (solid bullet) Open your account by exchanging from another Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for more information and a retirement application.
If you buy shares by check or Fidelity Money LineR, and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT                         $2,500
For certain Fidelity retirement accountsA  $500
TO ADD TO AN ACCOUNT                       $250
For certain Fidelity retirement accountsA  $250
Through regular investment plansB          $100
MINIMUM BALANCE                            $2,000
For certain Fidelity retirement accountsA  $500
A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE 87.
There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory ServiceSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts. Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.



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
                                 TO OPEN AN ACCOUNT                          TO ADD TO AN ACCOUNT

Phone                            (solid bullet) Exchange from another        (solid bullet) Exchange from another
1-800-544-7777                   Fidelity fund account with                  Fidelity fund account with
(Phone graphic)                  the same registration,                      the same registration,
                                 including name, address, and                including name, address, and
                                 taxpayer ID number.                         taxpayer ID number.
                                                                             (solid bullet) Use Fidelity Money Line to
                                                                             transfer from your bank
                                                                             account. Call before your
                                                                             first use to verify that this
                                                                             service is in place on your
                                                                             account. Maximum Money
                                                                             Line: up to $100,000.

Internet                         (solid bullet) Complete and sign the        (solid bullet) Exchange from another
www.fidelity.com                 application. Make your                      Fidelity fund account with
(Internet graphic)               check payable to the                        the same registration,
                                 complete name of the fund.                  including name, address, and
                                 Mail to the address indicated               taxpayer ID number.
                                 on the application.                         (solid bullet) Use Fidelity Money Line to
                                                                             transfer from your bank
                                                                             account. Visit Fidelity's Web
                                                                             site before your first use to
                                                                             verify that this service is in
                                                                             place on your account.
                                                                             Maximum Money Line: up
                                                                             to $100,000.

Mail                             (solid bullet) Complete and sign the        (solid bullet) Make your check payable to
(Mail graphic)                   application. Make your                         the complete name of the
                                 check payable to    the                        fund.     Indicate your fund
                                    complete name of the fund.               account number on your
                                 Mail to the address indicated               check and mail to the
                                 on the application.                         address printed on your
                                                                             account statement.
                                                                             (solid bullet) Exchange by mail: call
                                                                             1-800-544-6666 for
                                                                             instructions.

In Person                         (solid bullet) Bring your application and   (solid bullet) Bring your check to a
(In Person graphic)               check to a Fidelity Investor                Fidelity Investor Center. Call
                                  Center. Call                                1-800-544-9797 for the
                                  1-800-544-9797 for the                      center nearest you.
                                  center nearest you.

Wire                             (solid bullet) Call 1-800-544-7777 to set   (solid bullet) Not available for retirement
(Wire graphic)                   up your account and to                      accounts.
                                 arrange a wire transaction.                 (solid bullet) Wire to:
                                 Not available for retirement                Bankers Trust Company,
                                 accounts.                                   Bank Routing #021001033,
                                 (solid bullet) Wire within 24 hours to:     Account #00163053.
                                 Bankers Trust Company,                      Specify the complete name
                                 Bank Routing #021001033,                    of the fund and include your
                                 Account #00163053.                          account number and your
                                 Specify the complete name                   name.
                                 of the fund and include your
                                 new account number and
                                 your name.

Automatically                    (solid bullet) Not available.               (solid bullet) Use Fidelity Automatic
(Automatic graphic)                                                          Account Builder. Sign up for
                                                                             this service when opening
                                                                             your account, visit Fidelity's
                                                                             Web site at
                                                                             www.fidelity.com to obtain
                                                                             the form to add the service,
                                                                             or call 1-800-544-6666 to
                                                                             add the service.

(TDD graphic)TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE    of the fund is the fund's NAV minus the
short-term trading fee, if applicable. If you sell shares of the fund after holding them less than 90 days, the fund will deduct a short-term trading fee equal to 1.5% of the value of those shares.
   Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or    t    hrough Fidelity's
Web site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(solid bullet) You wish to redeem more than $100,000 worth of shares, (solid bullet) Your account registration has changed within the last 30 days,
(solid bullet) The check is being mailed to a different address than the one on your account (record address), (solid bullet) The check is being made payable to someone other than the account owner, or
(solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(solid bullet) Your name,
(solid bullet) The fund's name,
(solid bullet) Your fund account number, (solid bullet) The dollar amount or number of shares to be redeemed, and
(solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
Fidelity Investments
P.O. Box 660602
Dallas, TX 75266-0602



                                                      ACCOUNT TYPE        SPECIAL REQUIREMENTS

IF YOU SELL SHARES OF THE FUND AFTER HOLDING THEM LESS THAN 90 DAYS, THE FUND WILL DEDUCT A
SHORT-TERM TRADING FEE EQUAL TO 1.5% OF THE VALUE OF THOSE SHARES.

Phone                                                 All account types   (solid bullet) Maximum check request:
1-800-544-7777                                        except retirement   $100,000.
(Phone graphic)                                       All account types   (solid bullet) For Money Line transfers to
                                                                          your bank account; minimum:
                                                                          $10; maximum: up to
                                                                          $100,000.
                                                                          (solid bullet) You may exchange to other
                                                                          Fidelity funds if both accounts
                                                                          are registered with the same
                                                                          name(s), address, and taxpayer
                                                                          ID number.

Mail or in Person                                     Individual, Joint   (solid bullet) The letter of instruction must
(Mail graphic)                                        Tenant, Sole        be signed by all persons
(In Person graphic)                                   Proprietorship,     required to sign for
                                                      UGMA, UTMA          transactions, exactly as their
                                                      Retirement account  names appear on the account.
                                                                          (solid bullet) The account owner should
                                                                          complete a retirement
                                                      Trust               distribution form. Call
                                                                          1-800-544-6666 to request
                                                                          one.
                                                                          (solid bullet) The trustee must sign the letter
                                                      Business or         indicating capacity as trustee.
                                                      Organization        If the trustee's name is not in
                                                                          the account registration,
                                                                          provide a copy of the trust
                                                                          document certified within the
                                                                          last 60 days.
                                                      Executor,           (solid bullet) At least one person authorized
                                                      Administrator,      by corporate resolution to act
                                                      Conservator,        on the account must sign the
                                                      Guardian            letter.
                                                                          (solid bullet) Include a corporate resolution
                                                                          with corporate seal or a
                                                                          signature guarantee.
                                                                          (solid bullet) Call 1-800-544-6666 for
                                                                          instructions.

Wire                                                 All account types   (solid bullet) You must sign up for the wire
(Wire graphic)                                       except retirement   feature before using it. To
                                                                          verify that it is in place, call
                                                                          1-800-544-6666. Minimum
                                                                          wire: $5,000.
                                                                          (solid bullet) Your wire redemption request
                                                                          must be received in proper
                                                                          form by Fidelity before 4:00
                                                                          p.m. Eastern time for money to
                                                                          be wired on the next business
                                                                          day.

(TDD graphic)TDD - Service for the Deaf and Hearing-Impaired: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
FIDELITY'S WEB SITE    at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(solid bullet) Account statements (quarterly)
(solid bullet) Financial reports (every six months)

(CHECKMARK)
24-Hour Service
Account Assistance
1-800-544-6666
Account Transactions
1-800-544-7777
Product Information
1-800-544-8888
Retirement Account Assistance
1-800-544-4774
TouchTone Xpress (registered trademark) (Automated service graphic)
1-800-544-5555
Web Site
www.fidelity.com
(Automated service graphic)   Automated service
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information. Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of other Fidelity funds by telephone, in writing, or through Fidelity's Web site. The shares you exchange will carry credit for any sales charge you previously paid in connection with their purchase.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page 93.
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of the fund's sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for retirement accounts. Call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.




REGULAR INVESTMENT PLANS

FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM                                        FREQUENCY       SETTING UP OR CHANGING
$100                                           Monthly or      (solid bullet) For a new account, complete the appropriate
                                               quarterly       section on the fund application.
                                                               (solid bullet) For existing accounts, call 1-800-544-6666
                                                               or visit Fidelity's Web site at
                                                               www.fidelity.com for an application.
                                                               (solid bullet) To change the amount or frequency of your
                                                               investment, call 1-800-544-6666 at least
                                                               three business days prior to your next
                                                               scheduled investment date.

DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A FIDELITY FUNDA

MINIMUM                                        FREQUENCY       SETTING UP OR CHANGING
$100                                           Every pay       (solid bullet) Check the appropriate box on the fund
                                               period          application, or call 1-800-544-6666 or visit
                                                               Fidelity's Web site at www.fidelity.com for
                                                               an authorization form.
                                                               (solid bullet) Changes require a new authorization form.

FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY FUND

MINIMUM                                        FREQUENCY       SETTING UP OR CHANGING
$100                                           Monthly,        (solid bullet) To establish, call 1-800-544-6666 after
                                               bimonthly,      both accounts are opened.
                                               quarterly, or   (solid bullet) To change the amount or frequency of your
                                               annually        investment, call 1-800-544-6666.

A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN APPROPRIATE CHOICE
FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.


SHAREHOLDER AND ACCOUNT POLICIES

DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in September and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you    select distribution option 2 or 3 and the U.S. Postal
Service does not deliver your checks, your election may be converted
to the Reinvestment Option. You will n    ot receive interest on
amounts    represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-80    0-544-6666.
SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to a sales charge. If you direct distributions to a fund with a 3.00% sales charge, you will not pay a sales charge on those purchases.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

(CHECKMARK)
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.

TAXES
As with any investment, you should consider how your investment in the fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV and offering price as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
THE OFFERING PRICE of the    fund is its NAV divided by the difference
b    etween one and the app   licable sales charge percentage. The
maximum     sales charge is 3.00% of the o   ffering p    rice.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form, minus the short-term trading fee, if applicable.     Note the
following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
A SHORT-TERM TRADING FEE of 1.5% will be deducted from the redemption amount if you sell your shares after holding them less than 90 days. This fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.
The short-term trading fee, if applicable, is charged on exchanges out of the fund. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the short-term trading fee applies. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send
the proceeds to you. Your shares will be    redeemed at the NAV, minus
the short-term trading fee, i    f applicable, on the day your account
is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from the fund's 3.00% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details.
SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. The fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for a sales charge reduction. Call Fidelity to see if your purchase qualifies.
                    Sales Charge

Ranges              As a % of Offering Price  As an approximate
                                              % of net amount
                                              invested

$0-249,999          3.00%                     3.09%

$250,000-499,999    2.00%                     2.04%

$500,000-999,999    1.00%                     1.01%

$1,000,000 or more  none                      none

The sales charge will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds from a transaction in a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. The fund's sales charge will not apply:
   4. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
   5. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
   6. If you are a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
   7. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code).
   8. If you are an investor participating in the Fidelity Trust Portfolios program.
   9. To shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager.
   10. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
   11. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
   12. If you are a bank trust officer, registered representative, or other employee of a qualified recipient, as defined on page 24.
   13. To contributions and exchanges to a prototype or prototype-like retirement plan sponsored by FMR Corp. or FMR and which is marketed and distributed directly to plan sponsors or participants without any assistance or intervention from any intermediary distribution channel.
   14. If you invest through a non-prototype pension or profit-sharing plan that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver agreement confirming its qualification.
   15. If you are a registered investment adviser (RIA) purchasing for your discretionary accounts, provided you execute a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and
operating provisions. Except for correspondents of        National
Financial Services Corporation, this waiver is available only for shares purchased directly from Fidelity, and is unavailable if the RIA is part of an organization principally engaged in the brokerage business.
   16. If you are a trust institution or bank trust department purchasing for your non-discretionary, non-retirement fiduciary accounts, provided you execute a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
These waivers must be qualified through FDC in advance. More detailed
information about waivers (1), (2), (   8    ), (13) and (15) is
contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.

This prospectus is printed on recycled paper using soy-based inks.



FIDELITY LOW-PRICED STOCK FUND
A FUND OF FIDELITY PURITAN TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 29, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus (dated September 29, 1998). Please retain this document for future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(Registered trademark) at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



Investment Policies and Limitations                       25

Portfolio Transactions                                    29

Valuation                                                 30

Performance                                               31

Additional Purchase, Exchange and Redemption Information  33

Distributions and Taxes                                   34

FMR                                                       34

Trustees and Officers                                     35

Management Contract                                       36

Contracts with FMR Affiliates                             39

Description of the Trust                                  40

Financial Statements                                      40

Appendix                                                  40

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       LPS   -ptb-    0998
1.473513.101


INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental policy or limitation, invest all of its assets in the securities of a single open-ended management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment
limitation (3)). The fund will not borrow from     other funds advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract", that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended July 31, 1998    and     1997, the fund's
portfolio turnover rate   s     w   ere 47% and 45%    , respectively.
For the fiscal years ended July 1998, 1997, and 1996, the fund paid
brokerage commissions of $   10,729,000    , $   7,669,000    , and
$   4,871,000    , respectively. Significant changes in brokerage
commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended July 1998, 1997 and 1996, the fund paid
brokerage commissions of $   929,000    , $   845,000    , and
$   556,000    , respectively, to NFSC. NFSC is paid on a commission
basis. During the fiscal year ended July 1998, this amounted to
approximately    8.7    % of the aggregate brokerage commissions paid
by the fund for transactions involving approximately    13.1    % of
the aggregate dollar amount of transactions for which the fund paid
brokerage commissions.        The difference between the percentage of
aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
During the fiscal years ended July 1998, 1997 and 1996, the fund paid
brokerage commissions of $   39,000    , $   129,000     and
$   35,000    , respectively, to FBS. FBS is paid on a commission
basis. During the fiscal year ended July 1998, this amounted to
approximately    0.36    % of the aggregate brokerage commissions paid
by the fund for transactions involving approximately    0.28    % of
the aggregate dollar amount of transactions for which the fund paid brokerage commissions.
During the fiscal year ended July 1998, the fund paid
$   9,816,000     in brokerage commissions to firms that provided
research services involving approximately $   4,774,621,000     of
transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking the fund's 3% maximum sales charge into account and may or may not include the effect of the fund's 1.5% short-term trading fee on shares held less than 90 days. Excluding the fund's sales charge or short-term trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration. NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES   .     A growth fund may illustrate performance using
moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an
NAV has crossed,    stayed above, or stayed below its moving average.
On July 31, 1998, the 13-week and 39-week long-term moving averages
were     $   27.12     and $   26.36    , respectively
CALCULATING HISTORICAL FUND RESULTS.    The following table shows
performance for the fund calculated including certain fund expenses. The fund has a maximum front-end sales charge of 3% which is included in the average annual and cumulative total returns.
Total returns do not include the effect of the fund's 1.5% short-term trading fee, applicable to shares held less than 90 days.
HISTORICAL FUND RESULTS. The following table shows the fund's total return for the periods ended July 31, 1998.


                  Average Annual Total Returns                  Cumulative Total Returns

                  One            Five            Life of         One            Five             Life of
                  Year           Years           Fund*           Year           Years            Fund*



Low-Priced Stock      7.22    %      18.60    %      19.75    %      7.22    %      134.61    %      370.96    %


* From December 27, 1989 (commencement of operations).
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from December 27, 1989 (commencement of operations) to July 31, 1998, a hypothetical $10,000 investment in Low-Priced
Stock would have grown to $   47,096    , including the effect of the
fund's 3% sales charge and assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.



FIDELITY LOW-PRICED STOCK FUND                                             INDICES

Period Ended  Value of         Value of        Value of         Total      S&P 500  DJIA                   Cost of
              Initial          Reinvested      Reinvested       Value                                      Living**
              $10,000          Dividend        Capital Gain
              Investment       Distributions   Distributions


1998          $    25,094      $    2,841      $    19,161      $   47,096 $ 40,413    $ 41,040               $ 12,942

1997          $ 24,444         $ 2,273         $ 15,891         $ 42,608   $ 3   3,879 $ 37,374            $ 12,728

1996          $ 19,274         $ 1,408         $ 9,873          $ 30,555   $ 22,   269 $ 24,644            $ 12,450

1995          $ 18,673         $ 1,021         $ 7,711          $ 27,405   $ 19,   104 $ 20,528            $ 12,094

1994          $ 17,091         $ 803           $ 4,241          $ 22,135   $ 15,   149 $ 15,992            $ 11,768

1993          $ 16,674         $ 593           $ 2,205          $ 19,472   $ 14,   406 $ 14,631            $ 11,451

1992          $ 14,492         $ 405           $ 1,153          $ 16,050   $ 13,   247 $ 13,619            $ 11,142

1991          $ 12,251         $ 186           $ 347            $ 12,784   $ 11,   744 $ 11,783            $ 10,801

1990*         $ 10,418         $ 0             $ 0              $ 10,418   $ 10,   414 $ 10,909            $ 10,341


* From December 27, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on December 27, 1989, assuming the 3% sales charge had been in effect,
the net amount invested in fund shares was $   9,700    . The cost of
the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   25,126    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   1,348     for dividends and $   9,409     for capital gain
distributions. The figures in the table do not include the effect of the fund's 1.5% short-term trading fee applicable to shares held less than 90 days.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Low-Priced Stock may compare its performance to that of the Russell 2000 Index, an unmanaged index of 2,000 small company stocks.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of July 31, 1998, FMR advised over $   31     billion in municipal
fund assets, $   107     billion in money market fund assets,
$   460     billion in equity fund assets, $   71     billion in
international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive the fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive the fund's front-end sales charge in certain instances due to sales efficiencies and competitive considerations. The sales charge will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit
plan    (including 403(b) programs, but otherwise as defined in ERISA)
    provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer,
maintained at least one employee benefit plan    (including 403(b)
programs, but otherwise as defined in ERISA)     that qualified for
exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either
(a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund or a qualified state tuition program for which FMR or an affiliate serves as investment manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee;
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities;
11. to shares purchased by contributions and exchanges to the following prototype or prototype-like retirement plans sponsored by FMR Corp. or FMR and that are marketed and distributed directly to plan sponsors or participants without any intervention or assistance from any intermediary distribution channel: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Roth Conversion IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan);
12. to shares purchased as part of a pension or profit-sharing plan as defined in Section 401(a) of the Internal Revenue Code that maintains all of its mutual fund assets in Fidelity mutual funds, provided the plan executes a Fidelity non-prototype sales charge waiver request form confirming its qualification;
13. to shares purchased by a registered investment adviser (RIA) for his or her discretionary accounts, provided he or she executes a Fidelity RIA load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased directly from Fidelity, without a broker, unless purchased through a brokerage firm which is a correspondent of National Financial Services Corporation (NFSC). The waiver is unavailable, however, if the RIA is part of an organization principally engaged in the brokerage business, unless the brokerage firm in the organization is an NFSC correspondent; or
14. to shares purchased by a trust institution or bank trust department for its non-discretionary, non-retirement fiduciary accounts, provided it executes a Fidelity Trust load waiver agreement which specifies certain aggregate minimum and operating provisions. This waiver is available only for shares purchased either directly from Fidelity or through a bank-affiliated broker, and is unavailable if the trust department or institution is part of an organization not principally engaged in banking or trust activities.
The fund's sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in prototype-like retirement plans sponsored by FMR or FMR Corp., which are listed above.
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If the fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of July 31, 1998, the fund hereby designates approximately $424,517,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Puritan Trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc. Abigail Johnson, Vice President of certain Equity Funds, is Mr. Johnson's daughter.
J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of the National Arts Stabilization    Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital Association, Director of the Yale-New Haven Health Services Corp.
(1998), a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal
refining) from 1983   -    1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Cha   irman of the
Board of Lexmark International, Inc. (office machine, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Imation Corp, (imaging and information storage, 1997).
ROBERT C. POZEN (   51    ), Trustee (1997) and Senior Vice President,
is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
ABIGAIL P. JOHNSON (   36    ), is Vice President of certain Equity
Funds (1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.
JOEL TILLINGHAST (40   )    , Vice President of the fund (1992), is
Vice President of FMR.
ERIC D. ROITER (   49    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended July 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                       Aggregate                Total
and                            Compensation             Compensation
Members of the Advisory Board  from                     from the
                               Low-Priced Stock         Fund Complex*,A
                               FundB   ,    C   ,D

J. Gary Burkhead**             $ 0                      $ 0

Ralph F. Cox                   $    3,854               $ 214,500

Phyllis Burke Davis            $    3,852               $ 210,000

Robert M. Gates                $    3,900               $ 176,000

Edward C. Johnson 3d**         $ 0                      $ 0

E. Bradley Jones               $    3,881               $ 211,500

Donald J. Kirk                 $    3,881               $ 211,500

Peter S. Lynch**               $ 0                      $ 0

William O. McCoy               $    3,900               $ 214,500

Gerald C. McDonough            $    4,805               $ 264,500

Marvin L. Mann                 $    3,826               $ 214,500

Robert C. Pozen**              $ 0                      $ 0

Thomas R. Williams             $    3,881               $ 214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $   1,802    ; Phyllis Burke
Davis, $   1,802    ; Robert M. Gates, $   1,803    ; E. Bradley
Jones, $   1,802    ; Donald J. Kirk, $   1,802    ; William O. McCoy,
$   1,803    ; Gerald C. McDonough, $   2,102    ; Marvin L. Mann,
$   1,802    ; and Thomas R. Williams, $   1,802    .
   D  C    ertain of the non-interested Trustees' aggregate
compensation from the fund includes accrued voluntary deferred
compensation as follows:    Ralph F. Cox, $1,529; Marvin L. Mann,
$1,529; William O. McCoy, $921; and Thomas R. Williams, $1,529.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of    July 31, 1998    , the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than
   1    % of the fund's        total outstanding shares.
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant
to which FMR furnishes investment advisory and other services    .
MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of Russell 2000 Index.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE       EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $648 billion of group net assets - the approximate level for
July 31, 1998 was    0.2875    %, which is the weighted average of the
respective fee rates for each level of group net assets up to $648 billion.
The fund's individual fund fee rate is 0.35%. Based on the average group net assets of the funds advised by FMR for July 1998, the fund's annual basic fee rate would be calculated as follows:

                   Group Fee Rate       Individual Fund Fee Rate       Basic Fee Rate

Low-Priced Stock   0.   2875    %  +    0.35%                     =    0.   6375    %


One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee    for Low-Priced
Stock is     subject to upward or downward adjustment, depending upon
whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the Russell 2000 Index (the Index) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.00% (up to a maximum difference of +10.00 is multiplied by a performance
adjustment rate of 0.02%   )    .
The performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
The maximum annualized adjustment rate is (plus/minus)0.20% of the fund's average net assets over the performance period.
The fund's performance is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time. For the fiscal years ended July 31, 1998, 1997, and 1996, the fund
paid FMR management fees of $   80,492,000    , $   46,385,000     and
$   27,370,000    , respectively. The amount of these management fees
include both the basic fee and the amount of the performance
adjustment, if any. For the fiscal years ended July 31,    1998, 1997,
and 1996     the upward performance adjustments amounted to
$   10,960,000    , $   6,610,000    , and $   3,918,000    ,
respectively.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns, and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISERS. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate (including any performance adjustment) with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
Fiscal Year Ended  FMR U.K.            FMR Far East
July 31

1998               $    1,218,437      $    1,164,998

1997               $ 597,229           $ 571,460

1996               $ 372,256           $ 386,108

For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the fund for the past three fiscal years.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended July 31, 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   827,000    , $   817,000    ,
and $   782,000    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
   During the fiscal years ended July 31, 1998, 1997, and 1996, FDC collected sales charge revenue of $9,911,000, $9,602,000, and $5,685,000, respectively, on purchases of fund shares and, of these amounts, retained $9,890,000, for the fiscal year ended July 31,
1998.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Low-Priced Stock Fund is a fund of Fidelity Puritan Trust, an open-end management investment company originally organized as a Delaware corporation and is currently organized as a Massachusetts business trust. The original Delaware corporation was organized on December 12, 1946 and commenced operations on January 17, 1947. On October 15, 1954 the trust's domicile was changed to Massachusetts and on October 1, 1984 the trust was reorganized as a Massachusetts business trust, at which time its name changed from Fidelity Puritan Fund, Inc. to Fidelity Puritan Fund. On January 1, 1987, the trust's name was changed from Fidelity Puritan Fund to Fidelity Puritan Trust. Currently, there are four funds of the trust: Fidelity Balanced Fund, Fidelity Global Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund. The Declaration of Trust permits the Trustees to create additional funds. In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP    , One Post Office Square,
Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended July 31, 1998, and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Fidelity   (registered trademark)     and Fidelity Focus   (registered
trademark)     are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

FIDELITY PURITAN TRUST
FIDELITY GLOBAL BALANCED FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  Cover Page

2a....................................   Expenses

  b, c................................   Contents; The Fund at a Glance; Who May Want to
                                         Invest

3a....................................   Financial Highlights

  b....................................  *

 c,d..................................   Performance

4a  i.................................   Charter

      ii...............................  The Fund at a Glance; Investment Principles and
                                         Risks

b.....................................   Investment Principles and Risks

  c....................................  Who May Want to Invest; Investment Principles and
                                         Risks

5a....................................   Charter

b(i)..................................   Cover Page, The Fund at a Glance, Charter, Doing
                                         Business with Fidelity

  (ii).................................  Charter

  (iii)................................  Expenses; Breakdown of Expenses

  c....................................  Charter

  d....................................  Charter; Breakdown of Expenses

  e....................................  Cover Page; Charter

  f....................................  Expenses

g(i)..................................   Charter

(ii)...................................  *

5A..................................     Performance

6a i.................................    Charter

     ii................................  How to Buy Shares; How to Sell Shares; Transaction
                                         Details; Exchange Restrictions

     iii...............................  Charter

  b....................................  Charter

  c....................................  Transaction Details; Exchange Restrictions

  d....................................  *

  e....................................  Doing Business with Fidelity; How to Buy Shares;
                                         How to Sell Shares; Investor Services

f,g...................................   Dividends, Capital Gains, and Taxes

h......................................  *

7a....................................   Cover Page; Charter

  b....................................  Expenses; How to Buy Shares; Transaction Details

  c....................................  Sales Charge Reductions and Waivers

  d....................................  How to Buy Shares

  e....................................  *

  f ...................................  Breakdown of Expenses

8......................................  How to Sell Shares; Investor Services; Transaction
                                         Details; Exchange Restrictions

9......................................  *


*  Not Applicable
FIDELITY GLOBAL BALANCED FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................       Cover Page

12....................................   Description of Trust

13a - c............................      Investment Policies and Limitations

    d..................................  Portfolio Transactions

14a - c............................      Trustees and Officers

15a, b..............................     *

    c..................................  Trustees and Officers

16a i................................    FMR, Portfolio Transactions

       ii..............................  Trustees and Officers

       iii.............................  Management Contract

     b.................................  Management Contract

     c, d.............................   Contracts With FMR Affiliates

     e - g...........................    *

     h.................................  Description of the Trust

     i.................................  Contracts With FMR Affiliates

17a - c............................      Portfolio Transactions

     d,e..............................   *

18a..................................    Description of the Trust

     b.................................  *

19a..................................    Additional Purchase, Exchange and Redemption
                                         Information

    b..................................  Additional Purchase, Exchange and Redemption
                                         Information; Valuation of Portfolio Securities

    c..................................  *

20....................................   Distributions and Taxes

21a, b..............................     Contracts With FMR Affiliates

     c.................................  *

22....................................   Performance

23....................................   Financial Statements


* Not Applicable

FIDELITY
GLOBAL BALANCED
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
September    29, 1998.     The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
Global Balanced may invest significantly in lower-quality debt securities, sometimes called "junk bonds." These securities carry greater risks, such as the risk of default, than other debt securities.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES
HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
   GBL-pro-0998
   1.536307.101
(fund number 334, trading symbol FGBLX)
Global Balanced seeks high income with preservation of capital by investing in a broadly diversified portfolio of securities. The fund also considers the potential for growth of capital.
PROSPECTUS
   SEPTEMBER 29, 1998
(FIDELITY_LOGO_GRAPHIC)
82 DEVONSHIRE STREET, BOSTON, MA 02109


CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    4   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   FINANCIAL HIGHLIGHTS A summary of the
                        fund's financial data.

                    8   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  11  CHARTER How the fund is organized.

                    12  INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    14  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        14  DOING BUSINESS WITH FIDELITY

                    15  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                           tax-advantaged     retirement plans.

                    16  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    18  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    20  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     21  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    22  TRANSACTION DETAILS Share price
                        calculations and the timing of purchases and redemptions.

                    22  EXCHANGE RESTRICTIONS

                    23  APPENDIX

KEY FACTS


THE FUND AT A GLANCE
GOAL: High current income, with regard for both preservation of capital and potential for growth of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in a broadly diversified portfolio of high-yielding equity and debt securities.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
SIZE: As of July 31,    1998    , the fund had over $9   4.9
million in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for income from equity and bond investments, but who also want to be invested in the stock market for its long-term growth potential. The fund is also designed for investors who want to pursue investment opportunities in markets within and outside the United States. By including international investments in a portfolio, investors can achieve an extra level of diversification and also participate in growth opportunities around the world.
The value of the fund's    domestic and foreign     investments and
the income they generate will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds generally move in the opposite direction from interest rates. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
(CHECKMARK)
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. GLOBAL BALANCED
IS IN THE GROWTH AND INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(RIGHT ARROW) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy
or sell shares of    the     fund. In addition, you may be charged an
annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
Sales charge on purchases                                   None
and reinvested distributions

Deferred sales charge on redemptions                        None

Annual account maintenance fee (for accounts under $2,500)  $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been 1.37%.
Management fee                  0   .    74%

12b-1 fee                       None

Other expenses                  0   .    65%

Total fund operating expenses   1   .    39%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is
5% and that    your shareholder transaction     expenses    and the
fund's annual operating expenses     are exactly as just described.
For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
   1 year           $ 14

   3 years          $ 44

   5 years          $ 76

   10 years         $ 167

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.
(CHECKMARK)
UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN.    ALSO, AS AN INVESTOR,
   YOU MAY PAY CERTAIN EXPENSES
   DIRECTLY.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.

SELECTED PER-SHARE DATA




Years ended July 31                             1998      1997      1996      1995       1994       1993D

Net asset value, beginning of period            $ 15.45   $ 12.91   $ 12.40   $ 11.99    $ 11.98    $ 10.00

Income from Investment Operations

 Net investment income                           .30E      .31E      .31       .28        .32E       .15

 Net realized and unrealized gain (loss)         1.27      2.68      .25       .13        .25        1.91

 Total from investment operations                1.57      2.99      .56       .41        .57        2.06

Less Distributions

 From net investment income                      (.40)     (.45)     (.05)     --         (.15)      (.08)

 From net realized gain                          --        --        --        --         (.11)      --

 In excess of net realized gain                  --        --        --        --         (.20)      --

 Return of capital                               --        --        --        --         (.10)      --

 Total distributions                             (.40)     (.45)     (.05)     -          (.56)      (.08)

Net asset value, end of period                  $ 16.62   $ 15.45   $ 12.91   $ 12.40    $ 11.99    $ 11.98

Total returnB,C                                  10.53%    23.93%    4.52%     3.42%      4.58%      20.65%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)         $ 94,961  $ 74,619  $ 87,785  $ 148,831  $ 313,246  $ 84,157

Ratio of expenses to average net assets          1.39%     1.51%     1.39%     1.34%      1.68%      2.12%A

Ratio of expenses to average net assets after    1.37%F    1.49%F    1.36%F    1.33%F     1.67%F     2.12%A
expense reductions

Ratio of net investment income to average        1.95%     2.28%     2.94%     4.68%      2.56%      4.02%A
net assets

Portfolio turnover rate                          81%       57%       189%      242%       226%       172%A

Average commission rateG                        $ .0074   $ .0089


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
D FOR THE PERIOD FEBRUARY 1, 1993 (COMMENCEMENT OF OPERATIONS) TO JULY
31, 1993
E NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from August 1 through July 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance.

AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended Past            Past           Life of
July 31,    1998     1 year          5 years        fundA

Global Balanced          10.53%          9.14%          12.04%

Morgan Stanley Cap.
Int'l. World Index       11.70%          15.13%          16.95%

Lipper Global Flex.
Port. Funds Average      5.98%           10.68%         n/a


CUMULATIVE TOTAL RETURNS
Fiscal periods ended Past            Past            Life of
July 31,    1998     1 year          5 years         fundA

Global Balanced      10.53%          54.84%          86.81%

Morgan Stanley
Cap. Int'l.
World Index          11.70%          102.29%          136.46%

Lipper Global
Flex. Port.
Funds Average        5.98%           67.62%          n/a



A FROM FEBRUARY 1, 1993 (COMMENCEMENT OF OPERATIONS)
$10,000 OVER LIFE OF FUND
 Fiscal years 1993 19   95     1998
Row: 1, Col: 1, Value: 10000.0
Row: 2, Col: 1, Value: 10490.0
Row: 3, Col: 1, Value: 11161.12
Row: 4, Col: 1, Value: 11752.77
Row: 5, Col: 1, Value: 11983.41
Row: 6, Col: 1, Value: 11853.13
Row: 7, Col: 1, Value: 12064.62
Row: 8, Col: 1, Value: 12759.49
Row: 9, Col: 1, Value: 12696.03
Row: 10, Col: 1, Value: 13268.94
Row: 11, Col: 1, Value: 13115.48
Row: 12, Col: 1, Value: 13738.72
Row: 13, Col: 1, Value: 14417.31
Row: 14, Col: 1, Value: 13895.32
Row: 15, Col: 1, Value: 12974.09
Row: 16, Col: 1, Value: 12795.94
Row: 17, Col: 1, Value: 13005.53
Row: 18, Col: 1, Value: 12385.09
Row: 19, Col: 1, Value: 12616.58
Row: 20, Col: 1, Value: 12879.65
Row: 21, Col: 1, Value: 12848.08
Row: 22, Col: 1, Value: 12679.72
Row: 23, Col: 1, Value: 12321.95
Row: 24, Col: 1, Value: 12164.11
Row: 25, Col: 1, Value: 11837.91
Row: 26, Col: 1, Value: 11964.18
Row: 27, Col: 1, Value: 12300.91
Row: 28, Col: 1, Value: 12490.31
Row: 29, Col: 1, Value: 12500.83
Row: 30, Col: 1, Value: 12532.4
Row: 31, Col: 1, Value: 13048.01
Row: 32, Col: 1, Value: 12963.83
Row: 33, Col: 1, Value: 13153.23
Row: 34, Col: 1, Value: 13026.96
Row: 35, Col: 1, Value: 13268.98
Row: 36, Col: 1, Value: 13563.95
Row: 37, Col: 1, Value: 13574.51
Row: 38, Col: 1, Value: 13352.67
Row: 39, Col: 1, Value: 13426.62
Row: 40, Col: 1, Value: 13806.91
Row: 41, Col: 1, Value: 13828.04
Row: 42, Col: 1, Value: 13933.68
Row: 43, Col: 1, Value: 13637.89
Row: 44, Col: 1, Value: 13669.58
Row: 45, Col: 1, Value: 13983.7
Row: 46, Col: 1, Value: 14048.69
Row: 47, Col: 1, Value: 14676.93
Row: 48, Col: 1, Value: 14614.74
Row: 49, Col: 1, Value: 14581.92
Row: 50, Col: 1, Value: 14735.07
Row: 51, Col: 1, Value: 14680.37
Row: 52, Col: 1, Value: 14833.52
Row: 53, Col: 1, Value: 15632.08
Row: 54, Col: 1, Value: 16299.37
Row: 55, Col: 1, Value: 16901.02
Row: 56, Col: 1, Value: 16047.77
Row: 57, Col: 1, Value: 16888.64
Row: 58, Col: 1, Value: 16241.65
Row: 59, Col: 1, Value: 16286.27
Row: 60, Col: 1, Value: 16444.05
Row: 61, Col: 1, Value: 16792.49
Row: 62, Col: 1, Value: 17534.33
Row: 63, Col: 1, Value: 18017.65
Row: 64, Col: 1, Value: 18354.85
Row: 65, Col: 1, Value: 18242.45
Row: 66, Col: 1, Value: 18467.25
Row: 67, Col: 1, Value: 18680.81
$
$18,681
EXAMPLE: Let's say, hypothetically, that you put $10,000 in the fund
on February 1, 1993. From that date through July 31,    1998    , the
fund's total return was    86.81    %. Your $10,000 would have grown
to $   18,681     (the initial investment plus    86.81    % of
$10,000).




(CHECKMARK)
UNDERSTANDING
PERFORMANCE
BECAUSE THIS FUND INVESTS IN
STOCKS, ITS PERFORMANCE IS
RELATED TO THAT OF THE OVERALL
STOCK MARKET. HISTORICALLY, STOCK
MARKET PERFORMANCE HAS BEEN
CHARACTERIZED BY VOLATILITY IN
THE SHORT RUN AND GROWTH IN THE
LONG RUN. YOU CAN SEE THESE
TWO CHARACTERISTICS REFLECTED IN
THE FUND'S PERFORMANCE; THE
YEAR-BY-YEAR TOTAL RETURNS ON
PAGE 9 SHOW THAT SHORT-TERM
RETURNS CAN VARY WIDELY, WHILE
THE RETURNS IN THE MOUNTAIN
CHART SHOW LONG-TERM GROWTH.

EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders. This difference may be significant for funds whose investments are denominated in foreign currencies.
MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX is    an
unmanaged,     market capitalization weighted index    that is
designed to represent the performance of developed stock markets
throughout the world. As of July 31, 1998, the index included     over
1,563 equity securities of companies domiciled    in 23     countries.

YEAR-BY-YEAR TOTAL RETURNS
Calendar years
1994    1995   1996   1997
GLOBAL BALANCED
-11.46% 11.51% 7.75%  12.52%
Morgan Stanley Cap. Int'l. World Index
5.08%   20.72% 13.48% 15.76%
Lipper Global Flexible Portfolio Funds Average
-4.68%  17.35% 13.50% 11.55%
Consumer Price Index
2.67%   2.54%  3.32%  1.70%
Percentage (%)
Row: 1, Col: 1, Value: 0.0
Row: 2, Col: 1, Value: 0.0
Row: 3, Col: 1, Value: 0.0
Row: 4, Col: 1, Value: 0.0
Row: 5, Col: 1, Value: 0.0
Row: 6, Col: 1, Value: 0.0
Row: 7, Col: 1, Value: -11.46
Row: 8, Col: 1, Value: 11.51
Row: 9, Col: 1, Value: 7.75
Row: 10, Col: 1, Value: 12.52
(LARGE SOLID BOX) Global Balanced
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Global Flexible Portfolio
Funds Average. As of July 31,    1998    , the average reflected the
performance of    86     mutual funds with similar investment
objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
GLOBAL BALANCED IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Puritan Trust, an open-end management investment company organized as a Massachusetts business trust on October 1, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which    chooses the fund's investments
and     handles its business affairs.
Affiliates assist FMR with foreign invest   ments    :
(small solid bullet) Fidelity Management & Research (U.K.) Inc. (FMR
U.K.), in London, England,    serves as a sub-adviser for the
fund.
(small solid bullet) Fidelity Management & Research Far East Inc. (FMR
Far East), in Tokyo, Japan,    serves as a sub-adviser for the fund.

(small solid bullet) Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda,    serves as a sub-adviser for the fund.

(small solid bullet) Fidelity International Investment Advisors (U.K.)
Limited (FIIA(U.K.)L), in London, England,    serves as a sub-adviser
for the fund.
(small solid bullet) Fidelity Investment Japan Ltd. (FIJ), in Tokyo,
Japan,    serves as a sub-adviser for the fund.
Richard Mace is Vice President and manager of Global Balanced, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as manager and analyst.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL), is the parent company of FIIA, FIJ, and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks high current income, with regard for both the preservation of capital and the potential for capital growth, by investing in a broadly diversified portfolio of equity and fixed-income securities issued anywhere in the world.
   The fund normally diversifies its investments across different countries and regions, including the United States. In allocating the fund's assets across countries and regions, FMR will consider the size of the market in each country and region relative to the size of the world market as a whole.
   The proportions of the fund's assets invested in equity and fixed-income securities vary based on FMR's interpretation of economic
conditions and underlying security values.     However,    FMR
    always invests at least 25% of    the fund's     total assets in
fixed-income senior securities, including debt securities and preferred stocks. The fund has the ability to invest in lower-quality securities.
The value of the fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer.
   International funds     have increased economic and political risks
   as they are exposed to events and factors in the various world markets. These risks may be greater for funds that invest in emerging
markets.     Also, because many of the fund's investments are
denominated in foreign currencies, changes in the value of currencies
can significantly affect the fund's share price.    FMR may use a
variety of techniques to either increase or decrease the fun    d's
exposure to any currency.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of    its     total assets, the fund
may not    invest in     more than 10% of the outstanding voting
securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

FISCAL YEAR ENDED JULY    1998     DEBT HOLDINGS, BY RATING
                   MOODY'S INVESTORS
                   SERVICE                  STANDARD & POOR'S
                   (AS A % OF INVESTMENTS)  (AS A % OF INVESTMENTS)
                          Average of               Average of
                   Rating total investments Rating total investments
INVESTMENT GRADE
Highest quality    Aaa       24.2    %      AAA       25.7    %
High quality       Aa        2.0    %       AA        0.2    %
Upper-medium grade A         0.1    %       A         0.3    %
Medium grade       Baa       0.0    %       BBB       0.0    %
LOWER QUALITY
Moderately
speculative        Ba        0.0    %       BB        0.0    %
Speculative        B         0.0    %       B         0.0    %
Highly speculative Caa       0.0    %       CCC       0.0    %
Poor quality       Ca        0.0    %       CC        0.0    %
Lowest quality,
no interest        C         0.0    %       C         0.0    %
In default, in
arrears            --                       D         0.0    %

REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS. THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO    0.0    %
OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO    0.0    % OF THE FUND'S
INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR
ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty. Lower-quality securities may be thinly traded, making them difficult to sell promptly at an acceptable price. Adverse publicity and changing investor perceptions may affect the ability to obtain prices for, or to sell these securities.
Lower-quality foreign government securities are considered to have speculative characteristics, and involve greater risk of default or price changes, or they may already be in default. These risks are in addition to the general risks associated with foreign securities.
The    following     table provides a summary of ratings assigned to
debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end
portfolio holdings during the fiscal year ended July    1998    , and
are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with    a
fund's debt quality policy if it is rated at or above the stated level
by Moody's    Investors Service, Standard & Poor's, Duff & Phelps
Credit Rating Co., or Fitch IBCA, Inc.,     or is unrated but judged
to be of equivalent quality by FMR. The fund currently intends to limit its investments in corporate debt securities (other than convertible debt securities) to those of Baa-quality or above, and currently intends to limit its investments in lower than Baa-quality
convertible debt securities    (sometimes called "junk bonds")     to
5% of its assets. There is no quality restriction on foreign government securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to political, economic,    or regulatory
conditions     in foreign countries; fluctuations in foreign
currencies; withholding or other taxes;    trading, settlement,
custodial,     and other operational risks; and the potentially less
stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in
   emerging     markets, more volatile    and potentially less liquid
    than U.S. investments.
EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves
risks    in addition to and greater than     those generally
associated with investing    in more developed     foreign
   markets    . The extent of economic development; political
stability; market depth,    infrastructure, and capitalization; and
regula    tory oversight is generally less than in more developed
markets. Emerging market economies may be subject to greater social,
economic,    regulatory,     and political uncertainties. All of these
factors generally make emerging market securities more volatile and
potentially less liquid    than securities issued in more developed
markets.
ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not    invest     more than 15% of its
assets in illiquid securities.
       WARRANTS    are instruments which entitle the holder to buy an
equity security at a specific price for a specific period of time. The price of a warrant tends to be more volatile than the price of its underlying security, and a warrant ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
RESTRICTIONS: With respect to 75% of its total assets, the fund may
not    invest     more than 5% in the securities of any    one
issuer. This limitation does not apply to U.S. Government securities. The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised
by FMR    or its affiliates,     or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by FMR    or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
The fund seeks a high level of current income, with regard for both the preservation of capital and the potential for capital growth.
With respect to 75% of total assets, the fund may not invest more than 5% in the securities of any one issuer and may not invest in more than 10% of the outstanding voting securities of a single issuer. These limitations do not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs.
FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate,    dividing by twelve,     and multiplying the result by the
fund's average net assets    throughout the month    .
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For July 1998, the group fee rate was    0.2875    %. The individual
fund fee rate is 0.45%.

   (checkmark)
   UNDERSTANDING THE
   MANAGEMENT FEE
   The management fee FMR
   receives is designed to be
   responsive to changes in FMR's
   total assets under
   management. Building this
   variable into the fee
   calculation assures
   shareholders that they will pay
   a lower rate as FMR's assets
   under management increase.

   The total management fee for the fiscal year ended July 31, 1998, was 0.74% of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with four affiliates: FMR U.K., FMR Far East, FIJ, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA (U.K.) L. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIJ focuses on issuers based in Japan and elsewhere around the world. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA (U.K.) L focuses on issuers based in the United Kingdom and Europe.
The sub-advisers are compensated for providing investment research and advice. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIJ and FIIA 30% of its management fee associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services.
   For the fiscal year ended July 1998, FMR paid FMR U.K. and FMR Far East fees equal to .025% and .025%, respectively, of the fund's average net assets.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA (U.K.) L a fee equal to 110% of the cost of providing these services. OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended July    1998    , the fund paid transfer
agency and pricing and bookkeeping fees equal to 0.   37    % of its
average net assets. This amount is before expense reductions, if any. The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares. Currently, the Board of Trustees has authorized such payments.
The fund's portfolio turnover rate for the fiscal year ended July
   1998     was    81    %. This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing    tax-advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75     walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.

(checkmark)
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    225
(solid bullet) Assets in Fidelity mutual
funds: over $   611     billion
(solid bullet) Number of shareholder
accounts: over    3    8 million
(solid bullet) Number of investment
analysts and portfolio
managers: ov   er 250

The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number,    visit Fidelity's Web site at www.fidelity.com,
or contact Fidelity directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR    TAX-ADVANTAGED     RETIREMENT SAVINGS
 Retirement plans    provide     individuals    with tax-advantaged
ways to save for retirement, either with tax-deductible contributions
or tax-free growth.     Retirement accounts require special
applications and typically have lower minimums.
(solid bullet)    TRADITIONAL     INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow    individuals     under age 70 with    compensation
to    contribute     up to $2,000 per tax year.    Married couples can
contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate
for Traditional and Roth IRAs.)     Contributions may be
tax-deductible, subject to certain income limits.
(solid bullet)        ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS    help     retain special tax advantages
for    certain eligible rollover distributions     from
employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
(solid bullet) KEOGH PLANS    are generally profit sharing or money
purchase pension plans that     allow self-employed individuals or
small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those
with    self-employment     income (and their eligible employees) with
many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide
small business owners or those with    self-employment     income (and
their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees
of    501(c)(3)     tax-exempt institutions, including schools,
hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
       THE PRICE TO BUY ONE SHARE    of the fund is the fund's net
asset value per share (NAV).     The fund's shares are sold without a
sales charge.
   Your     shares    will be     purchased at the next    NAV
calculated after your investment is received    in proper form. The
fund's NAV     is normally calculated    each business day     at 4:00
p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus, call 1-800-544-8888    or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A    TAX-ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888    or visit Fidelity's Web site at
www.fideli    ty.com for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.

MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT                                       $2,500
For    certain     Fidelity    retirement     accountsA  $500
TO ADD TO AN ACCOUNT                                     $250
Through regular investment plansB                        $100
MINIMUM BALANCE                                          $2,000
For    certain     Fidelity    retirement     accountsA  $500

A    THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
   There is no minimum account balance or initial or subsequent
investment minimum for     investments through Fidelity Portfolio
Advisory ServicesSM,    a qualified state tuition program,     certain
   Fidelity     retirement accounts funded through salary deduction,
or accounts opened with the proceeds of distributions from    such
retirement accounts.
Refer to the program materials for details.    In addition, the fund
reserves the right to waive or lower investment minimums in other circumstances.



                     TO OPEN AN ACCOUNT               TO ADD TO AN ACCOUNT

PHONE 1-800-544-7777
(PHONE_GRAPHIC)      (SMALL SOLID BULLET) EXCHANGE
                     FROM ANOTHER FIDELITY FUND       (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                     ACCOUNT WITH THE SAME
                     REGISTRATION,                    ACCOUNT WITH THE SAME REGISTRATION,
                     INCLUDING NAME, ADDRESS, AND
                     TAXPAYER ID                      INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                     NUMBER.                          NUMBER.
                                                      (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                                                      YOUR BANK ACCOUNT. CALL BEFORE YOUR FIRST
                                                      USE TO VERIFY THAT THIS SERVICE IS IN PLACE
                                                      ON YOUR ACCOUNT. MAXIMUM MONEY LINE:
                                                      UP TO $100,000.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)   (SMALL SOLID BULLET) COMPLETE
                     AND SIGN THE APPLICATION. MAKE   (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                     YOUR CHECK PAYABLE TO THE
                     COMPLETE                         ACCOUNT WITH THE SAME REGISTRATION,
                     NAME OF THE FUND. MAIL TO THE
                     ADDRESS                          INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                     INDICATED ON THE APPLICATION.    NUMBER.
                                                      (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                                                      YOUR BANK ACCOUNT. VISIT FIDELITY'S WEB
                                                      SITE BEFORE YOUR FIRST USE TO VERIFY THAT THIS
                                                      SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                      MAXIMUM MONEY LINE: UP TO $100,000.

MAIL (MAIL_GRAPHIC)  (SMALL SOLID BULLET) COMPLETE
                     AND SIGN THE APPLICATION.
                        MAKE                          (SMALL SOLID BULLET)    MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                        YOUR CHECK PAYABLE TO THE
                     COMPLETE                            NAME OF THE FUND. INDICATE YOUR FUN    D
                        NAME OF THE FUND. MAIL TO
                     THE ADDRESS                      ACCOUNT NUMBER ON YOUR CHECK AND MAIL TO
                     INDICATED ON THE APPLICATION.    THE ADDRESS PRINTED ON YOUR ACCOUNT
                                                      STATEMENT.
                                                      (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666
                                                      FOR INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)       (SMALL SOLID BULLET) BRING YOUR
                     APPLICATION AND CHECK TO A       (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                     FIDELITY INVESTOR CENTER. CALL   CENTER. CALL 1-800-544-9797 FOR THE
                     1-800-544-9797 FOR THE CENTER
                     NEAREST                          CENTER NEAREST YOU.
                     YOU.

WIRE (WIRE_GRAPHIC)  (SMALL SOLID BULLET)
                     CALL 1-800-544-7777 TO SET UP
                     YOUR                             (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                     ACCOUNT AND TO ARRANGE A WIRE    (SMALL SOLID BULLET) WIRE TO:
                     TRANSACTION. NOT AVAILABLE FOR
                     RETIREMENT                       BANKERS TRUST COMPANY,
                     ACCOUNTS.                        BANK ROUTING #021001033,
                     (SMALL SOLID BULLET) WIRE
                     WITHIN 24 HOURS TO:              ACCOUNT #00163053.
                     BANKERS TRUST COMPANY,              SPECIFY THE COMPLETE NAME OF THE FUND
                     BANK ROUTING #021001033,            AND INCLUDE YOUR ACCOUNT NUMBER AND
                     ACCOUNT #00163053.               YOUR NAME.
                        SPECIFY THE COMPLETE NAME
                     OF THE FUND
                        AND INCLUDE YOUR NEW ACCOUNT
                     NUMBER
                        AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)  (SMALL SOLID BULLET) NOT
                     AVAILABLE.                       (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT BUILDER.
                                                      SIGN UP FOR THIS SERVICE    WHEN OPENING
                                                         YOUR ACCOUNT, VISIT FIDELITY'S WEB SITE AT
                                                         WWW.FIDELITY.COM TO OBTAIN THE FORM TO
                                                         ADD THE SERVICE, OR CALL 1-800-544-6666
                                                      TO ADD THE SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
       THE PRICE TO SELL ONE SHARE    of the fund is the fund's
NAV.
Your shares will be sold at the next    NAV     calculated after your
order is received    in proper form. The fund's NAV     is normally
calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing,    or through Fidelity's Web
site.     Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
     ACCOUNT TYPE  SPECIAL REQUIREMENTS




PHONE 1-800-544-7777
(PHONE_GRAPHIC)          ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                         RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                     MINIMUM: $10; MAXIMUM: UP TO $100,000.
                         ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                     BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                     NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)           INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                         SOLE PROPRIETORSHIP,        PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                         UGMA, UTMA                  EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                         RETIREMENT ACCOUNT          (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                     RETIREMENT DISTRIBUTION FORM. CALL
                                                     1-800-544-6666 TO REQUEST ONE.
                         TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                     CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                     IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                     TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                         BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                     RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                     LETTER.
                                                     (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                     SEAL OR A SIGNATURE GUARANTEE.
                         EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                         CONSERVATOR, GUARDIAN

WIRE (WIRE_GRAPHIC)      ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                         RETIREMENT                  USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                     1-800-544-6666. MINIMUM WIRE: $5,000.
                                                     (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                        IN PROPER FORM     BY FIDELITY BEFORE 4:00 P.M.
                                                     EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                     NEXT BUSINESS DAY.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.

   (CHECKMARK)
   24-HOUR SERVICE
   ACCOUNT ASSISTANCE
   1-800-544-6666
   ACCOUNT TRANSACTIONS
   1-800-544-7777
   PRODUCT INFORMATION
   1-800-544-8888
   RETIREMENT ACCOUNT ASSISTANCE
   1-800-544-4774
   TOUCHTONE XPRESS(REGISTERED TRADEMARK)
   1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
    AUTOMATED SERVICE

       FIDELITY'S WEB SITE    at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in writing,    or through
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666    or visit Fidelity's Web
site at www.fidelity.com     for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

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
MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                               APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666    OR VISIT FIDELITY'S
                               WEB
                                  SITE AT WWW.FIDELITY.COM     FOR AN APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                               1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                               SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                           FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends
   and capital gains     are distributed in September and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
If you select distribution option 2 or 3    and the U.S. Postal
Service does not de    liver your checks, your election may be
   converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.

(CHECKMARK)
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.

TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
gains    are distributed as dividends and taxed as ordinary
income    ; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement
showing the    tax characterization     of distributions paid to you
in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
CURRENCY CONSIDERATIONS. If the fund's dividends exceed its taxable income in any year, which is sometimes the result of currency-related losses, all or a portion of the fund's dividends may be treated as a return of capital to shareholders for tax purposes. To minimize the risk of a return of capital, the fund may adjust its dividends to take currency fluctuations into account, which may cause the dividends to vary. Any return of capital will reduce the cost basis of your shares, which will result in a higher reported capital gain or a lower reported capital loss when you sell your shares. The statement you receive in January will specify if any distributions included a return of capital.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.    FSC     normally calculates the fund's NAV as of
the close of business of the NYSE, normally 4:00 p.m. Eastern time. THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE    OR
ELECTRONICALLY    . Fidelity will    not be responsible for any
    losses resulting from unauthorized transactions if it follows
reasonable    security     procedures designed to verify the identity
of the    investor.     Fidelity will request personalized security
codes or other information, and may also record calls.    For
transactions conducted through the Internet, Fidelity recommends the
use of an Internet browser with 128-bit encryption.     You should
verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next    NAV     calculated after your investment is received
   in proper form.     Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is received    in proper
form.     Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose administrative fees of up to 1.00% and trading fees of up to 3.00% of the amount exchanged. Check each fund's prospectus for details. APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
Portfolio Advisory Services is a service mark of FMR Corp.
The third party marks appearing above are the marks of their respective owners.







This prospectus is printed on recycled paper using soy-based inks. FIDELITY GLOBAL BALANCED FUND
A FUND OF FIDELITY PURITAN TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER    29, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated September    29, 1998)    . Please retain this document for
future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.

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
TABLE OF CONTENTS                                                                     PAGE



INVESTMENT POLICIES AND LIMITATIONS                                                   31

SPECIAL CONSIDERATIONS    REGARDING     AFRICA                                        36

SPECIAL CONSIDERATIONS    REGARDING     CANADA                                        37

SPECIAL CONSIDERATIONS    REGARDING     EUROPE                                        37

SPECIAL CONSIDERATIONS    REGARDING     JAPAN, THE PACIFIC BASIN, AND SOUTHEAST ASIA  39

SPECIAL CONSIDERATIONS    REGARDING     LATIN AMERICA                                 44

SPECIAL CONSIDERATIONS    REGARDING     THE RUSSIAN FEDERATION                        45

PORTFOLIO TRANSACTIONS                                                                46

VALUATION                                                                             47

PERFORMANCE                                                                           47

ADDITIONAL PURCHASE,    EXCHANGE     AND REDEMPTION INFORMATION                       52

DISTRIBUTIONS AND TAXES                                                               52

FMR                                                                                   53

TRUSTEES AND OFFICERS                                                                 53

MANAGEMENT CONTRACT                                                                   54

DISTRIBUTION AND SERVICE PLAN                                                         57

CONTRACTS WITH FMR AFFILIATES                                                         57

DESCRIPTION OF THE TRUST                                                              57

FINANCIAL STATEMENTS                                                                  58

   APPENDIX                                                                           58


INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
Fidelity International Investment Advisors (FIIA)
Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
Fidelity Investments Japan Ltd. (FIJ)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
       GBL   -ptb-    0998
1.460210.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940    (the
1940 Act))     of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS.    A     fund may engage in transactions
with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940    Act.     These
transactions may    involve     repurchase agreements with custodian
banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in    pools of
mortgages    , loans,    receivables or other assets. Payment of
    interest and    repayment of principal may be largely dependent
upon the cash flows generated by the assets backing the securities
and, in certain cases,     supported by letters of credit,    surety
bonds,     or other credit enhancements.    Asset-backed security
values may also be affected by the     creditworthiness of the
servicing agent for the pool, the originator of the loans    or
receivables,     or the    entities     providing the credit
enhancement.    In addition, these securities may be subject to
prepayment risk.
CLOSED-END INVESTMENT COMPANIES    are investment companies that issue
a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally
managed and may invest in any type of security.     Shares of
closed-end investment companies may trade at a premium or a discount
to their net asset value.    A fund may purchase shares of closed-end
investment companies to facilitate investment in certain foreign countries.
CONVERTIBLE SECURITIES    are bonds, debentures, notes, preferred
stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks    relating to     local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their
effects.    In addition, the value of securities denominated in
foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement
   and custodial practices     (including those involving securities
settlement where fund assets may be released prior to receipt of
payment)    are often less developed than those in U.S. markets,
and may result in increased risk    or substantial delays     in the
event of a failed trade or the insolvency of,    or breach of duty by,
a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs are    alternatives     to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.
FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or
administer the day-to-day operations of any company.    A     fund,
however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's
investment in the company. The activities    in which a     fund may
engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is
increasingly prone to litigation and it is possible that    a     fund
could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent
possible, the risk of litigation against    a     fund and the risk of
actual liability if    a     fund is involved in litigation. No
guarantee can be made, however, that litigation against    a     fund
will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing     and    writing
options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of
the overall position. For example,    purchasing     a put option and
   writing     a call option on the same underlying instrument
   would     construct a combined position whose risk and return
characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely
that the standardized contracts available will not match    a
fund's current or anticipated investments exactly.    A     fund may
invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the
securities in which    the fund     typically invests, which involves
a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their
underlying instruments, even if the underlying instruments match    a
    fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price
fluctuation limits or trading halts.    A     fund may purchase or
sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in
all cases. If price changes in    a     fund's options or futures
positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing     a futures contract,    the
buyer     agrees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sel   l a specified     underlying instrument at
a specified future date. The price at which the purchase and sale will
take place is fixed when    the buyer and seller     enter into the
contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
   Futures may be based on foreign indexes such as the CAC 40 (France), DAX 30 (Germany), EuroTop 100 (Europe), IBEX (Spain), FTSE 100 (United Kingdom), All Ordinary (Australia), Hang Seng (Hong Kong), and Nikkei 225, Nikkei 300 and TOPIX (Japan).
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore,
purchasing futures contracts will tend to increase    a     fund's
exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument
directly. When    a     fund sells a futures contract, by contrast,
the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of
a     fund's investment limitations. In the event of the bankruptcy of
an FCM that holds margin on behalf of    a     fund, the fund may be
entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
   Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total assets    under normal conditions    ; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially
could require    a     fund to continue to hold a position until
delivery or expiration regardless of changes in its value. As a
result,    a     fund's access to other assets held to cover its
options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed
above.    A     fund may purchase and sell currency futures and may
purchase and write currency options to increase or decrease its
exposure to different foreign currencies.    Currency options may also
be purchased or written     in conjunction with each other or with
currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not
reflect other factors that affect the value of    a     fund's
investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not
protect    a     fund against a price decline resulting from
deterioration in the issuer's creditworthiness. Because the value of
   a     fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
purchaser     obtains the right (but not the obligation) to sell the
option's underlying instrument at a fixed strike price. In return for
this right, the    purchaser     pays the current market price for the
option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
purchaser     will lose the entire premium. If the option is
exercised, the purchaser completes the sale of the underlying
instrument at the strike price.    A purchase    r may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call
option     takes the opposite side of the transaction from the
option's purchaser. In return for receipt of the premium, the
   writer     assumes the obligation to pay the strike price for the
option's underlying instrument if the other party to the option
chooses to exercise it. The    writer     may seek to terminate a
position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is
not liquid for a put option, however, the    writer     must continue
to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set
aside assets to cover its position.    When writing an option on a
futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the    writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
LLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees,
FMR determines the liquidity of    a     fund's investments and,
through reports from FMR, the Board monitors investments in illiquid
instruments. In determining the liquidity of    a     fund's
investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to    repayment     of
principal    and payment     of interest within seven days,
over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to
over-the-counter options    a     fund writes, all or a portion of the
value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
INDEXED SECURITIES    are instruments whose     prices are indexed to
the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes
in the United States and abroad.    Indexed securities may be more
volatile than the underlying instruments.     Indexed securities
are    also     subject to the credit risks associated with the issuer
of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC,    a     fund    may     lend money to, and
borrow money from, other funds advised by FMR or its affiliates.
A     fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration
of seven days.    Loans may be called on one day's notice. A     fund
may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
       ISSUER LOCATION.    FMR determines where an issuer is located
by looking at such factors as the issuer's country of organization, the primary trading market for the issuer's securities, and the location of the issuer's assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are
subject to    a     fund's policies regarding the quality of debt
securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of
interest    and repayment of     principal. Direct debt instruments
may not be rated by any nationally recognized    statistical
rating service. If scheduled interest or principal payments    are not
made, the value of the instrument     may be adversely affected. Loans
that are fully secured    provide     more protections than an
unsecured loan in the event of    failure     to make scheduled
interest or principal    payments.     However, there is no assurance
that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional
risks. For example, if a loan is foreclosed, the    purchaser
    could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal
theories of lender liability, a    purchaser     could be held liable
as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less
legal protection to the    purchaser     in the event of fraud or
misrepresentation. In the absence of definitive regulatory guidance,
FMR    uses     its research to attempt to avoid situations where
fraud or misrepresentation could adversely affect    a     fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms
of the loan or other indebtedness, the    purchaser     has direct
recourse against the borrower, the    purchaser     may have to rely
on the agent to apply appropriate credit remedies against a borrower.
If assets held by the agent for the benefit of    a purchaser     were
determined to be subject to the claims of the agent's general
creditors, the    purchaser     might incur certain costs and delays
in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit
facilities, or other standby financing commitments    that obligate
purchasers     to    make     additional cash    payments     on
demand. These commitments may have the effect of requiring    a
purchaser     to increase its investment in a borrower at a time when
it would not otherwise have done so, even if the borrower's condition
makes it unlikely that the amount will ever be repaid.    A     fund
will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any
one issuer or in issuers within the same industry (see    the fund's
investment     limitations). For purposes of these limitations,
   a     fund generally will treat the borrower as the "issuer" of
indebtedness held by the fund. In the case of    loan
participations where a bank or other lending institution serves as
financial intermediary between    a     fund and the borrower, if the
participation does not shift to the fund the direct debtor-creditor
relationship with the borrower, SEC interpretations require    a
fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of
indebtedness may restrict    a     fund's ability to invest in
indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities    have
poor protection     with respect to the payment of interest and
repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing
investor perceptions may affect the    liquidity     of
   lower-quality debt securities     and the ability of outside
pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
   A     fund may choose, at its expense or in conjunction with
others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES    are issued     by government and
non-government entities such as banks, mortgage lenders, or other
institutions. A mortgage-backed security    is     an obligation of
the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"),
make payments of both principal and interest at    a range of
specified     intervals; others make semiannual interest payments at a
predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential
properties.    Stripped mortgage-backed securities are created when
the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REPURCHASE AGREEMENTS. In a repurchase agreement,    a     fund
purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased
security.    As protection against     the risk that the original
seller will not fulfill its obligation, the securities are held    in
a separate account     at a bank, marked-to-market daily, and
maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in
connection with bankruptcy proceedings),    the fund will     engage
in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where
registration is required,    a     fund may be obligated to pay all or
part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement,
a     fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at    an agreed-upon     price and time. While a reverse
repurchase agreement is outstanding,    a     fund will maintain
appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of    fund assets     and
may be viewed as a form of leverage.
SECURITIES LENDING.    A     fund may lend securities to parties such
as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows    a     fund to retain ownership of the
securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities    . Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES.    A     fund may enter into short sales with respect to
stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When    a     fund enters into a short sale, it will be required to
set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is
outstanding.    A     fund will incur transaction costs, including
interest    expenses    , in connection with opening, maintaining, and
closing short sales.
SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of
principal and    payment of     interest may depend on political as
well as economic factors.    Although some sovereign debt, such as
Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may
increase or decrease    a     fund's exposure to long- or short-term
interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift    a     fund's investment exposure
from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap
agreements may increase or decrease the overall volatility of    a
fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in
losses.    A     fund    may     be able to eliminate its exposure
under    a     swap    agreement     either by assignment or other
disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A     fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap
agreements. If    a     fund enters into a swap agreement on a net
basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive
under the agreement. If    a     fund enters into a swap agreement on
other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS. Warrants are    instruments which entitle the holder
    to    buy     an equity    security     at a specific price for a
   specific     period of time.    Changes in the value of a warrant
do not necessarily correspond to changes in the value of its
underlying security. The price of a warrant may be more     volatile
than    the price of its     underlying    security, and a warrant
may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with
respect to the underlying    security     and do not represent any
rights in the assets    of     the issuing company. A warrant ceases
to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
SPECIAL CONSIDERATIONS REGARDING AFRICA
   Africa is a highly diverse and politically unstable continent of over 50 countries and 720 million people. Civil wars, coups and even genocidal warfare have beset much of this region in recent years. Nevertheless, it is home to an abundance of natural resources, including natural gas, aluminum, crude oil, copper, iron, bauxite, cotton, diamonds and timber. Wealthier countries generally have strong connections to European partners, and evidence of these relationships is seen in the growing market capitalization and foreign investment of these countries. Economic performance is closely tied to world commodity markets, particularly oil, and also to weather conditions, such as drought.
   Five African countries are among the 20 fastest growing in the world (Uganda, Ivory Coast, Botswana, Angola and Zimbabwe, confirm EIU
1995), with GDP growth rates ranging from 5.5% to 6.0%. Two countries, Yemen and Bahrain, are experiencing growth at or below 2.0%, and one country, Libya, is experiencing (-4.0%) negative growth.
   African economic growth is projected to remain higher than in any recent year other than 1996. The relatively small effects of the Asian crisis are attributable to the comparatively low levels of private capital flows to most countries in the regions. Africa can be negatively impacted from the slowdown in global growth, and its effects on commodity prices.
   Several African countries in the north have substantial oil reserves and accordingly their economies react strongly to world oil prices. They share a regional and sometimes religious identification with the oil producing nations of the Middle East and can be strongly affected by political and economic developments in those countries. As in the south, weather conditions also have a strong impact on many of their natural resources, and, as was the case in 1995, severe drought can adversely effect economic growth.
   Twelve African countries have active equity markets (Bahrain, Botswana, Egypt, Ghana, Kenya, Morocco, Nigeria, Oman, South Africa, Tunisia, Zambia, and Zimbabwe). The oldest market, in Egypt, was established in 1883, while the youngest, in Zambia, was established in 1994. Four additional markets have been established since 1989, and the mean age for all equity markets is 40 years old. A total of 1,830 firms are listed on the respective exchanges. Total market capitalization for these countries in 1996 was $290 billion, an average increase of 54% over 1995 levels.
   The South African market is the largest in Africa and has a capitalization of more than ten times that of all the other African markets combined. In 1997, the country's Johannesburg Stock Exchange fell by 6.8%, due largely to weakening commodity prices and a slowdown in the South African economy. The market decline extended into 1998 as the South African rand declined versus the world's major currencies.

SPECIAL CONSIDERATIONS REGARDING CANADA
   Canada is a confederation of ten provinces with a parliamentary system of government. Canada is the world's second largest nation by landmass and is inhabited by 30.2 million people, most of whom are descendants of France, the United Kingdom and indigenous peoples. The country has a workforce of over 15 million people in various industries such as trade, manufacturing, mining, finance, construction and government. While the country has many institutions which closely parallel the United States, such as a transparent stock market and similar accounting practices, it differs from the United States in that it has an extensive social welfare system, much more akin to European welfare states.
   The confederated structures combined with recent financial pressure on the federal government have pushed provinces, Quebec in particular, to call for a revaluation of the legal and financial relationships between the federal government in Ottawa and the provinces. Recent referendums on Quebec sovereignty have been narrowly defeated and the issue appears far from resolved. However, in August of 1998, the country's Supreme Court decided that Quebec does not have the right to secede unilaterally, removing any immediate threat that Canada will break up. Nevertheless, the Canadian markets could continue to react to any periodic escalations of separatist calls.
   Canada is one of the richest nations in the world in terms of natural resources. The country is a major producer of such commodities as forest products, mining, metals, and agricultural products. Additionally, energy related products such as oil, gas, and hydroelectricity are important components of their economy. Accordingly, the Canadian stock market is strongly represented by basic material stocks, and movements in the supply and demand of industrial materials, agriculture, and energy, both domestically and internationally, can have a strong effect on market performance.
   The United States is Canada's largest trading partner and approximately 80% of Canadian merchandise traded in 1997 was with the United States. Automobiles and auto parts accounted for the largest export items followed by energy, mining and forest products. Canada is the largest energy supplier to the United States, while the United States is Canada's largest foreign investor. United States investment has been largely focused on financial, energy, metals and mining businesses. The expanding economic and financial integration of the United States and Canada will likely make the Canadian economy and securities markets increasingly sensitive to U.S. economic and market events.
   For United States investors in Canadian markets, currency has become an important determinant of investment return. Since Canada let its dollar float in 1970, its value has been in a steady decline against its United States counterpart. While the decline has enabled Canada to stay competitive with its more efficient southern neighbor, which buys four-fifths of its exports, United States investors have seen their investment returns eroded by the impact of currency conversion.
SPECIAL CONSIDERATIONS REGARDING EUROPE
   Europe can be divided into two distinct categories of market development: the developed economies of Western Europe and the transition economies of Eastern Europe.
   Any discussion of European national economies and securities markets must be made with an eye to the impact that the European Union
(EU) and European and Economic Monetary Union (EMU) - will have upon the future of these countries as well as the rest of the world. The scope and magnitude of these economic and political initiatives dwarfs anything attempted to date. If successful, the EU will change or erase many political, economic, cultural and market distinctions that define and differentiate each of the Continent's countries today.
   The third and final stage of the European Economic and Monetary Union is scheduled to be implemented on January 1, 1999. The European Union (EU) consists of 15 countries of western Europe: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Spain, Sweden and the United Kingdom. The six founding countries first formed an economic community in the 1950s to bring down trade barriers such as taxes and quotas, to eliminate technical restrictions such as special standards and regulations for foreigners, and to coordinate various industrial policies, such as those pertaining to agriculture. Since that time the group has admitted new members and, in time, may expand its membership to other nations such as those of Eastern Europe. The EU has as its goal, the creation of a single, unified market that would be, at over 370 million people, the largest in the developed world and through which goods, people and capital could move freely.
   A second component of the EU is the establishment of a single currency - the Euro, to replace each member country's domestic currencies. In preparation for the creation of the Euro, the Exchange Rate Mechanism (ERM) was established to keep the various national currencies at a pre-specified value relative to each other. The year 1997 is significant for membership in the EU as it is the initial reference year for evaluating debt levels and deficits within the criteria set forth by the Maastricht treaty. Specifically, the Maastricht criteria include, among other indicators, an inflation rate below 3.3%, a public debt below 60% of GDP, and a deficit of 3% or less of GDP. Failure to meet the Maastricht levels would disqualify any country from membership.
   On May 3, 1998 the European Council of Ministers formally announced the "first wave" of EMU participants. They are: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. On January 1, 1999, the Euro becomes a currency, while the bank notes used by EMU's eleven members remain legal tender. After a three year transition period, the Euro will begin circulating on January 1, 2002. Six months later, today's currencies will cease to exist.
   Many foreign and domestic businesses are establishing or increasing their presence in Europe in anticipation of the new unified single market. Clear, confident visions of a diverse, multi-industrial, unified market under a single currency have been the impetus for much of the recent corporate restructuring initiatives as well as for the increased mergers and acquisitions activity in the region. A successful EMU could prove to be an engine for sustained growth throughout Europe.
   While the securities markets view the introduction of the euro as inevitable, the success of the union is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. For example, eleven disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility and the loss of economic sovereignty. The Continent's economies are diverse, its governments decentralized and its cultures differ widely. Unemployment is historically high and could pose a political risk that one or more countries might exit the union placing the currency and banking system in jeopardy.
   For those countries in Western and Eastern Europe that will not be included in the first round of the EU implementation, the prospects for eventual membership serves as a strong political impetus for many governments to employ tight fiscal and monetary policies. Particularly for the Eastern European countries, aspirations to join the EU are likely to push governments to act decisively. At the same time, there could become an increasingly widening gap between rich and poor both within the aspiring countries and also those countries who are close to meeting membership criteria and those who are not. Realigning traditional alliances could result in altering trading relationships and potentially provoking divisive socio-economic splits.
   The economies of Eastern Europe are embarking on the transition from communism at different paces with appropriately different characteristics. The transition countries also display sharp contrasts in performance. Those that are most advanced in the transformation process are now reaping the rewards of comprehensive reform and stabilization policies pursued with determination over recent years. These include Poland, the Baltic countries, Croatia, the Czech Republic, Hungary, the Slovak Republic and Slovenia. Conversely, those that are less advanced in the transition are struggling with a number of policy challenges to strengthen their economies. Several countries have made good progress, and in Armenia, Azerbaijan, Georgia, Kazakhstan, and the Kyrgyz Republic, inflation has fallen considerably in recent years. Nevertheless, the East European markets are particularly vulnerable to weakness in the world's other emerging countries and are particularly sensitive to events in Russia. For example, in mid-1998 when economic and political turmoil forced the Russian government to devalue its currency and restructure its debt payments, the other markets in Eastern Europe suffered significant destabilization of which the extent and duration is still unknown.
       FRANCE.    France is a republic of over 58 million people in
the historic if not the geographic center of Western Europe. The Fifth French Republic, established in the early postwar period under Charles de Gaulle, provides for a strong Presidency which can appoint its own cabinet but must win approval of a parliamentary majority. The government was founded upon the French cultural values of liberty, brotherhood and egalitarianism. In France, this latter value often translates into a government burden of providing job security. The result is a large, vast bureaucracy in the public sector and strict employment and labor laws in the private sector. In addition, a significant portion of government economic policy revolves around regulating and protecting domestic industries, particularly farming and manufacturing. Finally, the French government frequently owns high majority or minority interests in large companies, particularly utility, transport and communications concerns. While privatization has been a popular movement in many other European countries, it has encountered a stalled stop-and-go cycle in France.
   The French economy is the world's fourth-largest Western industrialized economy, with a GDP of $1538 billion in 1996. The nation has substantial agricultural resources, a diversified modern industrial system, and a highly skilled labor force. France's economy boasts a sophisticated industrial manufacturing base, which includes not only high technology (information technology and telecommunications, vehicles, aircraft, computer equipment, etc.) but also a number of very large companies producing consumer goods. The country's industrial structure is unusual for an industrialized economy because the state still controls a large proportion of the heavy strategic goods industries as well as institutions such as banks and communications companies. The agricultural sector continues to be important; however, most farms are small by European standards and require massive government support. Exports are an economic strong point and the nation has enjoyed trade surpluses in recent years. Leading exports include chemicals, electronics and automotive and aircraft machinery, while imports are dominated by petroleum, industrial machinery and electronics. Their main trading partners are the United States, Japan, and other EU countries.
   The country is one of the largest consumers of nuclear energy, obtaining nearly 75% of its total electricity needs from reactors. While it has some small deposits of oil and gas, it remains heavily dependent on imports for most of its needs.
   In recent years, the country's economic growth has been hindered by a series of general strikes. The government's efforts to reduce spending to meet the Maastricht criteria have prompted strikes and unrest from France's powerful trade unions. In addition, striking workers have pushed their demands for a lower retirement age and a reduction in the workweek. With an unemployment rate above 12%, the country's labor markets are not functioning efficiently. France's pay-as-you-go pension program is an additional deterrent to economic growth as spending on pensions account for a tenth of GDP. While all parties agree that the system must be replaced, no agreement has been reached on an alternative.
   France went to the polls in May 1997 after a surprise decision to hold early elections by conservative President Jacques Chirac. Chirac's calculation was to capitalize on popular support before he was forced to undertake austere fiscal measures to meet the Maastricht criteria. Voters responded that they were more concerned about the country's high level of unemployment and Chirac's party lost enough seats in the parliament that the president must now share power for the remaining five years in office with a socialist-led government. This change could set back the previous government's pledges to continue its privatization initiatives, restrain spending, support the franc, and endure fiscal austerity. It also calls into question whether the French people have the will to adhere to the EMU convergence criteria over the next few years.
   The stock market in France has undergone both gradual and dramatic changes in recent years, keeping pace with global trends toward deregulation, privatization, and cross border activities, allowing Paris to maintain its position as the world's fourth-largest financial center. Until 1996, the Paris Bourse was the country's sole stock exchange, providing access to all listed French securities. Since then, foreign interest has been stimulated by the creation of new markets, such as the Nouveau Marche, for riskier, growth oriented, small corporations. While the listings of these combined markets are fairly diverse financial companies that account for approximately one-third of the total. The system underwent many regulatory changes in the late 1980s, taking steps toward combating insider trading and ensuring market transparency.
       GERMANY.    Germany is the largest economy in all of Europe and
is the third largest economy in the world behind the United States and Japan. The country occupies a central position in Western Europe with strong cultural and economic ties with the countries of Eastern Europe and borders on no less than six other Western European countries. The country's size, location and proven industrial ability have historically thrust it to the center of European economic life, a position it was able to re-attain in the wake of the post-war period. More recently, Germany has used this position as a platform to champion the cause of the European Union, and also to absorb and transform the devastated economy of its former communist eastern half.

   The German economy is heavily industrialized, with a strong emphasis on manufacturing. The manufacturing sector is driven by small and medium-sized companies, most of which are very efficient and dynamic. Germany, nevertheless, has many large industries and manufacturing is dominated by the production of motor vehicles, precision engineering, brewing, chemicals, pharmaceuticals and heavy metal products.
   The economy has benefited from a strong export performance throughout the decade. Exports, weighted heavily in the industrial machinery, autos and chemicals sectors, have provided the economy with positive trade balances. Exports are the main engine of GDP growth, highlighting Germany's dependence on the prosperity of its trading partners. Five out of its top six trading partners are fellow EU members (the sixth is the United States), while very low levels of trade are conducted with Asian and Latin American countries. Germany stands very well poised to supply the emerging markets of central Europe. It is already the largest European foreign investor in the Czech Republic and the largest trading partner for Poland and Hungary. Accordingly, any weakness in the emerging market economies might likely dampen demand for German goods, to the detriment of the German economy. As most of these emerging markets aspire to join the EU, it is possible that a larger EU could alter Germany's trading relationships due to new quotas, tax rates, exchange rates and other factors which will come with EU membership.
   The recent performance of the German economy must be evaluated within the context of the 1990 reunification of the eastern and western states. GDP growth dropped markedly during the early years of reunification. Industry in Eastern Germany is still catching up. Workers in Eastern Germany earn two-thirds of western wages but produce only half as much. In addition, one of the byproducts of assimilating East Germany into the state has been the need to restructure many of the government services to accommodate the new and substantially less affluent citizens. Significant tax and welfare reforms have yet to be undertaken, and pressure is mounting on the government to address these issues. Unemployment rates have begun to cause some discontent among German citizens whose culture generally places strong emphasis on a social compact. Any dissatisfaction could be expressed at the polls during the 1998 elections.
   Germany is faced with other significant economic challenges. Unemployment is currently above 12% as the country experiences its longest period of slow growth since the Second World War. The government's ability to deal with the problem is limited by its efforts to meet the stringent Maastricht criteria for convergence. There are also growing concerns about the exodus of German companies relocating abroad in order to avoid the country's high labor costs. In the longer run, Germany's government must alter the peculiar mix of capitalism, welfarism and consensus that sets the country apart. Those decisions will be politically sensitive - especially if they antagonize the powerful trade unions or the country's many family-run firms.
   Germany's stock market has enjoyed dramatic growth in volume as the main DAX index has soared over the past two years. Much of the market's strength has been attributed to the dollar's recovery and rising corporate earnings. In addition, a number of changes have occurred recently to support the share-buying explosion and to establish a German equity culture. A number of initial public offerings were launched as the government sought to divest itself of ownership in such businesses as the nation's telephone utility and post office businesses to ease budgetary pressures. The government also created a supervisory authority which has outlawed insider trading and established stiffer company reporting standards intended to further increase the appeal of Germany's stock market. Nevertheless, while there has been progress in broadening the investor base, shares remain overwhelmingly in the hands of institutions and companies.
   The German central bank is one of the world's strongest and most independent. Their high interest rates have contributed to a controlled growth of the stock market and a steadily decreasing inflation rate. Keeping the Deutsche Mark strong in leading up to EMU has been a priority for the bank. Nevertheless, exports have thrived despite the currency's strong position.
   A founding member of the EU and the most ardent proponent of EMU, Germany is seen as the primary player in Union economics and politics. Seeking to consolidate this position, recent government policy has put a strong emphasis on the maintenance of a strong currency and the achievement of the Maastricht criteria.
       NORDIC COUNTRIES.    Increasing economic globalization and the
expansion of the EU have forced the Nordic Countries to scale back their historically liberal welfare spending policies. While public spending has dropped from average levels, the cutbacks in social programs have sparked drops in domestic demand and increases in unemployment. Nevertheless, the Nordic economies are experiencing positive growth fueled largely by strong exports and low interest rates. The approaching EMU deadline is putting pressure on each nation to maintain their economies in line with requirements of the Maastricht treaty criteria and the fiscal and political issues remain central in political debates.
   Of the Nordic countries, Finland, Denmark and Sweden are all members of the EU. Only Norway has elected not to join. However, the decision likely will not isolate the Norwegian economy from those of its Nordic neighbors. The country maintains a "shadow membership" in the EU, by which it seeks to stay as closely informed as possible and to make its voice heard on the issues. This may ensure that it will become more closely aligned with the rest of Europe as time passes. One significant aspect of opting out of the EU is that the central bank is free to pursue its own agenda, such as setting inflation targets as opposed to exchange rate targets. Inflation patterns and currency stability could prove to be issues that may separate the policy decisions of Norway from the other Nordic countries.
   Politically, the countries of this region are historically known for their approach to policy making that emphasizes consensus. The most common type of government among the Nordic countries is dominated by long-standing, left-of-center parties which often align themselves with smaller centrist parties for majority support. The landscape, however, is so fractured that governing from a minority position is common. The absence of a clear majority party slows and sometimes arrests policy making. The strongest opposition comes from traditional European conservative parties, which have gained support in recent years with the decline of the welfare state and the need for the libertarian policies necessary to compete and integrate with free markets. None of the Nordic countries face any serious risk of any anti-democratic political change. However, in Sweden, the prospects of the present government will depend on its ability to create more jobs and to prepare the economy for EMU. A large minority of voters are also disappointed about the benefits which membership in the EU was expected to bring and have been increasingly voicing anti-EU sentiments. However, in May 1998, Sweden and its fellow applicants, Finland and Denmark, were formally admitted in the "first wave" of the EMU.
   Industry in the region is heavily resource-oriented. Denmark's agricultural sector remains the backbone of the economy although other industries have been developing rapidly in recent years, with engineering, food processing, pharmaceuticals, brewing and shipbuilding gaining in importance. Finland's major industry is forestry which supplies a large paper and timber products sector. It also produces household goods and telecommunications equipment and has an extremely important heavy goods sector producing ships, cement, steel and machine tools. In Sweden, the manufacturing sector dominates the economy and includes major industries which range from motor vehicles to aerospace, chemicals, pharmaceuticals, timber, pulp and paper. Several of the country's export-oriented industries (in particular forestry, mining and steel) are suffering as the country's high wages squeeze them out of foreign markets. Norway's oil-driven economy has provided its citizens with one of the highest standards of living in the world. However, they must prepare for the time, due to arrive early in the next century, when their vast reserves run out. Reliance on exports concentrated in a few sectors tie these countries closely to one another.
   Economically, the Nordic countries are strong export economies that take advantage of their abundant natural resources. They are also very closely tied both to each other and to the rest of Europe. Most countries have witnessed low levels of positive growth in the last six years. Finland is the exception. As a significant portion of its trade is with Russia, Finland suffered in the early years of the collapse of the Soviet Union. However, in the past two years its economy has recorded some of the highest growth rates in Western Europe while having the lowest rate of inflation. Similarly, after five years of recession, the overall outlook for the Swedish economy is also vastly improved. A stringent package of spending cuts and tax increases has brought down the budget deficit to a level that is well within the EMU target. Exports are recovering as other parts of Europe are coming out of recession and its inflation is among the lowest in Western Europe. However, the one weak spot in both country's economies is a persistently high unemployment rate. Finland's unemployment, at 17%, is the second highest in Europe after Spain, and Finland's rate represents only a marginal improvement over the previous year. Norway's oil driven economy is the envy of many and unemployment is just a little over five percent.
   A portion of the region's unemployment woes can be attributed to the cultural ethic which was advanced during the years of the welfare state. Subsequent cuts in public spending, particularly in those sectors that traditionally rely on large government spending, exacerbated the problem. Labor market reform will be a critical issue in these countries as public spending is cut back. Pensions and structural issues such as union regulations all need to be reformed, a task, which brings both challenges and unpopularity to the government that accepts it. Not only will labor market reforms give governments a daunting challenge; they could also cause the public to regret their participation in the EMU. One positive point is that the countries boast very high standards of living, which create healthy and highly educated workforces.
   The stock markets in Scandinavia are of medium size, and frequently are strongly influenced by a small number of large multinational firms. For example, in Sweden thirty firms constituted 75% of the market's total capitalization and market turnover in 1997. Weighing heavily in the equity markets are the electronics, forest products, mining and manufacturing sectors. Market capitalization is highest in Sweden at $273 billion, while the others are between $74 and $94 billion. Sweden also leads in numbers of firms (261) listed. Other country's listings range from 126 (Finland) to 249 (Denmark). Performance of Nordic country indexes tend to be skewed owing to the dominant weightings that a few large companies have in the index. For example, the market capitalization of Finnish telecommunications equipment manufacturer Nokia comprises about one-third of the total market capitalization of the Finnish exchange and has a substantial impact upon the performance of the countries in the HEX Index.
       UNITED KINGDOM.    The United Kingdom is the world's sixth
largest economy and is home to one of the oldest, most established, and most active stock markets. An island nation, it built an empire of strategically located trading posts such as Hong Kong and India. While today the empire is largely dissolved, trade remains a very key component of the U.K. economy. Strong domestic sectors are services, natural energy resources, and heavy industry, including steel, autos, and machinery. Imports generally emphasize food and manufacturing components. The United Kingdom's trading partners are predominately established market economies, such as the United States, Japan, and other member countries of the European Union. The United Kingdom, via the North Sea, also has substantial petroleum resources.
   The London Stock Exchange is comprised of six offices scattered throughout Great Britain and Northern Ireland. It lists over 2900 firms, and trades both foreign and domestic securities as well as securities issued by the British Government. A vast majority of the firms listed (80%) are from the United Kingdom. Total market capitalization in 1997 was over $5,440 billion. Such size prevents the stock market from being overly sensitive to the performance of individual firms.
   In 1997 the U.K. posted its sixth year of recovery with GDP growth of 3.5%, the third highest in the EU. The labor market also appears to have improved as pay settlements and wages remain under control despite the employment rate falling from 6.5% to 5% over the year. The strengthening economy prompted a sharp acceleration in consumer spending and, in response, the nation's Monetary Policy Committee was forced to raise base rates. The interest rate rise added fuel to an already robust sterling which rose 8.6% in 1997 after appreciating by 15.6% in 1996. This proved particularly damaging to the manufacturing sector and, although exports held up well during the year, there were early indications that a decline was underway. Inflation is low, making the country attractive for foreign investment. Investment is especially attractive to the United States, with which the United Kingdom shares many market similarities. Each country is the other's largest foreign investment partner.
   Under Conservative Party leadership in the early 1980s, the United Kingdom privatized many state-run utilities, such as British Gas and British Telecom. The success of these efforts is evidence both of the strong entrepreneurial spirit of British society and also a fundamental rejection of the welfare state policies that dominated the scene in the early post-war period. Even today, the Labour Party has shed much of its socialist economic platform, reflecting a strong break away from policies that continue to be popular in other European countries. Eager to attract foreign investment the new administration is not expected to undo any of the major reforms put in place by the Conservatives during their last 18 years in power. Some changes could include an increase in spending on social programs, a slowing of privatization, and an increase in corporate taxes. Tight monetary policy and interest rate hikes could be used to keep inflation below the government's self-imposed 2.5% ceiling. In addition, the government will probably wish to rebuild ties with the rest of the EU and has already taken steps to get the pound back into the European system by increasing the independence of the country's central bank.

   Nevertheless, there appears to be some nervousness among many investors who see the U.K. market lagging behind the continental European stock markets where they see more compelling prospects for economic growth. In addition, the manufacturing industry is suffering from the pound's lofty valuation and many fear that an economic slowdown could spread to the services sector.
   The political scene in London is largely shaped by positions regarding EMU. Pro Europe MPs in the Tory opposition leadership were marginalized after the 1997 election, further polarizing the positions of the two parties. Despite this expression of support, the United Kingdom continues to be overtly less enthusiastic about EMU than other countries in Europe and has not committed itself to immediately joining the new currency once it is established. While the new government has stated that it hopes to meet the Maastricht criteria, it is less a self-imposed pressure on the U.K. government than it is for other countries in the Union. Signing on to the EU Social Charter would neutralize the policies which have set the United Kingdom above other countries in attracting investment, such as wages and employment conditions.
SPECIAL CONSIDERATIONS REGARDING JAPAN, THE PACIFIC BASIN, AND
SOUTHEAST ASIA
   Asia has undergone an impressive economic transformation in the past decade. Many developing economies, utilizing substantial foreign investments, established themselves as inexpensive producers of manufactured and re-manufactured consumer goods for export. As household incomes rose, middle classes increased, stimulating domestic consumption. In recent years, large projects in infrastructure and energy resource development have been undertaken, and have benefited from cheap labor, foreign investment, and a business friendly regulatory environment. During the course of development, democratic governments fought to maintain the stability and control necessary to attract investment and provide labor. Subsequently, Asian countries today are coming under increasing, if inconsistent, pressure from western governments regarding human rights practices.
   Manufacturing exports declined significantly in 1997, due to drops in demand, increased competition, and strong performance of the U.S. dollar. This significant decline is particularly true of electronics, a critical industry for several Asian economies. Declines in exports reveal how much of the recent growth in these countries is dependent on their trading partners. Many Asian exports are priced in U.S. dollars, while the majority of its imports are paid for in local currencies. A stable exchange rate between the U.S. dollar and Asian currencies is important to Asian trade balances.
   Despite the impressive economic growth experienced by Asia's emerging economies, currency and economic concerns have recently roiled these markets. Over the summer of 1997, a plunge in Thailand's currency set off a wave of currency depreciations throughout South and Southeast Asia. The Thai crisis was brought on by the country's failure to take steps to curb its current-account deficit, reduce short-term foreign borrowing and strengthen its troubled banking industry, which was burdened by speculative property loans. Most of Southeast Asia's stock markets tumbled in reaction to these events. Investors were heavy sellers as they became increasingly concerned that other countries in the region, faced with similar problems, would have to allow their currencies to weaken further or take steps that would choke off economic growth and erode company profits. For U.S. investors, the impact of the market declines were further exacerbated by the effect of the decline in the value of local currencies versus the U.S. dollar.
   The same kind of concerns that effected Thailand and other Southeast Asian countries subsequently spread to North Asia. To widely varying degrees, Taiwan, South Korea and Hong Kong all faced related currency and/or equity market declines. Due to continued weakness in the Japanese economy combined with the reliance of Asian economies on intra-Asian trade and capital flows, most of the region was mired in their worst recessions since World War II.
   Investors continue to face considerable risk in Asian markets as political, economic and currency turmoil has continued to undermine market valuations throughout the first half of 1998. Rising unemployment, food shortages and declining purchasing power could lead to social unrest and threaten the orderly functioning of government. Currency devaluations also increase pressure on both the consumers who must pay more for imported goods and on many businesses that must deal with the rising costs of raw materials. For U.S. investors, weakening local currencies erode their returns in these markets upon currency translation. Certainly, the resolve of the region's governments to adhere to International Monetary Fund-mandated benchmarks will be sorely tested, as their implementation could further exacerbate these pressures on the nation's populace and businesses. In addition, Japan's paralysis is fast becoming a problem for Asia. Worsening Japanese banking problems could lead to a contraction of credit for all of Asia and slow rehabilitation in the region. Similarly, a significant portion of both domestic and foreign investors have fled these markets in favor of safer havens outside of the region and will not likely return until they see more evidence that these problems are being effectively addressed. The scope and magnitude of the tasks that these countries face in resolving their problems could mean that investors will see a continuation of high market volatility over an extended period.
       JAPAN.    A country of 126 million with a labor force of 64
million people, Japan is renowned as the preeminent economic miracle of the post-war era. Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since the World War II into the world's second largest economy. An island nation with limited natural resources, Japan has developed a strong heavy industrial sector and is highly dependent on international trade. Strong domestic industries are automotive, electronics, and metals. Needed imports revolve around raw materials such as oil, forest products, and iron ore. Subsequently, Japan is sensitive to fluctuations in commodity prices. With only 19% of its land suitable for cultivation, the agricultural industry is small and largely protected. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in southeast Asia. Investment patterns generally mirror these trade relationships. Japan has over $100 billion of direct investment in the United States.
   The Tokyo Stock Exchange (TSE) is the largest of eight exchanges in Japan. The exchanges divide the market for domestic stocks into two sections, with larger companies assigned to the first section and newly listed or smaller companies assigned to the second. In 1997, 1,805 firms were listed on the TSE, 96% of which were domestic. Some believe that the TSE has a tendency to be strongly influenced by the performance of a small circle of large cap firms that dominate the market. The two key indexes are the Tokyo Stock Price Index (TOPIX) and the Nikkei. In 1997, TSE performance was disappointing, with the TOPIX down 28% for the year.
   Since Japan's bubble economy collapsed seven years ago, the nation has drifted between modest growth and recession. By mid-year 1998 the world's second largest economic power had slipped into its deepest recession since World War II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent proddings from the International Monetary Fund and the G-7 nations. Steps have been taken to institute deregulation and liberalization of protected areas of the economy, but the pace of change has been disappointedly slow.
   Unemployment levels, already at record rates when measured by the broader criteria used in many other countries, have been an area of increasing concern and a major cause of recent voter dissatisfaction with recent governments. However, the most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign financial institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region. Further steps toward complete financial liberalization are in the initial stages of implementation. Proposals under consideration could lower many barriers allowing foreign firms greater and cheaper access to funds, and the recent relaxation of restrictions on the insurance market also promise greater access to foreign companies. A large factor in determining the pace and scope of recovery is the government's handling of deregulation programs, a delicate task given the recent changes in Japanese politics.
   Recent political initiatives in Japan have fundamentally transformed Japanese political life, ushering in a new attitude which is strongly reverberating in the economy. The Japanese Parliament (the
Diet) had been consistently dominated by the Liberal Democratic Party
(LDP) since 1955. The LDP dynasty, recently fraught with scandal, corruption, accusations of maintaining a virtual monopoly, effectively ended in 1994 as a result of electoral reform measures that brought Diet seats to previously underrepresented areas. The first election under this new system was held in October 1996. While the LDP remained as the ruling party, it did so from a minority position. A key result of the electoral reforms has been a strengthening of ideas of opposition parties. Indeed, many of the LDP's recent reforms originated with the leaders of the opposition New Frontier Party. The LDP's ability to consistently produce bold innovations in a politically competitive environment is untested. The opposition parties suffer from structural and organizational weaknesses. Infighting and defections are common. This inexperience with a true multi-party system has caused the rise and fall of four coalition governments in recent years. Between the adjusting of the monolithic LDP to a more demanding and competitive system and the settling of the opposition parties, Japan's political environment remains unstable. The desire for electoral reform arose out of what many see as a basic change in Japanese public opinion in recent years. Faced with recurring scandal and corruption, Japanese society has come to demand more accountability from their leaders, more transparency in their institutions, and less interference from their intensely bureaucratic government. This attitude was reflected in the results of the recent election where candidates of the LDP party were heavily defeated in an election for the upper house of parliament and prime minister Hashimoto was forced to resign. The election results were considered to be a repudiation of the government's failure to come to grips with the countries economic decline, widening corruption scandals and a lack of any discernable progress in addressing the nation's banking problems.
   Nevertheless, sustaining reforms and recovery are not guaranteed. Drops in consumption, increased budget deficits, or halting deregulation could exacerbate the nation's economic woes. Furthermore, as a trade-dependent nation long used to high levels of government protection, it is unclear how the Japanese economy will react to the potential adoption of the trade liberalization measures which are constantly promoted by their trading partners. In addition, as the largest economy in a rapidly changing and often volatile region of the world, external events such as the Korean conflict could effect Japan. As many of the governments of Southeast Asia frequently face domestic discontent, and as many of these countries are Japanese trading partners and investment recipients, their internal stability and its impact on regional security are of tremendous importance to Japan.

   Also of concern are Japan's trade and current-account surpluses. If they continue to grow, they could lead to an increase in trade friction between Japan and the United States. Additionally, with inflationary pressures largely absent and wholesale prices falling, Japan may be entering a period of deflation. A deflationary environment would both hit corporate profits and increase the debt burden of Japan's most highly leveraged companies.
       CHINA AND HONG KONG.    China is one of the world's last
remaining communist systems, and the only one that appears poised to endure due to its measured embrace of capitalist institutions. It is the world's most populous nation, with 1.22 billion people creating a workforce of 699 million people. Today's Chinese economy, roughly separated between the largely agricultural interior provinces and the more industrialized coastal and southern provinces, has its roots in the reforms of the recently deceased communist leader Deng Xiaoping. Originally an orthodox communist system, China undertook economic reforms in 1978 by providing broad autonomy to certain industries and establishing special economic zones (SEZs) to attract foreign investment (FDI). Attracted to low labor costs and favorable government policies, investment flowed from many sources, with Hong Kong, Taiwan, and the United States leading the way. Most of this investment, has been concentrated in the southern provinces, establishing manufacturing facilities to process goods for re-export.

   The result has been a steadily high level of real GDP growth, averaging 11.35% per year so far this decade. With this growth has come a doubling of total consumption, a tripling of real incomes for many workers, and a reduction in the number of people living in absolute poverty from 270 to 100 million people. Today there is a market of more than 80 million people who are now able to afford middle class western goods.
   Such success has not come without negatives. As a communist system in transition, there still exist high levels of subsidies to state-owned enterprises (SOE) which are not productive. At the end of 1997, it was reported that close to half of the SOEs ran losses. In addition, the inefficiencies endemic to communist systems, with their parallel (thus redundant) political, economic and governmental policy bodies, contribute to high levels of inflation. Fighting inflation and attempting to cool runaway growth has forced the government to repeatedly implement periods of fiscal and monetary austerity. Periodic intervention seems to be their chosen method of guarding against overheating.
   Performance in 1997 reflects this dynamic between growth, inflation, and the government's attempts to control them. Growth slowed to 9.1%, largely as a result of a tightening of credits to SOEs. Policy was a mix between a loose monetary stance and some relatively austere fiscal positions. While growth was a priority, it came at the cost of double-digit inflation.
   China has two stock exchanges that are set up to accommodate foreign investment, in Shenzhen and in Shanghai. In both cases, foreign trading is limited to a special class of shares (Class B) which was created for that purpose. Only foreign investors may own Class B shares, but the government must approve sales of Class B shares among foreign investors. As of December 1997, there were 51 companies with Class B shares on the two exchanges, for a total Class B market capitalization of $2.1 billion U.S. dollars. In 1997, all of China's stock market indices finished the year below the level at which they began it. These markets were buoyed by strong speculative buying in the year's second quarter. Market valuations peaked in September and were subsequently hit by a heavy sell off from October onwards.
   In Shanghai, all "B" shares are denominated in Chinese renminbi but all transactions in "B" shares must be settled in U.S. dollars. All distributions made on "B" shares are also payable in U.S. dollars, the exchange rate being the weighted average exchange rate for the U.S. dollar as published by the Shanghai Foreign Exchange Adjustment Center. In Shenzhen, the purchase and sale prices for "B" shares are quoted in Hong Kong dollars. Dividends and other lawful revenue derived from "B" shares are calculated in renminbi but payable in Hong Kong dollars, the rate of exchange being the average rate published by the Shenzhen Foreign Exchange Adjustment Center. There are no foreign exchange restrictions on the repatriation of gains made on or income derived from "B" shares, subject to the repayment of taxes imposed by China thereon.
   China's proven ability to nurture domestic consumption and expand export markets leads many to believe that the bulk of its growth has yet to be seen. Most sources, notably the World Bank, predict future growth levels through the year 2000 of over 7%. This auspicious indicator notwithstanding, there are a few special considerations regarding China's future. While this list is not all-inclusive, it does highlight some internal and external forces that have a strong influence on the country's future.
   To begin with the internal issues, one matter is that infrastructure bottlenecks could prove to be a problem, as most FDI has been concentrated in manufacturing and industry at the expense of badly needed transportation and power improvements. Secondly, as with all transition economies, the ability to develop and sustain a credible legal, regulatory, and tax system could influence the course of investments. Third, environmentalists warn of the current and looming problems regarding pollution and resource destruction, a common result of such industrial growth in developing economies which can't afford effective environmental protection. This is a particularly noteworthy issue, given the size of the country's agricultural sector. Lastly, given China's unique method of transition there exists the possibility that further economic liberalization could give rise to new social issues which have heretofore been effectively mitigated. One such issue is the possible dismantling of inefficient state-owned enterprises, something which is potentially socially explosive given the communist policy of providing social welfare through the firm. Exposing what many economists feel is a high level of open unemployment and widening the gap between the newly empowered business class and the disenfranchised could pressure the government to retreat on the road to reform and continue with massive state spending.
   Regarding external issues, China's position in the world economy and its relationship with the United States also have a strong influence on it's economic performance. The country has recently enjoyed an almost uninterrupted positive trade balance. As the largest country amidst the fastest growing region in the world, China and its multi-million person ethnic diaspora have a significant role to play in Asian growth. Should China ascend to become a member of the World Trade Organization (WTO), as it desires, such movements of capital and goods will become easier.
   Export growth in China has recently been subject to fluctuations caused by external political events, such as the U.S. elections and debates over human rights issues. U.S. policy (specifically most favored nation status) is frequently reconsidered by various elements of the U.S. government in reaction to a variety of issues, from nuclear proliferation to Tibetan rights. Significant changes in U.S. policy could impact China's growth, as close to 9% of their GDP is trade with the U.S. and the U.S. represents the third biggest investor in China.
   Perhaps the strongest influence on the Chinese economy is the policy that is set by the political leaders in Beijing and this is somewhat of an open question as the death of Deng has created a slight vacuum in Chinese political society. A large part of Deng's strength derived from a newly empowered business class endeared to him and it is unclear if any of his successors can harness this loyalty as effectively as he did. Sustained growth is one possible way to win over this constituency, leading many to believe that the future Chinese leadership will respect market forces at least as much as Deng did. Choosing between double digit growth and reduced inflation could continue to be a central economic question, with 1997 (Deng influenced) decisions pointing to an acceptance of lower, albeit still high, GDP growth.
   Another key political player is the Chinese army. With provocative situations occurring in Taiwan and the Korean peninsula, and with ever present pressure from internal democrats, the military is in a position of leverage regarding the shaping of the future political scene. Finally, there is the communist party, long seen as a loser amongst the beneficiaries of Deng's reforms. Many view the battle between the party and the middle class as a zero sum game and as the leadership settles, respective alliances and constituencies could determine how much the government pursues its growth strategy.
   As with almost all foreign investments, U.S. investors face the significant risk of currency devaluation by the Chinese government. Despite assurances from officials reemphasizing China's policy commitment to maintain the current exchange rate of the renminbi against the U.S. dollar, many observers believe that this policy will be soon tested as China monitors the effect of regional devaluations on exports. Government authorities feel that China has boosted its international reputation by refraining from devaluing the renminbi at a time when such a move could further destabilize the currencies of its neighbors. Nevertheless, Chinese authorities have recently hinted that a continued slide in the Japanese yen would make it very difficult for them to maintain their promise not to devalue. If efforts to prevent the slide in the yen fail, then China may be pushed into devaluing their currency. For U.S. investors, a devaluation would erode the investment returns on their investments.
   The last significant force in the Chinese economy is the acquisition on July 1, 1997 of Hong Kong as a Special Autonomous Region (SAR). For the past 99 years as a British Colony, Hong Kong has established itself as the world's freest market and more recently as an economic gateway between China and the west.
   A tiny, 814 square mile area adjacent to the coast of southern China with a population of 6.3 million, Hong Kong has a long established history as a global trading center. Originally a manufacturing-based economy; most of these businesses have migrated to southern China. In their place has emerged a developed, mature service economy which currently accounts for approximately 80% of ITS GROSS DOMESTIC PRODUCT. Hong Kong trades over $400 billion in goods and services each year with countries throughout the world, notably China, Japan, and the U.S. Its leading exports are textiles and electronics while imports tend to revolve around foodstuffs and raw materials. Hong Kong's currency, the HK dollar, was pegged to the US dollar at HK7.7=$1 in 1983 and investors consider it to be a stable mechanism in enduring confidence lapses and speculator attacks. The operation of a currency board and accumulation of U.S. dollars in its monetary fund is partly responsible for this stability.
   The stock market (SEHK) listed 658 publicly traded companies by the end of 1997, with total capitalization at $413 billion U.S. dollars. A significant portion of SEHK firms are in real estate, and are sensitive to fluctuations in the property markets. 1997 was a tumultuous year for the Hong Kong stock market as a speculative attack on the Hong Kong dollar in October provoked a global sell-off in equities. Investors were shocked as the Hong Kong market, long regarded as a safe-haven, plunged 40% in October. The stock market's decline and the attack on the local currency sent interest rates soaring, precipitating an erosion in local property values. This in turn put additional pressure on the banking sector which is heavily geared to real estate. The Hong Kong market's dramatic downturn illustrates how vulnerable it is to the Asian region's economic problems. The structural problems besetting Hong Kong's neighbors in Southeast and Northeast Asia may not be quickly resolved. Exports to the Asian region may remain depressed as the process of economic reform in countries such as Thailand, Malaysia, Indonesia, Japan and South Korea will likely hold back economic growth in the area. Accordingly, Hong Kong and China will likely be more dependent upon demand from the U.S. and Europe for some time to come.
   As a trade center, Hong Kong's economy is very closely tied to that of its trading partners, particularly China and the United States. In the wake of Deng's reforms, Hong Kong and China have become increasingly interdependent economically. Currently, China is Hong Kong's largest trading partner. After Taiwan, Hong Kong is the largest foreign investor in China, accounting for about 60 percent of overall foreign direct investment. Hong Kong plays a particularly significant role as an intermediary in U.S.-China trade. In 1996, it handled 56% of China's exports to the U.S. and 49% of Chinese imports from the U.S.
   The critical question regarding the future of Hong Kong is how the Chinese leadership will exert its influence now that it has become a Special Autonomous Region (SAR). This new status is in accordance with pledges made at the Joint Declaration on the Question of Hong Kong made by the Chinese and British governments in 1984. Leading up to the hand over of the colony, the Chinese government has pledged to uphold the Basic Law of 1990 which states that Hong Kong's status as an unfettered financial center will remain intact for at least 50 years after 1997. Part of this status includes retaining the legal, financial and monetary systems (specifically the HK$/US$ peg) which guarantee economic freedom and foster market expansion.
   Many investors and citizens are closely monitoring Chinese actions in order to assess their actual commitment to these principles. Already there is evidence of a clear, if slow, current of political change coming from Beijing. Certain actions, such as the curbing of media freedoms, indicate that there is the possibility of significant interference from communist authorities. More significant was the clash between the U.K. and Chinese governments over China's abolition of the elected legislature and subsequent installation of governmental leaders in both the executive and the legislature who are directly appointed by Beijing. Mr. Tung Chee-hwa, appointed as the first Chief Executive of the SAR, has surrounded himself with like-minded Machiavellian figures who have strong ties to both market successes and Beijing leaders. They are portrayed as believing in the powers of capitalism and central authority, if not democracy, leading some to speculate that the SAR could develop into a South Korean style of corporatism which preserves the economic status quo without incorporating further political freedoms.
   In assessing the prospects for Hong Kong's future, it must be noted that China has a very strong interest in a prosperous SAR. Particularly if Beijing pursues a growth strategy as it has in the past, Hong Kong can be a key agent in China's economic policy. Desire for investment and new technologies necessary for modernization is a strong incentive to send positive signals through the treatment of Hong Kong. This is reinforced by the respect Hong Kong is due given its role in China's recent dynamic performance.
   To be sure, there are more adamant concerns over the effect of the acquisition. Many are skeptical of Beijing's ability to leave the currency alone. Some note the continuous drop in GDP as evidence that Hong Kong has yet to mature as a service economy and that the workforce hasn't fully adjusted to the switch out of manufacturing. Additionally, by tying Hong Kong so closely with China, it now must weather the ups and downs of Beijing's relationship with the U.S. Most Favored Nation Status now means just as much, if not more, to the SAR than it does to Beijing, with some asserting that revoking MFN could result in substantial losses in trade, income, and jobs.
   Hong Kong's competitive advantage has traditionally been a mix of geography, market freedoms and entrepreneurial spirit. The preservation of these advantages is now a function of the island's independence from Beijing. Today's investors will be vigilant in measuring how much of that independence is retained after July 1, 1997.
       AUSTRALIA.    Australia is a 3 million square mile continent
(about the size of the 48 continental United States) with a predominantly European ethnic population of 18.2 million people. A member of the British Commonwealth, its government is a democratic, federal-state system.
   The country has a western style capitalist economy with a workforce of 9.2 million people that is concentrated in services, mining, and agriculture. Australia's large agricultural sector specializes in wheat and sheep rearing and together, these two activities account for more than half of the country's export revenues. Australia also possesses abundant natural resources such as bauxite, coal, iron ore, copper, tin, silver, uranium, nickel, tungsten, mineral sands, lead, zinc, diamonds, natural gas, and oil. The health of the country's domestic economy is particularly sensitive to movements in the world prices of these commodities. Primary trading partners are the United States, Japan, South Korea, New Zealand, the United Kingdom and Germany. Imports revolve around machinery and high technology equipment.
   Historically, Australia's strong points were its agricultural and mining sectors. While this is still true to a large extent, the government managed to boost its manufacturing sector by undertaking protective measures in the 1970's and early 1980's. These have subsequently been liberalized in an effort to spur growth in the industrial sector. Today's economy is more diverse, as manufactures' share of total exports is increasing. Part of the government's effort to make manufacturing more competitive was a floating of the Australian dollar in 1984, precipitating an initial depreciation, and a campaign to reduce taxes. Such reforms have attracted foreign investment, particularly in the transport and manufacturing sectors. Restrictions do exist on investment in certain areas as media, mining and some real estate.
   With inflation well under control but unemployment stubbornly high and signs of cyclical slack in the economy, Australia's monetary policy is focused on preserving the low inflation environment while keeping monetary conditions conducive to stronger economic growth. The government has set a goal of achieving a government budget surplus in fiscal year 1998/1999.
   Australia is fully integrated into the world economy, participating in GATT and also more regional trade associations such as the Asia and the Pacific Economic Cooperation (APEC) forum. Future growth could result from their movement towards regional economic liberalization, but a countervailing force is the reality that some export markets in Europe could be lost to continued European economic integration.
   After suffering a significant recession in 1990-91, the Australian economy has enjoyed six years of expansion. The medium-term outlook appears favorable, with domestic spending supported by low interest rates, improving consumer confidence and a strengthening labor market. GDP growth has increased steadily throughout 1997. However, weakness in commodity prices, particularly metal prices, coupled with an increase in the nation's current account deficit have placed significant pressure on the Australian dollar.
   Investors should be aware that, while Australia's prospects for strong economic growth appear favorable over the long-term, many sectors currently face significant risks arising from the recent turbulence in Asian countries, which account altogether for almost 60 percent of Australia's exports. While projections already embody a more subdued outlook for growth in these countries, there is a risk of this outlook deteriorating further, especially in Japan and Korea.
   Due to the large position that the agriculture and natural resource sectors have in the nation's export driven economy, any weakness in commodity prices may negatively impact both the economy and stock prices. In addition, United States investors face the risk that their investment returns from investments in Australia could be eroded if the Australian currency declines relative to the United States dollar.
       INDONESIA.    Indonesia is a country that encompasses over
17,000 islands on which live 195 million people. It is a mixed economy that balances free enterprise with significant government intervention. Deregulation policies, diversification of strong domestic sectors, and investment in infrastructure projects have all contributed to high levels of growth since the late 1980's. Indonesia's economy grew at 7.1% in 1996, the exact average of its performance for the current decade. Growth in the 1990's had been fairly steady, hovering between 6.5-7.5% for the most part, peaking at 8.1% in 1995. Moderate growth in investment, including public investment, and also in import growth, helped to slowdown GDP growth. Growth has been accompanied by moderately high levels of inflation.
   In recent years, Indonesia had been undergoing a diversification of the core of its economy. No longer strictly revolving around oil and textiles, it is now gaining strength in high technology manufactures, such as electronics. Indonesia consistently runs a positive trade balance. Strong export performers are oil, gas, and textiles and apparel. Oil, once responsible for 80% of export revenues, now accounts for only 25%, an indication of how far other (mostly manufacturing and apparel) sectors have developed. Main imports are raw materials and capital goods.
   However, as with many of its Asian neighbors, Indonesia's bright prospects came to a sudden halt in August of 1997 when the plunging Thai baht began to destabilize the rupiah. By mid-year 1998 the local currency had fallen more than 80% against the dollar, and hugely increased the cost of servicing foreign debts; a collapse of the real economy, and a growing number of bad loans. Various central bank initiatives, including a doubling of interest rates, failed to halt the currency's depreciation. The nation's banks, unable to service their extensive short term borrowings, were suddenly in danger of collapse. Of more than 200 local banks, a mere handful were estimated to be solvent at mid-year 1998.
   The social effects of this decline have been devastating. By the end of 1998 the government expects 47% of the population to be living below the poverty line and unemployment is expected to surpass 20% of the workforce. This has led to an increase in social tensions and food riots and large-scale strikes have broken out sporadically. Rioting and attacks upon the countries business oriented ethnic Chinese population have prompted as many as 80,000 to flee the country. Rising popular opposition forced President Suharto to resign less than three months after being appointed to his seventh consecutive five-year term and was replaced by his vice-president, B. J. Habibie. The political upheaval and resulting uncertainty has resulted in the further erosion in public confidence at home and abroad.
   The breakdown in public confidence in the Indonesian economy will likely be difficult to reverse, and will prolong the period of recovery. Resumption of lending by multilateral institutions under a rescue package drawn up by the International Monetary Fund (IMF) may speed up the process of restoring the faith in the government's efforts to shore up the banking system. Nevertheless, even if the two critical outstanding issues of restructuring the corporate sector's external debt and shoring up the banking sector can be resolved this year, the economy will remain weak in 1999 and recover only slowly in the following years.
   The Indonesian stock market plunged to record lows in 1997 under the combined impact of the country's economic implosion, political uncertainty and social unrest. The market's retreat continued into mid-1998 as domestic and foreign investors fled the market for safer havens overseas. While many investors believe that the market's steep decline has brought valuations of a number of Indonesian companies to very attractive levels, there remains considerable risk particularly for foreign investors. As with most foreign investments, United States investors could see their investment returns eroded if the Indonesian currency declines in value relative to the U.S. dollar. Secondly, any escalation of rioting and other forms of social unrest could be a major obstacle in the path of economic recovery. Thirdly, many question the will of the Indonesian government and its people to accept the conditions of economic reform as mandated by the IMF. Fourth, the Indonesian economy, currency and securities markets are extremely sensitive to events that take place within the Asian region and their fortunes are somewhat dependent upon how well other Asian nations resolve their own economic and currency problems.
       MALAYSIA.    1997 saw Malaysia's GDP growth slow to 7.4%, down
from over 8.2% in 1996 and 9.5% in 1995. Inflation has been kept relatively low at 3.8%. Performance in 1996 avoided the economy's potential overheating as export growth, investment, and consumption all slowed. A large part of Malaysia's recent growth is due to its manufacturing industries, particularly electronics and semiconductors. This has led to an increased reliance on imports; thus the economy is sensitive to shifts in foreign production and demand. This is particularly true regarding its main trading partners: the United States, Japan, and Singapore. Such shifts were partly responsible for the slowdown in 1997. In addition, monetary policies to stem the threat of overheating were evident, but the country still needs massive public and private investment to finance several large infrastructure projects. Government industrial policy seeks investment to create more value added high technology manufacturing and service sectors in order to decrease the emphasis on low skilled manufacturing. Already U.S. investors have invested over $9 billion, and most of this is in electronics and energy projects.
   However, like its Asian neighbors, Malaysia has stumbled in its dash to become a developed nation by 2020. The grandiose ambitions of Malaysian Prime Minister Mahathir Mohamad have been set back by its worst-ever currency crisis, which also brought a sharp fall in the country's stock market. An overheated property market, a growing current-account deficit and a highly leveraged economy, precipitated much of the country's problems. Following the sharp decline of Thailand's currency, the Malaysian ringgit came under severe pressure. The Malaysian central bank attempted to defend the currency and the resulting spikes in interbank rates marked the start of a period of escalating interest rates. Once the central bank ceased using foreign exchange reserves to slow the ringgit's depreciation in the region-wide currency slide, the Malaysian currency quickly weakened versus the United States dollar and by year end had declined by 35%.

   By mid-year 1998, the outlook for the Malaysian economy remained bleak as economists predicted that the economy would shrink by at least 5 percent this year, the first contraction in 13 years. The likelihood that Malaysia will be forced to seek IMF assistance is increasing. Although Malaysia does not have the high level of foreign debt that has overwhelmed its Asian neighbors, domestic lending, at 170 percent of GDP, was the highest in Southeast Asia when the currency crisis struck. The nation's banks are now faced with a growing number of unpaid loans as more businesses are struggling to stay afloat in the sagging economic environment.
   Adding to the bleak outlook is the government's seemingly confused and erratic response to the nation's serious economic and currency crisis. The Prime Minister is increasingly at odds with the finance minister on what policies the country has to institute to remedy the country's serious problems. Prime Minister Mahathir has abandoned the tight money, financially conservative recovery policy endorsed by the IMF and has placed the blame for the nation's troubles on foreign currency and stock market speculators. The move risks triggering another round of currency devaluations, inflation and, in the long run, economic collapse.
   Investors should be aware that investing in Malaysia currently entails a number of potential risks, not the least of which is the increasingly erratic economic policies of the Malaysian government that are counter to the advice of the IMF and many of the developed nations. In addition, the government appears to be escalating its hostile attitude toward foreign investors. In September of 1998 Malaysian authorities imposed new restrictions on the foreign exchange and securities markets. Included were limitations in repatriating the investment proceeds of foreign investors.
   While the Malaysian population has been relatively passive during the first year of the economic meltdown, there could be mounting social unrest if the crisis is prolonged. Should the country finally adopt IMF remedies the Malaysian people may be reluctant to accept the additional sacrifices that they will be called upon to endure. This could seriously undermine the recovery of Malaysia's economy as well as its currency and stock market. An increasingly hostile government towards foreign investors could also lead to additional curbs on the free access to their funds. As with other Asian markets, currency risk remains substantial.
       SINGAPORE.    Since achieving independence from the British in
1965, Singapore has repeatedly elected the People's Action Party (PAP) as their government. It is a party that is so consistent it has only offered up two prime ministers in this 32-year period. Elections in January 1997 returned the PAP to power, signaling satisfaction with their policy of close coordination with the private sector to stimulate investment. Typical policies include selective tax incentives, subsidies for R&D, and joint ventures with private firms. While the combination of consistent leadership and interventionist policies is sometimes seen as impeding civil liberties and laissez-faire economics, it has produced an attractive investment environment.
   The Singapore economy is almost devoid of agriculture and natural resources, not surprising given the island nation's geographic size. Its strongest sector is manufacturing, particularly of electronics, machinery and petroleum and chemical products. They produce 45% of the world's computer disk drives. Major trading partners are Japan, Malaysia and the United States.
   The economic situation in Singapore registered a passable year in 1996 but weakened in early 1997, dragged down by the downturn in the global electronics industry. However, it ended the year on a firmer footing as real GDP growth rose from 4.1% in the first quarter to 7% by the fourth quarter. Inflation remained low and the current account balance maintained its large surplus. Property values have declined recently, impacted by continuing oversupply.
   Although Singapore boasts one of the strongest economies in Asia, investors in that market face a number of possible risks. Chief among these is that the country is not immune to the region's economic troubles, as Singapore's neighbors account for nearly one-quarter of its trade. Any prolonged regional economic downturn could slow its growth. In addition, Analysts believe that there is considerable downside risk in the current Singapore dollar exchange rate and any decline in the Singapore currency versus the U.S. dollar could erode the investment return of United States investors in that market. Lastly, manufacturing, a major pillar of Singapore's economy, is unlikely to sustain growth into 1998 as recent indications point to continued excess capacity in the computer electronics industry.
       SOUTH KOREA.    South Korea has been one of the more
spectacular economic stories of the post-war period. Coming out of a civil war in the mid-1950's, the country found itself with a destroyed economy and boundaries that excluded most of the peninsula's mineral and industrial resources. It proceeded over the next 40 years to create a society that includes a highly skilled and educated labor force and an economy that exploited the large amounts of foreign aid given to it by the United States and other countries. Exports of labor intensive products such as textiles initially drove the economy and were eventually replaced by heavy industries such as automobiles.
   Hostile relations with North Korea dictate large expenditures on the military and political uncertainty and potential famine in the north has put the south on high alert. Any kind of significant military effort could have multiple effects, both positive and negative, on the economy. South Korea's lack of natural resources put a premium on imported energy products, making the economy very sensitive to oil prices.
   Since 1991, GDP growth has fluctuated widely between 5% and 9%, settling down at 5.6% last year. Currently the labor market is in need of restructuring, and its rigidity has hurt performance. Relations between labor and the large conglomerates, or Chaebols, could prove to be a significant influence on future growth. Inflation in the same period has been consistently dropping, save a brief rise in 1994 and finished the year at 4.5%. The country consistently runs trade deficits, and the current account deficit widened sharply in 1996, more than doubling to $19.3 billion. South Korea's strong domestic sectors are electronics, textiles and industrial machinery. Exports revolve around electronics, textiles, automobiles, steel and footwear, while imports focus on oil, food, chemicals and metals.
   The stock market (Korea Stock Exchange) is currently undergoing liberalization to include more foreign participation, which was only first allowed in 1992, but the bond market remains off limits until 1999. Foreign ownership has since been increased to 55% for all listed stocks except three. The foreign ownership liberalization is in response to the KSE 1996 performance, which was down 18%. The number of listed companies totaled 726 in 1997, a decline of 34 from the previous year, while the market's capitalization plummeted 70 percent from its 1996 level.
   Over the calendar year 1997, the Korean stock market extended its two-year decline plunging by 42% to its lowest year-end level since 1986. The collapse came as a direct result of the Asian region's currency crisis and the failure of several Korean conglomerates. In the summer of 1997 the South Korean won hit record lows against the U.S. dollar as a series of nationwide labor strikes aggravated the already escalating trade deficit. Despite aggressive official intervention to support the local currency, the won had fallen from 860 to 914 to the U.S. dollar by year-end.
   The Korean market poses risks for current and prospective investors. The Korean government will need to maintain public support to implement the radical and difficult restructuring of the economy demanded by the IMF under a $58 million loan package. This opposition could come from the country's major conglomerates that have yet to institute necessary restructuring initiatives, and from workers protesting against rising unemployment.
   In addition, relations with its long-standing enemy, North Korea have been worsening as widespread famine could prompt another attack on its southern neighbor to divert the attention of its people from their suffering. More importantly, South Korea's heavy reliance on exporting to the Asian region holds its economy hostage to the economic fortunes of its neighbors.
       THAILAND.    The Thai economy has witnessed a fundamental
transition in recent years. Traditionally it was a strong producer of textiles, minerals and agricultural products, but more recently it has tried to build high technology export industries. This proved particularly fortuitous in the mid 1990s when flooding wiped out much of their traditional exports, but the newer industries remained strong, keeping the growth rate above 8%. (This level had been achieved through the 1990s, giving the economy a name as one of the fastest growing in the region.) Successive governments have also taken steps toward reducing the influence of central planning, opening its market to foreigners and abandoning five-year plans. This restructuring is still underway, and the change can cause difficulty at times.
   The political situation in Thailand is tenuous. Democracy has a short history in the country, and power is alternatively obtained by the military, a non-elected bureaucratic elite, and democratically elected officials. The frequent transfers of power have generally gone without divisive, bloody conflicts, but there are bitter differences between the military and the political parties. Free elections in 1992 and again in 1995 have produced non-military democratic leaders from different parties, a healthy sign of party competition. More recently, the dramatic downturn in the economy generated demands from all sectors of society for the resignation of Prime Minister Chavalit. The worsening economic situation threatened social stability of the nation and the Prime Minister resigned after barely one year in power.
   In 1997 GDP contracted by approximately 0.3%, compared with 7.2% growth in 1996 and 8.6% in 1995. The 1997 current account deficit was 1.9% of GDP as against 7.9% in 1996. Inflation was 5.6%, however, the government has projected a 16.2% rate for 1998. One cause for Thailand's economic downturn was a decline in export growth as its manufacturing industry faces stiff competition from low priced competitors and its agriculture has suffered a severe drop in production. In 1996, Thailand's currency, the baht, was linked to a U.S. dollar dominated basket, and monetary policy had remained tight to keep that link strong and avoid inflationary pressures.
   The situation changed in early 1997, however, with the revelation of many bad bank loans and a bubbling of property prices due to over-investment. Many companies, faced with slowing exports, stopped servicing their debts. Many other firms have stayed alive only with infusions of public cash, and the government has been slow to let many property laden financial firms fail. The stock market has reacted strongly, dropping to new lows for the decade. Reluctant to float the baht, indeed promising that it wouldn't, the government relented in early July hoping to revive export and stock market growth. The subsequent devaluation (approximately 20% against the dollar in the first month) led to the need for a $16 billion loan coordinated by the IMF to shore up foreign reserves. Most of the loan came from neighboring countries led by Japan, indicating their desire to both protect their own investments in Thailand, and also mitigate the effect of the devaluation on their home currencies.
   The total impact of the entire situation is negative, particularly on inflation, unemployment and foreign debt. Significant turnover and a major gamble on the currency has put the government in a precarious position, especially given the fact that it is a six party coalition. Dissatisfaction amongst the military, always a political factor, is high.
   The new Thai government has produced mixed results in their efforts to remedy the country's serious economic woes. Crucial to Thailand's recovery are both the outcome of newly instituted economic and banking reforms and the outlook for both China's and Malaysia's economies. Looking forward, currency risk remains high and the baht will likely be highly vulnerable to regional contagion.
SPECIAL CONSIDERATIONS REGARDING LATIN AMERICA
   Latin America represents one of the world's more advanced emerging markets. With a total population of 427 million people and its abundant natural resources, the area is a prime trading partner for the United States and Canada. In Latin America exports represent, on average, 16.6% of GDP. Strong export sectors are petroleum, manufactured goods, agricultural commodities such as coffee and beef, and metals and mining products. GDP growth in Latin America as a region was 3.4% in 1996, up from 0.1% in 1995. Recognizing the important role of international trade as a component of GDP, the countries of Latin America have formed strong regional trade organizations, notably MERCOSUR. Talk of extending NAFTA down through Latin America indicates some desire to tie the economies even closer to those of the north.
   Politically, Latin American countries generally have strong presidential systems closely modeled after the United States. Their transition to democracy, largely complete in most countries, nevertheless allows for a considerable military influence, reflecting the strong authoritarian leanings of a large portion of the population. The countries all enjoy good relations with the United States, with whom they cooperate on a range of non-economic matters, such as preservation of the environment and drug control. Monetarist-minded governments were responsible for the successful staving off of contagion from the recent currency crisis in Mexico, increasing their stature in the eyes of most capital market participants.
       ARGENTINA.    Prior to 1989, Argentine politics were
characterized by populist leaders, sometimes democratically elected and sometimes not, who ruled with the overt support of the military. Coups and outright military rule were not uncommon. Economic polices were highly protectionist, with significant barriers and restrictions on foreign trade and investment. Markets were highly regulated and the state was heavily involved in many industries. Inflation was routinely high and growth stagnant.
   President Carlos Menem was first elected to office in 1989 and undertook a program of deregulation, liberalization and macroeconomic reform. The results have been positive. GDP growth in 1997 was 8.0%, up from 4.4% in 1996 and -4.4% in 1995. Argentina's growth, averaging over 6% from 1991 to 1997, had been driven primarily by domestic consumption. In the wake of the Mexican currency crisis, however, banking liquidity has been restrained. While deposits have increased in reaction to peso stabilization, lending has not, putting downward pressure on consumer spending. The positive effect is that inflation, well over 150% at the beginning of the decade, was 0.4% in 1996. Still troublesome for Argentina is unemployment, quite high at 17%. Menem's economic liberalization policies have succeeded in attracting foreign investment. From the United States alone, approximately $10 billion was invested by 1996. Investors have been most attracted to the telecommunications, finance, and energy sectors.
   Argentina enjoys a positive trade balance. The export economy is heavily weighted toward agriculture, which represents 60% of the total value of all Argentine exports. Primary products are livestock, oilseeds, and grain. Argentina's single biggest trading partner is Brazil, and the United States is the second. Primary imports are machinery, vehicles and chemicals.
   The resignation of Economy Minister Domingo Cavallo in July 1996 was initially greeted with skepticism from the markets. Cavallo was widely recognized as the man responsible for ensuring the convertibility of the peso by pegging it to the dollar, a move which saved Argentina from the hyperinflation and continuous drops in output which could have followed from the Mexican crisis in 1994. Confidence was quickly restored, however, with the appointment of Roque Fernandez, who promptly reaffirmed commitment to Cavallo's plan and introduced further measures for fiscal stability.
   The central bank's main priority is maintaining convertibility against the dollar. It is very active in the foreign exchange market and even assists local firms with liquidity problems.
   Legislative elections could prove to be critical for Menem, who still has an extensive economic reform agenda which includes further privatizations, labor market reforms and a revamped tax policy. Failure to retain a friendly majority in the Lower House of Congress could deprive Menem of the support he needs to pass such reforms.
   The next presidential election is due in 1999. In accordance with the constitution, Menem, a member of the Peronist party, can not seek a third consecutive term. The next election is likely to present a third candidate to the voters beyond the traditional contestants from the Peronist and Radical parties. Frepaso, a center-left alliance, first emerged in the 1995 elections and by 1999 could build itself up enough to promote a viable alternative to the older parties. It is uncertain how policies would be effected by the systemic change from a predominantly two-party system to a three-way game.
   The Argentine stock market reached an all-time high in October of 1997 in response to rising corporate earnings and strong economic growth. However, the market underwent a significant correction due largely to the "contagion effect" of the Asian economic and currency crisis and the popular Mervel index ended the year only 5.9% ahead. While there was little direct impact from the Asian crisis on Argentina's economy, foreign investors fled the market, as they feared that Asia's currency problems would spread to Latin America.
   The Argentine market may pose special risks for investors. As an emerging nation, Argentina's stock market may be particularly vulnerable to widespread economic, currency and market turmoil such as we have seen recently in Asia. These crises may prompt investors to become increasingly averse to emerging market exposure on concerns that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the markets in trouble, merely to raise cash to meet redemptions. Similarly, the Asian crisis has accelerated a growing imbalance between supply and demand for basic commodities such as oil, metals, pulp, grains and others. This could impact the Argentinean stock market where energy stocks (oil, gas and electricity) comprise approximately 40% of the market's total value. A currency devaluation by one or more of its Latin American neighbors could precipitate a recession and political pressure for competitive devaluation to protect the country's trade competitiveness.
   While Argentina's political situation is relatively stable; there is a high degree of dissatisfaction with the government's inability to lower the country's high unemployment rate. This could eventually lead to social unrest and a new government less favorable to investors.
       BRAZIL.    Brazil is the largest country in South America and
is home to vast amounts of natural resources. Its 155 million people are descendants from indigenous tribes and European immigrants. They live in diverse socio-economic conditions, from the urban cities of Sao Paolo to the undeveloped trading posts of the distant regions. Industrial development has been concentrated in specific areas. The disenfranchised population is quite large and is a source of many of Brazil's social problems.
   The Brazilian economy is currently undergoing extensive reforms, stemming from a 1994 effort to stabilize the currency called the Real Plan. With the aim of curbing inflation, a new currency, the Real, was introduced and supported via a floating exchange bond. The plan has stabilized the exchange rate and controlled inflation, which was reeling out of control in 1994 at 2,700%. Inflation in 1995 dropped to 81%, and fell even further in 1996, settling at 18.7%. Perhaps the most remarkable achievement for the Brazilian economy in 1997 was the lowest rate of inflation in the past 40 years, as the National Consumer Price Index increased just 7.48%. At the same time, however, the Real Plan has sent the trade and current account balances into a deficit. The current account deficit is expected to reach $30 billion in 1998, equivalent to 3.6% of GDP.
   Other objectives of the administration of the current President, Fernando Henrique Cardoso, are trade liberalization and privatization, but these efforts are sporadic and often stalled by special interests in the legislature. Some privatization efforts are performing well, particularly in the utilities sector. Utilities and telecommunications have been key draws for foreign investment, and foreign direct investment (FDI) is coming in at record levels. In 1996 the country received over $9.5 billion, with $2.4 billion coming from the United States. Still, there are restrictions against investments in certain industries, such as metals and mining.
   Traditionally an agricultural economy, a strong industrial sector has developed which produces metals, chemical, and manufactured consumer goods. Agriculture still plays a significant role, however, representing 11% of the GDP, 40% of exports and employing over 35% of the workforce. Primary agricultural products are grains, coffee, and cattle. Regarding energy and utilities, the country is a leading producer of hydroelectric power, but it is dependent on imports for oil.
   Presidential elections will be held in 1998. President Cardoso hopes to stand for re-election but currently is unable to, given a constitutional provision on term limits. Efforts to gather congressional support for constitutional reform, allowing Cardoso to stand, could result in a great deal of special interest concessions, translating into more public spending and horse-trading over fiscal reforms.
   In 1997 the Brazilian stock market rose to an all-time high in the first quarter. Over the summer, the speculative attack on the Thai currency triggered a sharp reversal in the Brazilian market, as investors feared a raid on the Brazilian Real. However, the market ended the year with a gain of 4.34%. By mid-year 1998 the Brazilian market plummeted amid growing concern that Brazil, Latin America's largest economy, might suffer the confidence crisis that had caused large currency devaluations in Russia and Asia.
   Investing in Brazil could entail special risks: High unemployment is the chief challenge facing Brazil's president Cardoso, as he seeks reelection in October. Joblessness is at a record high and social unrest could lead to his defeat. Cardoso's main challenger is considered to be strongly left of center on the political spectrum and has proposed policies that could be detrimental to the progress made in subduing inflation and denationalizing government ownership of many of its businesses. He is considered by many to be unfriendly to the interests of shareholders.
   Brazil could be a likely target for a renewed attack on its currency. The economy is in a more precarious state: interest rates remain high and, despite austerity measures, little progress has been made in reducing the current account deficit. This poses particular risk for United States investors who would see their investment returns eroded if the Brazilian real were to be devalued.
   Overall, Brazil remains vulnerable to both external shocks and changing sentiment due to worsening domestic indicators or political risk.
       CHILE.    Chile is a transition economy which has recently made
great strides toward putting its authoritarian, statist, past behind itself. In all of Latin America, it is the country with the highest rates of growth. Averaging 7.3% so far this decade, GDP grew at 6.0% in 1996, down from 6.6% the previous year. Inflation has been steadily declining and is down over 15% in the last five years. Inflation in 1997 was 6.0%, a 0.6% drop over 1996. Unemployment in 1996 was 6.2%, particularly low for the Latin American region. Chile is still considered to have one of the best performing stock markets in the region.
   Chile has a strong, interventionist central bank, which focuses more on the investment community than it does on the government. Active steps are taken to control demand and inflation. One example is the practice of restricting short-term flows of foreign capital through the country.
   Performance of the Chilean stock market was lackluster in 1997 as weak copper prices and rising interest rates led to a contraction in the domestic economy. Also contributing to the market's weakness was the contagion effect of the Asian economic and currency crises, a decline in pulp and steel prices; and uncertainty about the growth prospects of its Latin American neighbors. These factors combined to produce a 15% decline in the stock market for the 1997 calendar year. The market weakness carried through into the first half of the next year.
   Eduardo Frei is President and is due for reelection in 1999. President Frei has been trying to decentralize the government but encounters stiff opposition from the powerful trade unions. Also high on Frei's agenda is tax reform.
   There is a considerable military component to political life in Chile. In the legislature there is strong representation by parties with authoritarian views. As part of the negotiated settlement with coup leader General Augusto Pinochet in 1990, the army chain of command ends with General Pinochet, not an elected official. Furthermore, certain seats are reserved in the Senate for appointed officials from the military. Pinochet must resign in 1998, and shortly thereafter the reserved Senate seats will fall open to election. There are constitutional reforms currently in progress further diminishing the role and influence of the military, and thus the political transition is still underway. A successful outcome requires that the military acquiesce as it is stripped of its political powers.
   Investors in the Chilean market face special risks. The Chilean market is particularly sensitive to the fluctuation in the international price of copper and pulp on the international markets and they have a significant impact on the nation's economy and stock market.
   As is typical of most emerging markets, much of the Chilean equity market is firmly held by controlling families and their associates. Accordingly, these owners may not always act in the interests of outside shareholders.
   Chile is particularly vulnerable to outside shocks such as the current economic and currency woes of other emerging markets worldwide and it is particularly sensitive to events that impact its Latin American neighbors. Any weakness in the Chilean currency versus the dollar could erode the investment returns to United States investors upon currency conversion.
       MEXICO.    The Mexican economy has recovered fairly well since
the currency crisis of December 1994 thanks in large part to growth in exports, peso stabilization, and massive financial assistance from the United States. GDP growth rose to 7.3%, with consumer spending and investment leading the way. A major positive factor supporting growth during 1997 was the strength of the peso, which closed the year little changed from its 1996 year-end level. In addition, the nation's inflation rate declined to 15.7% from the 27.7% rate of 1996. This marked the second straight year of improvement. Inflation is the chief concern of the central bank, which takes active measures such as the setting of wage ceilings and manipulation of interest rates to control it. Domestic consumption, while improved, has yet to return to pre-1994 levels, and has also contributed to the containment of inflation.
   The Mexican economy is very strong in manufacturing and natural resources, specifically oil. Manufacturing alone counts for 22% of the Mexican GDP and 21% of all urban employment. The economy is also very closely tied to the United States, which is responsible for 60% of all foreign investment and with whom it conducts over 75% of all trade. Trade pacts such as the North American Free Trade Agreement (NAFTA) further integrate the economies, giving the United States strong incentives to provide assistance in times of crisis. NAFTA also aided the recent recovery, given the ease with which it allows increases in exports and investment. The Mexican stock market listed 194 companies with total capitalization of $156 billion in 1997, a 12% rise over 1996.
   Internally, the various people of the Mexican states have recently experienced a great deal of dissatisfaction with their relationship to the federal government. Most notably, in Chiapas there have been armed uprisings by indigenous groups demanding further autonomy. While the rebellions have not strongly shaken financial markets, they serve as a reminder of the diversity of Mexico, of the vast socio-economic gaps between various peoples, and of the potential for such groups to demand the attention of both their government and the world.
   Politically, the landscape changed fundamentally in July 1997. The defeat of candidates from the Institutional Revolutionary Party (PRI) in legislative elections signaled the end of decades of one party rule. Citizens now have the confidence that their votes count and that the PRI is no longer invincible. Winning every presidential election since its founding in 1929, the PRI was the country's monolithic political machine, maintaining power through rigged elections and ruling in an environment rife with intrigue and corruption. Internal pressures including armed rebellion from domestic interest groups, extensive crises and scandals caused by intra-party rivalries and corruption, and deteriorating relationships with foreign countries over financial mismanagement and mutual social problems all contributed to the establishment of fully free and unfettered elections. The response from the Mexican people was clear. Though they took the most votes (39%) for the 500-member Lower House of Congress, the PRI has lost their majority, and the President is now forced to accommodate the interests of the opposition parties. Market reaction to the new Mexican political world was positive. The IPC index, consisting of 35 of the most representative stocks on the Mexican Stock Exchange, rose 3.25% the day after the election. Further financial implications of the new landscape are as yet uncertain. Relevant considerations are the effect of the new configurations on government consensus and policy making, the demands of newly empowered groups on economic and other resources, the balance of power between the executive and the legislature, and the ability of the government to maintain law and order.
   Following three straight years of strong gains, Mexico's stock market fell sharply in late 1997 and continued its descent through mid-1998 as the worsening Asian economic and currency crises threatened to cause problems for Mexico's trade balance and raised questions concerning the sustainability of its economic growth. Foreign investors fled the Mexican market, as they feared that Asia's currency problems would spread to Latin America.
   Investors in Mexico face a number of potential risks. As an emerging nation, Mexico's stock market may be particularly vulnerable to widespread economic, currency and stock market turmoil such as recently experienced in Asia and Russia. These crises may prompt investors to become increasingly averse to emerging market exposure on concern that the impact of these events will spread to other countries. In addition, mutual funds that invest in emerging markets may be forced to sell holdings in countries that have little similarity with the troubled markets, merely to raise cash to meet redemptions. Similarly, because the United States is Mexico's largest trading partner, any economic downturn in the U.S. economy can have a strongly adverse impact upon Mexico's economy and stock market.
   While Mexico's political situation is relatively stable, there is a high degree of dissatisfaction with the government's inability to effectively address the nation's growing social problems, particularly in the countries less developed regions. Occasional flair-ups of strikes and armed rebellions could pose a threat to Mexico's political and economic stability.
SPECIAL CONSIDERATIONS REGARDING THE RUSSIAN FEDERATION
   The Russian Federation is the largest republic of the Commonwealth of Independent States with a 1995 population of 147,500,000. It is about one and four fifths of the land area of the United States and occupies most of Eastern Europe and north Asia.
   Russia has had a long history of political and economic turbulence. The USSR lasted 69 years and for more than half that time it ranked as a nuclear superpower. In the 1930's tens of millions of its citizens were collectivized under state agricultural and industrial enterprises and millions died in political purges and the vast penal and labor system or in state-created famines. During World War II, as many as 20 million Soviet citizens died. After decades of communist rule, the Soviet Union was dissolved on December 8, 1991 following a failed coup attempt against the government of Mikhail Gorbachev. On the day that the leaders declared that the Soviet Union ceased to exist, the Soviet republics were invited to join with Russia in the Commonwealth of Independent states (CIS). At one time or another those that have agreed to join have included the Ukraine, Belarus, Moldova, Georgia, Armenia, Azerbaijan, Uzbekistan, Turkmenistan, Tajikistan, Kazakhstan and Kyrgyzstan, but a number have dropped out since or have only observer status. Each of the republics is a sovereign state that controls its own economy and natural resources and collects its own taxes, providing only minimal support to the CIS.
   Boris Yeltsin, President of Russia, inherited the mantle of economic and political chaos. With the freeing of most prices he staked his political life on the rapid creation of a free market economy. Since 1991 Yeltsin and his Russian reformers have been faced with the daunting task of stabilizing the Russian economy while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of the Russian people. To date, their efforts have yielded widely mixed results. On the one hand, they have made some impressive progress. Since 1992, they have abolished central planning, decontrolled prices, unified the foreign exchange market, made the ruble convertible, and privatized two thirds of the economy. They have accomplished this in spite of the crushing burdens inherited from the communist system: huge industrial enterprises that are unprofitable; an obsolete capital stock; a crumbling energy sector, huge external debt; and armies that had to be repatriated and resettled at home.
   Russia remains a paradox among the major economies of the world in that it is a country marked by stagnation in production levels, but has few constraints on growth. Labor supply is adequate and savings are high. In addition, there is almost unlimited scope for increasing productivity through the introduction of improved technologies, production process and market-oriented managerial development. There are 147 million consumers who are slowly increasing their buying power and education standards are high. Russia is also rich in natural resources. It has 40% of the world's natural gas reserves, 6% of its oil, 25% of coal, diamonds, gold and nickel, and 30% of timber and bauxite. Approximately ten million people are engaged in agriculture and they produce half of the region's grain, meat, milk, and other dairy products.
   The main reason for the continued poor performance of the Russian economy is the country's failure to mobilize the resources that are available. While the official unemployment rate was at 10.6% in 1996, up to half of the working population is, in effect, unemployed or, to a significant degree, underemployed in inefficient and unproductive industries. Much of the country's savings have been siphoned off through capital flight. Russia's technological potential for assimilating both domestic and foreign technologies is not being exploited. Industry privatization and restructuring initiatives have generally failed to mobilize the available factors of production as the country's privatization program virtually ensures the predominance of the old management teams that are largely non market-oriented in their management approach. Approximately 80% of Russian privatized companies continue to be majority-owned by insiders and only 10% are owned by investors with large enough stakes to influence the running of the company.
   In July 1996, Boris Yeltsin was re-elected for a second term and it was hoped that the election would mark the start of a more stable period of economic growth. However, macroeconomic indicators in 1996 proved contradictory. On the one hand, the Russian government continued its strict credit policies, and the annual inflation rate for 1997 dropped to 11%, down from 22% in 1996. Inflation has since remained below 3% a month through the first half of 1997. In addition, expenditure cuts trimmed the budget deficit to 7% of GDP for the first nine months of 1996.
   By the end of 1997, GDP was up 0.4% following 1996's 6% fall, and industrial production was up by 1.9%. Non-payment continues to represent a serious problem for the economy, particularly in the energy sector.
   While Russia is widely believed to be one of the most risky markets in Eastern Europe, it is also recognized for its potential for positive returns. However, the market has been essentially liquidity driven and concentrated in very few of the country's largest companies. At just $129 billion, the total capitalization of the stock market accounts for just 28.7 percent of GDP. The majority of investors in Russian equities are small and medium-sized United States hedge funds. In addition, several country specific funds have been established to make direct and portfolio investments in Russian companies. To facilitate foreign investment, a number of the larger Russian companies have issued equity in the form of American depository receipts while six big firms have issued securities in the form of Russian depository certificates. These certificates are issued and marketed by the Bank of New York. Any investment in Russia is risky and deciding which companies will perform well at this stage of the country's transformation is far from easy. A combination of poor accounting standards, inept management, limited shareholder rights and the criminalization of large sectors of the economy pose a significant risk, particularly to foreign investors.
   In 1996 the Russian market delivered the world's best stock market performance and was among the top performing markets in the first half of 1997. However, the markets strength masked a rapidly deteriorating political and economic picture. Many of the country's economic reform initiatives have floundered as the proceeds of IMF and other assistance have been squandered or stolen. Taxes were not being collected and Russian banks, suffering from a collapsed ruble, could not meet the demands of either domestic depositors or foreign creditors. In July of 1998 the Yeltsin government effectively devalued the Russian ruble by approximately 34% to strengthen the ailing banking system and stimulate demand for Russian exports. In addition the government announced a restructuring of their foreign debt that would allow a 90-day moratorium on banks' foreign loans and a rescheduling of $40 billion in domestic debt. These actions were viewed by investors as being tantamount to default and they fled the Russian stock market. President Yeltsin's relations with the communist dominated Duma worsened and there was talk among the body of beginning impeachment proceedings against the president. By August of 1998 the ruble had fallen by 70 percent and food prices soared, heightening fears of social unrest. By early September the Russian economy appeared to be slipping out of control and the government in a state of paralysis as the President and the Duma feuded over remedial initiatives. Many observers fear that country's communist party could regain control of the government and end free market reforms, which could further negatively impact stock prices.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any
commissions; and,    if applicable,     arrangements for payment of
fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers    for transactions in equity
securities     is generally made by FMR (to the extent possible
consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR in rendering
investment management services to    that     fund or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a     fund. The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,
   the fund may pay a     broker-dealer commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to
that     fund    or     its other clients. In reaching this
determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan LLC (FBSJ)    , indirect subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by    a     fund toward    the
reduction     of    that     fund's expenses. The transaction quality
must, however, be comparable to those of other qualified
broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal period ended July 31,    1998 and 1997    , the fund's
portfolio turnover rates were 81% and 57%, respectively.
For the fiscal years ended July    1998,     1997, and 1996, the fund
paid brokerage commissions of $   154,000    , $   242,000    , and
$   431,000    , respectively.    Significant changes in brokerage
commissions paid by the fund from year to year may result from
changing asset levels throughout the year.     The fund    may pay
both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended July    1998    , 1997, and 1996, the
fund paid brokerage commissions of $   3,900    , $   2,000    , and
$   27,000    , respectively, to NFSC. NFSC is paid on a commission
basis. During the fiscal year ended July    1998,     this amounted to
approximately    2.6    % of the aggregate brokerage commissions paid
by the fund for transactions involving approximately    8.2    % of
the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.
During the fiscal years ended July    1998,     July 1997, and July
1996, the fund paid brokerage commissions of $   2,500    ,
$   8,000    , and    $8,000    , respectively, to FBS. FBS is paid on
a commission basis. During the fiscal year ended July    1998,
this amounted to approximately    1.6    % of the aggregate brokerage
commissions paid by the fund for transactions involving approximately
   1.3 % of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.
During the fiscal year ended July    1998,     the fund paid
$   137,000     in brokerage commissions to firms that provided
research services involving approximately $   63,902,000     of
transactions. The provision of research services was not necessarily a
factor in the placement of all this business with such firms   .
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR    or its affiliates,
investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
   Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price,
yield,    if availabl    e, and total return fluctuate in response to
market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
   In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES.    A     fund may illustrate performance using moving
averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
July 31,    1998    , the 13-week and 39-week long-term moving
averages were $   16.47     and $   15.65    , respectively.
   CALCULATING     HISTORICAL FUND RESULTS. The following table shows
   performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's total
return for the period ended July 31,    1998.


                 AVERAGE ANNUAL TOTAL RETURNS                   CUMULATIVE TOTAL RETURNS

                 ONE             FIVE           LIFE OF         ONE             FIVE            LIFE OF
                 YEAR            YEARS          FUND*           YEAR            YEARS           FUND*



GLOBAL BALANCED      10.53    %      9.14    %      12.04%          10.53    %      54.84    %      86.81    %


* From February 1, 1993 (commencement of operations).
The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the period from February 1, 1993 (commencement of operations)
to July 31,    1998,     a hypothetical $10,000 investment in Global
Balanced would have grown to $   18,681    , assuming all
distributions were reinvested.    Total returns are based on past
results and are not an indication of future performance.     Tax
consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.

FIDELITY GLOBAL BALANCED FUND                                                  INDICES

PERIOD ENDED  VALUE OF         VALUE OF        VALUE OF       TOTAL            S&P 500          DJIA             COST OF
              INITIAL          REINVESTED      REINVESTED     VALUE                                              LIVING**
              $10,000          DIVIDEND        CAPITAL GAIN
              INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

1998          $    16,620      $    1,674      $    387       $    18,681      $    28,810      $    30,228      $ 11,445

1997          $ 15,450         $ 1,092         $ 359          $ 16,901         $    24,152      $    27,528      $ 11,255

1996          $ 12,910         $ 428           $ 300          $ 13,638         $    15,875      $    18,152      $ 11,010

1995          $ 12,400         $ 360           $ 288          $ 13,048         $    13,619      $    15,120      $ 10,694

1994          $ 11,990         $ 348           $ 279          $ 12,617         $    10,799      $    11,779      $ 10,407

1993*         $ 11,980         $ 85            $ 0            $ 12,065         $    10,270      $    10,776      $ 10,126


* From February 1, 1993 (commencement of operations)
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in the fund on February 1, 1993, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to $   11,624    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to $   1,250     for dividends and $   290     for
capital gain distributions.
International Indices, Market Capitalization, and National
Stock Market Return
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31,
   1997.     Of course, these results are not indicative of future
stock market performance or the fund's performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the    United States     now
make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the
markets as measured in U.S. dollars grew from $   5,749.5 ($10,078.9
including the U.S.)     billion in 199   6     to $   6,207.8
($12,040.3 including the U.S.) billion in 1997    .
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets is measured
in billions of U.S. dollars as of December 31,    1997.
TOTAL MARKET CAPITALIZATION

   AUSTRALIA         $ 164.1         JAPAN                      $ 1,498.6

   AUSTRIA            23.0           NETHERLANDS                 337.9

   BELGIUM            75.5           NORWAY                      31.5

   CANADA             305.9          SINGAPORE/MALAYSIA          54.5/49.0

   DENMARK            67.7           SPAIN                       158.3

   FRANCE             474.5          SWEDEN                      154.5

   GERMANY            584.7          SWITZERLAND                 465.6

   HONG KONG          167.0          UNITED KINGDOM              1,284.8

   ITALY              238.9          UNITED STATES               6,209.9


The following table measures the total market capitalization of Latin
American countries according to the    International Finance
Corporation Emerging Markets     database. The value of the markets is
measured in billions of U.S. dollars as of December 31,    1997.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
Argentina            $    38.1

Brazil                   136.7

Chile                    33.0

Colombia                 8.2

Mexico                   112.5

Venezuela                13.1



Total Latin America  $    351.9

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for
the twelve months ended December 31,    1997.     The second table
shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE
MEASURED IN U.S. DOLLARS
Australia      -10.4    %  Japan                   -23.7    %

Austria        1.6         Netherlands             23.8

Belgium        13.6        Norway                  6.2

Canada         12.8        Singapore/Malaysia      -30.0/-68.3

Denmark        34.5        Spain                   25.4

France         11.9        Sweden                  12.9

Germany        24.6        Switzerland             44.2

Hong Kong      23.3        United Kingdom          22.6

Italy          35.5        United States           33.4

STOCK MARKET PERFORMANCE
MEASURED IN LOCAL CURRENCY
Australia      9.2    %   Japan                   -14.5    %

Austria        18.5       Netherlands             45.1

Belgium        32.4       Norway                  22.7

Canada         17.8       Singapore/Malaysia      -15.7/-51.1

Denmark        56.1       Spain                   46.9

France         29.5       Sweden                  31.2

Germany        45.3       Switzerland             56.7

Hong Kong      -23.2      United Kingdom          27.5

Italy          57.5       United States           33.4

The following table shows the average annualized stock market returns
measured in U.S. dollars as of December 31,    1997    .
STOCK MARKET PERFORMANCE
                Five Years Ended          Ten Years Ended
                December 31,    1997      December 31,    1997

Germany             15.32    %                39.05    %

Hong Kong           0.86                      107.89

Japan               -4.11                     -3.22

Spain               26.67                     41.73

United Kingdom      17.42                     46.60

United States       24.58                     63.20

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Global Balanced may compare its performance to that of the Morgan
Stanley Capital International World Index,    an unmanaged    , market
capitalization weighted index    that is designed to represent the
performance of developed stock markets throughout the world. Stocks are selected for the Morgan Stanley Capital International World (MSCI) index on the basis of industry representation, liquidity, sufficient float, and avoidance of cross-ownership.
Global Balanced may compare its performance to that of the Salomon Brothers World Government Bond Index, Unhedged, a market-capitalization weighted index of debt issues traded in 14 world government bond markets. Issues included in the Index have fixed-rate coupons and maturities of at least one year.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of July 31,    1998    , FMR advised over $   31     billion in
   municipal     fund assets, $   107     billion in money market fund
assets, $   460     billion in equity fund assets, $   71     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed,    federal funds wires cannot be
sen    t.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to
purchase or redeem shares. In addition, trading in some of    a
fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. Because the fund invests significantly in foreign securities, corporate shareholders should not expect fund dividends to qualify for the dividends-received deduction. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends-received deduction. The fund will notify corporate shareholders annually of the percentage of fund dividends that
   qualifies     for the dividends-received deduction. Gains (losses)
attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend
distributions.    If the fund's distributions exceed its net
investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby
reducing each shareholder's cost basis in the fund.     The fund will
send each shareholder a notice in January describing the tax status of dividend and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of July 31,    1998    , the fund had a capital loss carryforward
aggregating approximately $   6,552,000    . This loss carryforward,
of which $6,552,000        will expire on July 31,    2004    , is
available to offset future capital gains.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of the fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid and thereby allow shareholders to take a credit or deduction on their individual tax returns.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year basis,    and     intends to comply
with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Puritan Trust for tax purposes.
If    a     fund purchases shares in certain foreign investment
entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on
a     fund with respect to deferred taxes arising from such
distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
(1998) , Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President    of Fidelity Personal Investments and Brokerage
Group (1997    ). Previously, Mr. Burkhead served as President of
Fidelity Management & Research Company.
RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of U.S.A Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   66    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor. Mr. Gates is a    Director     of
LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International
Policy    and of the Endowment Association of the College of William
and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   70    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of National Arts Stabilization    Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998) , a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH    (55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products) from 1987-1996    and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A.
Hanna Company (chemicals, 1993)    and Imation Corp. (imaging and
information storage, 1997    ).
*ROBERT C. POZEN (   51    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
RICHARD A. SPILLANE, JR. (   47    ), is Vice President of certain
Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity
International, Limited.    Prior to that position    , Mr. Spillane
served as Director of Research.
   RICHARD R. MACE (37), is Vice President of Fidelity Global Balanced Fund (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Mace has managed a variety of Fidelity funds.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (   51    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended July 31,    1998,     or
calendar year ended December 31,    1997    , as applicable.
COMPENSATION TABLE

Trustees                       Aggregate                Total
and                            Compensation             Compensation
Members of the Advisory Board  from                     from the
                                  Global     BalancedB  Fund Complex*,A

J. Gary Burkhead**             $ 0                      $ 0

Ralph F. Cox                   $    27                  $ 214,500

Phyllis Burke Davis            $    27                  $ 210,000

Robert M. Gates                $    27                  $ 176,000

Edward C. Johnson 3d**         $ 0                      $ 0

E. Bradley Jones               $    27                  $ 211,500

Donald J. Kirk                 $    27                  $ 211,500

Peter S. Lynch**               $ 0                      $ 0

William O. McCoy               $    27                  $ 214,500

Gerald C. McDonough            $    33                  $ 264,500

Marvin L. Mann                 $    26                  $ 214,500

Robert C. Pozen**              $ 0                      $ 0

Thomas R. Williams             $    27                  $ 214,500

* Information is for the calendar year ended December 31,    1997
for    230     funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
   B Compensation figures include cash.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan    are subject to vesting     and are treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of July 31,    1998    , the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than
   1    % of the fund's total outstanding shares.
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services. MANAGEMENT SERVICES. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE       EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850          125          .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   648     billion of group net assets - the approximate
level for July    1998     was    .2875    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   648     billion.
The fund's individual fund fee rate is 0.45%. Based on the average
group net assets of the funds advised by FMR for July    1998    , the
fund's annual management fee rate would be calculated as follows:

                 Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Global Balanced  0.   2875    %  +    0.45%                     =    0.   7375    %


One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended July 31,    1998    , 1997, and 1996, the
fund paid FMR management fees of $   555,880    , $   572,461    , and
$   879,204    , respectively.
   During the reporting period,     FMR voluntarily modified the
breakpoints in the group fee rate schedule    on January 1, 1996 to
provide     for lower management fee rates as FMR's assets under
management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage
commissions, and extraordinary expenses   ), which is subject to
revision or termination    . FMR retains the ability to be repaid for
these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of Global Balanced, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, fees paid to the sub-advisers by FMR on behalf of the fund for the past three fiscal years are shown in the table below.
Fiscal Year Ended  FMR U.K.         FMR Far East
July 31

1998               $    24,553      $    23,256

1997               $    26,858      $    25,178

1996               $    35,629      $    37,393

DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support services. Currently, the Board of Trustees has authorized such payments for shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee
and a   n asset-based fee each paid monthly with respect to each
account in the fund.     For retail accounts and certain institutional
accounts, these fees are based on account size and fund type.    For
certain institutional retirement accounts, these fees are based on
fund type    .    For certain other institutional retirement accounts,
these fees are based on account type (i.e., omnibus or non-omnibus)
and, for non-omnibus accounts, fund type.     The account fees are
subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts in a    qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996    , managed by FMR or an affiliate    and each
    Fidelity Freedom Fund, a fund of funds managed by an FMR
affiliate, according to the percentage of t   he QSTP's or     Freedom
Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC,
an affiliate of FMR    . Under the terms of the agreement, FSC
calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0750%
   of the first $500 million of average net assets     and .0375% of
average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended July 31    1998    , 1997, and 1996, the
fund paid FSC pricing and bookkeeping fees, including reimbursement
for related out-of-pocket expenses, of $   62,162    , $   61,646    ,
and $   78,769    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
For the fiscal years ended July 31,    1998    , 1997, and 1996, the
fund paid no securities lending fees.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Global Balanced Fund is a fund of Fidelity Puritan Trust, an open-end management investment company originally organized as a Delaware corporation and currently organized as a Massachusetts business trust. The original Delaware corporation was organized on December 12, 1946 and commenced operations on January 17, 1947. On October 15, 1954, its domicile was changed to Massachusetts, and on October 1, 1984, it was reorganized as a Massachusetts business trust, at which time its name changed from Fidelity Puritan Fund, Inc. to Fidelity Puritan Fund. On January 1, 1987, the trust's name was changed from Fidelity Puritan Fund to Fidelity Puritan Trust. Currently, there are four funds of the trust:
Fidelity Global Balanced Fund, Fidelity Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund's custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. PricewaterhouseCoopers LLP, One Post Office Square, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended July 31,    1998    , and report of the auditor, are
included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
Fidelity and Fidelity Focus are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.


FIDELITY PURITAN TRUST
FIDELITY BALANCED FUND
CROSS REFERENCE SHEET
FORM N-1A
ITEM NUMBER PROSPECTUS SECTION

1......................................  Cover Page

2a....................................   Expenses

  b, c................................   Contents; The Fund at a Glance; Who May Want to
                                         Invest

3a....................................   Financial Highlights

  b....................................  *

 c,d..................................   Performance

4a  i.................................   Charter

      ii...............................  The Fund at a Glance; Investment Principles and
                                         Risks

b.....................................   Investment Principles and Risks

  c....................................  Who May Want to Invest; Investment Principles and
                                         Risks

5a....................................   Charter

b(i)..................................   Cover Page, The Fund at a Glance, Charter, Doing
                                         Business with Fidelity

  (ii).................................  Charter

  (iii)................................  Expenses; Breakdown of Expenses

  c....................................  Charter

  d....................................  Charter; Breakdown of Expenses

  e....................................  Cover Page; Charter

  f....................................  Expenses

g(i)..................................   Charter

(ii)...................................  *

5A..................................     Performance

6a i.................................    Charter

     ii................................  How to Buy Shares; How to Sell Shares; Transaction
                                         Details; Exchange Restrictions

     iii...............................  Charter

  b....................................  *

  c....................................  Transaction Details; Exchange Restrictions

  d....................................  *

  e....................................  Doing Business with Fidelity; How to Buy Shares;
                                         How to Sell Shares; Investor Services

f,g...................................   Dividends, Capital Gains, and Taxes

h...................................     *

7a....................................   Cover Page; Charter

  b....................................  Expenses; How to Buy Shares; Transaction Details

  c....................................  *

  d....................................  How to Buy Shares

  e....................................  *

  f ...................................  Breakdown of Expenses

8......................................  How to Sell Shares; Investor Services; Transaction
                                         Details; Exchange Restrictions

9......................................  *


*  Not Applicable
FIDELITY BALANCED FUND
CROSS REFERENCE SHEET
(continued)
FORM N-1A
ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION

10,   11..........................       Cover Page

12....................................   Description of the Trust

13a - c............................      Investment Policies and Limitations

    d..................................  Portfolio Transactions

14a - c............................      Trustees and Officers

15a, b..............................     *

    c..................................  Trustees and Officers

16a i................................    FMR, Portfolio Transactions

       ii..............................  Trustees and Officers

       iii.............................  Management Contract

     b.................................  Management Contract

     c, d.............................   Contracts With FMR Affiliates

     e - g...........................    *

     h.................................  Description of the Trust

     i.................................  Contracts With FMR Affiliates

17a - c............................      Portfolio Transactions

     d,e..............................   *

18a..................................    Description of the Trust

     b.................................  *

19a..................................    Additional Purchase, Exchange and Redemption
                                         Information

    b..................................  Additional Purchase, Exchange and Redemption
                                         Information; Valuation

    c..................................  *

20....................................   Distributions and Taxes

21a, b..............................     Contracts With FMR Affiliates

     c.................................  *

22....................................   Performance

23....................................   Financial Statements


* Not Applicable

FIDELITY
BALANCED
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated September 29, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity(registered trademark) at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED OR
DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE COMMISSION
PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.
BAL-pro-0998
1.536305.101
(fund number 304, trading symbol FBALX)
Balanced seeks high income with preservation of capital by investing in a broadly diversified portfolio of securities. The fund also considers the potential for growth of capital.
PROSPECTUS
SEPTEMBER 29, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET,
BOSTON, MA 02109
CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    4   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   FINANCIAL HIGHLIGHTS A summary of
                        the fund's financial data.

                    8   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  12  CHARTER How the fund is organized.

                    12  INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    13  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and what
                        they include.

YOUR ACCOUNT        14  DOING BUSINESS WITH FIDELITY

                    14  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-advantaged retirement plans.

                    16  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    18  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    20  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     21  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    22  TRANSACTION DETAILS Share price
                        calculations and the timing of
                        purchases and redemptions.

                    22  EXCHANGE RESTRICTIONS

KEY FACTS


THE FUND AT A GLANCE
GOAL: High income with preservation of capital. The fund also considers the potential for growth of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in a broadly diversified portfolio of high-yielding equity and debt securities.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments(registered trademark), which was established in 1946 and is now America's largest mutual fund
manager. Foreign affiliates of FMR may help    choose investments for
the fund. Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund.
       SIZE:    As of July 31, 1998, the fund had over $4.9 billion in
assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds generally move in the opposite direction from interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
THE SPECTRUM OF
FIDELITY FUNDS
Broad categories of Fidelity
funds are presented here in
order of ascending risk.
Generally, investors seeking to
maximize return must assume
greater risk. Balanced is in the
GROWTH AND INCOME category.
(solid bullet) MONEY MARKET Seeks
income and stability by
investing in high-quality,
short-term investments.
(solid bullet) INCOME Seeks income by
investing in bonds.
(right arrow) GROWTH AND INCOME Seeks
long-term growth and income
by investing in stocks and
bonds.
(solid bullet) GROWTH Seeks long-term
growth by investing mainly in
stocks.
(checkmark)

EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
   Sales charge on purchases         None
   and reinvested distributions

Deferred sales charge on redemptions  None

Annual account maintenance fee        $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses" page ). The following figures are based on historical expenses, adjusted to reflect current fees, of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating
expenses presented in the table would have been    0.67    %.
Management fee                     0.44    %

12b-1 fee                       None

Other expenses                     0.26    %

Total fund operating expenses      0.70    %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
1 year    $ 7

3 years   $ 22

5 years   $ 39

10 years  $ 87

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. UNDERSTANDING
EXPENSES
OPERATING A MUTUAL FUND
INVOLVES A VARIETY OF EXPENSES
FOR PORTFOLIO MANAGEMENT,
SHAREHOLDER STATEMENTS, TAX
REPORTING, AND OTHER SERVICES.
THESE EXPENSES ARE PAID FROM
THE FUND'S ASSETS, AND THEIR
EFFECT IS ALREADY FACTORED INTO
ANY QUOTED SHARE PRICE OR
RETURN. ALSO, AS AN INVESTOR, YOU
MAY PAY CERTAIN EXPENSES
DIRECTLY.
(CHECKMARK)
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers     LLP, independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
Years ended July 31         1998     1997     1996     1995     1994     1993     1992     1991    1990     1989

Net asset value,            $16.49   $12.90   $13.20   $12.76   $13.84   $12.79   $12.15   $11.11  $11.87   $10.55
beginning of period

Income from Investment
Operations

Net investment income         .48B     .51B     .57      .62      .25      .62     .62      .65      .71     .97C

Net realized and              1.67     3.73     (.27)    .27      (.17)    1.45    1.07     1.07     (.25)   1.03
unrealized gain (loss)

Total from investment         2.15     4.24     .30      .89      .08      2.07    1.69     1.72     .46     2.00
operations

Less Distributions

From net investment           (.52)    (.65)    (.60)    (.45)    (.25)    (.66)   (.60)    (.68)    (1.00)  (.68)
income

From net realized gain        (1.46)   --       --       --       (.50)    (.36)   (.45)    --       (.22)   --

In excess of net               --      --       --       --       (.41)    --      --       --       --      --
realized gain

Total distributions           (1.98)   (.65)    (.60)    (.45)    (1.16)   (1.02)  (1.05)  (.68)     (1.22)  (.68)

Net asset value,             $16.66   $16.49  $12.90    $13.20    $12.76   $13.84  $12.79  $12.15  $11.11   $11.87
end of period

Total returnA                  14.54%  33.82%  2.25%     7.19%     .37%     17.18%  14.73%  16.24%  3.98%    19.81%

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end
of period                    $4,963   $4,173  $4,022    $5,070    $5,390   $3,599  $1,366  $458     $268    $146
(In millions)

Ratio of expenses to
average net                    .70%     .75%    .82%     .91%      1.02%    .93%    .96%    .98%     .97%    1.13%
assets

Ratio of expenses to
average net                    .67%D    .74%D   .79%D    .90%D     1.01%D   .93%    .96%    .98%     .97%    1.13%
assets after expense
reductions

Ratio of net investment
income to                      2.97%    3.58%   4.12%    5.33%     4.09%    5.07%   5.68%   5.93%    6.74%   8.90%
average net assets

Portfolio turnover rate        135%     70%     247%     269%      157%     162%    242%    238%     223%    168%

Average commission rateE       $ .0428  $ .0415


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME INCLUDES RECURRING DIVIDENDS AND INTEREST WHICH AMOUNTED TO $.86 PER SHARE AND A SPECIAL DIVIDEND WHICH AMOUNTED TO $.23 PER SHARE.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from August 1 through July 31. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. The chart on page presents calendar year performance. AVERAGE ANNUAL TOTAL RETURNS
Fiscal periods ended  Past 1  Past 5  Past 10
July 31, 1998         year    years   years

Balanced   14.54%   11.01%   12.62%

S&P 500   19.29%   22.91%   18.48%

Lipper Balanced Funds Average   9.75%   13.54%   12.71%

CUMULATIVE TOTAL RETURNS
Fiscal periods ended  Past 1  Past 5  Past 10
July 31, 1998         year    years   years

Balanced   14.54%   68.60%   228.20%

S&P 500   19.29%   180.53%   445.15%

Lipper Balanced Funds Average   9.75%   89.19%   232.69%

EXAMPLE: Let's say, hypothetically, that you had $10,000 invested in
the fund on August 1, 1988. From th   at date through     July 31,
1998, the    fund's total return was 228.20%. Your $10,000 would have
grown to $32,820 (the initial investment plus 228.20% of $10,000). $10,000 OVER TEN YEARS




UNDERSTANDING
PERFORMANCE
BECAUSE THIS FUND INVESTS IN
STOCKS, ITS PERFORMANCE IS
RELATED TO THAT OF THE OVERALL
STOCK MARKET. HISTORICALLY, STOCK
MARKET PERFORMANCE HAS BEEN
CHARACTERIZED BY VOLATILITY IN
THE SHORT RUN AND GROWTH IN THE
LONG RUN. YOU CAN SEE THESE
TWO CHARACTERISTICS REFLECTED IN
THE FUND'S PERFORMANCE; THE
YEAR-BY-YEAR TOTAL RETURNS ON
PAGE 9 SHOW THAT SHORT-TERM
RETURNS CAN VARY WIDELY, WHILE
THE RETURNS IN THE MOUNTAIN
CHART SHOW LONG-TERM GROWTH.
(CHECKMARK)
 FISCAL YEARS 1988 1993 1998
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 9952.610000000001
ROW: 3, COL: 1, VALUE: 10190.52
ROW: 4, COL: 1, VALUE: 10344.34
ROW: 5, COL: 1, VALUE: 10248.2
ROW: 6, COL: 1, VALUE: 10365.89
ROW: 7, COL: 1, VALUE: 10719.61
ROW: 8, COL: 1, VALUE: 10641.01
ROW: 9, COL: 1, VALUE: 10759.05
ROW: 10, COL: 1, VALUE: 11107.72
ROW: 11, COL: 1, VALUE: 11356.78
ROW: 12, COL: 1, VALUE: 11526.39
ROW: 13, COL: 1, VALUE: 11980.59
ROW: 14, COL: 1, VALUE: 12051.24
ROW: 15, COL: 1, VALUE: 12060.69
ROW: 16, COL: 1, VALUE: 12101.58
ROW: 17, COL: 1, VALUE: 12285.55
ROW: 18, COL: 1, VALUE: 12408.9
ROW: 19, COL: 1, VALUE: 11950.52
ROW: 20, COL: 1, VALUE: 12037.83
ROW: 21, COL: 1, VALUE: 12136.05
ROW: 22, COL: 1, VALUE: 11970.11
ROW: 23, COL: 1, VALUE: 12368.38
ROW: 24, COL: 1, VALUE: 12423.39
ROW: 25, COL: 1, VALUE: 12457.03
ROW: 26, COL: 1, VALUE: 11930.04
ROW: 27, COL: 1, VALUE: 11735.14
ROW: 28, COL: 1, VALUE: 11678.29
ROW: 29, COL: 1, VALUE: 12087.65
ROW: 30, COL: 1, VALUE: 12351.18
ROW: 31, COL: 1, VALUE: 12862.42
ROW: 32, COL: 1, VALUE: 13443.38
ROW: 33, COL: 1, VALUE: 13700.51
ROW: 34, COL: 1, VALUE: 13924.14
ROW: 35, COL: 1, VALUE: 14371.41
ROW: 36, COL: 1, VALUE: 14110.11
ROW: 37, COL: 1, VALUE: 14479.55
ROW: 38, COL: 1, VALUE: 14813.23
ROW: 39, COL: 1, VALUE: 14939.31
ROW: 40, COL: 1, VALUE: 15273.49
ROW: 41, COL: 1, VALUE: 15001.19
ROW: 42, COL: 1, VALUE: 15659.01
ROW: 43, COL: 1, VALUE: 15659.01
ROW: 44, COL: 1, VALUE: 15887.24
ROW: 45, COL: 1, VALUE: 15785.96
ROW: 46, COL: 1, VALUE: 15978.47
ROW: 47, COL: 1, VALUE: 16273.65
ROW: 48, COL: 1, VALUE: 16222.63
ROW: 49, COL: 1, VALUE: 16612.28
ROW: 50, COL: 1, VALUE: 16703.2
ROW: 51, COL: 1, VALUE: 16818.76
ROW: 52, COL: 1, VALUE: 16738.16
ROW: 53, COL: 1, VALUE: 16778.46
ROW: 54, COL: 1, VALUE: 16903.2
ROW: 55, COL: 1, VALUE: 17274.55
ROW: 56, COL: 1, VALUE: 17742.17
ROW: 57, COL: 1, VALUE: 18307.97
ROW: 58, COL: 1, VALUE: 18892.27
ROW: 59, COL: 1, VALUE: 19198.33
ROW: 60, COL: 1, VALUE: 19213.47
ROW: 61, COL: 1, VALUE: 19466.65
ROW: 62, COL: 1, VALUE: 20099.6
ROW: 63, COL: 1, VALUE: 19906.04
ROW: 64, COL: 1, VALUE: 20068.12
ROW: 65, COL: 1, VALUE: 19714.5
ROW: 66, COL: 1, VALUE: 20161.69
ROW: 67, COL: 1, VALUE: 20703.76
ROW: 68, COL: 1, VALUE: 20342.38
ROW: 69, COL: 1, VALUE: 19507.46
ROW: 70, COL: 1, VALUE: 19340.21
ROW: 71, COL: 1, VALUE: 19370.62
ROW: 72, COL: 1, VALUE: 19170.8
ROW: 73, COL: 1, VALUE: 19538.3
ROW: 74, COL: 1, VALUE: 19722.04
ROW: 75, COL: 1, VALUE: 19583.37
ROW: 76, COL: 1, VALUE: 19352.07
ROW: 77, COL: 1, VALUE: 19074.51
ROW: 78, COL: 1, VALUE: 19090.27
ROW: 79, COL: 1, VALUE: 19090.27
ROW: 80, COL: 1, VALUE: 19509.67
ROW: 81, COL: 1, VALUE: 19837.8
ROW: 82, COL: 1, VALUE: 20041.66
ROW: 83, COL: 1, VALUE: 20418.03
ROW: 84, COL: 1, VALUE: 20640.88
ROW: 85, COL: 1, VALUE: 20942.33
ROW: 86, COL: 1, VALUE: 20989.92
ROW: 87, COL: 1, VALUE: 21179.41
ROW: 88, COL: 1, VALUE: 20986.87
ROW: 89, COL: 1, VALUE: 21580.53
ROW: 90, COL: 1, VALUE: 21935.32
ROW: 91, COL: 1, VALUE: 22130.01
ROW: 92, COL: 1, VALUE: 21724.4
ROW: 93, COL: 1, VALUE: 21549.32
ROW: 94, COL: 1, VALUE: 21614.96
ROW: 95, COL: 1, VALUE: 21762.67
ROW: 96, COL: 1, VALUE: 21927.92
ROW: 97, COL: 1, VALUE: 21413.34
ROW: 98, COL: 1, VALUE: 21662.33
ROW: 99, COL: 1, VALUE: 22366.62
ROW: 100, COL: 1, VALUE: 23088.67
ROW: 101, COL: 1, VALUE: 24213.72
ROW: 102, COL: 1, VALUE: 23983.72
ROW: 103, COL: 1, VALUE: 24665.07
ROW: 104, COL: 1, VALUE: 24920.58
ROW: 105, COL: 1, VALUE: 24279.74
ROW: 106, COL: 1, VALUE: 24882.0
ROW: 107, COL: 1, VALUE: 26120.94
ROW: 108, COL: 1, VALUE: 27021.32
ROW: 109, COL: 1, VALUE: 28654.76
ROW: 110, COL: 1, VALUE: 27803.29
ROW: 111, COL: 1, VALUE: 29133.34
ROW: 112, COL: 1, VALUE: 28544.42
ROW: 113, COL: 1, VALUE: 29059.73
ROW: 114, COL: 1, VALUE: 29607.23
ROW: 115, COL: 1, VALUE: 29936.85
ROW: 116, COL: 1, VALUE: 31138.98
ROW: 117, COL: 1, VALUE: 32271.51
ROW: 118, COL: 1, VALUE: 32486.65
ROW: 119, COL: 1, VALUE: 32408.42
ROW: 120, COL: 1, VALUE: 33017.28
$
$32,820
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YEAR-BY-YEAR TOTAL RETURNS
Calendar years 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997
BALANCED  15.78% 19.71% -0.47% 26.78% 7.95% 19.28% -5.31% 14.90% 9.34%
23.45%
S&P 500 16.61% 31.69% -3.01% 30.47% 7.62% 10.08% 1.32% 37.58% 22.96%
33.36%
Lipper Balanced Funds Average 12.14% 19.80% -0.42% 24.46% 6.95% 10.73%
-2.50% 25.16% 13.76% 19.00%
Consumer Price Index 4.42% 4.65% 6.11% 3.06% 2.90% 2.75% 2.67% 2.54%
3.32% 1.70%
Percentage (%)
Row: 1, Col: 1, Value: 15.78
Row: 2, Col: 1, Value: 19.71
Row: 3, Col: 1, Value: -0.47
Row: 4, Col: 1, Value: 26.78
Row: 5, Col: 1, Value: 7.95
Row: 6, Col: 1, Value: 19.28
Row: 7, Col: 1, Value: -5.31
Row: 8, Col: 1, Value: 14.9
Row: 9, Col: 1, Value: 9.34
Row: 10, Col: 1, Value: 23.45
(LARGE SOLID BOX) Balanced
YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike the fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Balanced Funds Average. As
of    July 31, 1998 the average reflected the perform    ance of 379
mutual funds with similar investment objectives. This average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
BALANCED IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The fund is a diversified fund of Fidelity Puritan Trust, an open-end management investment company organized as a Massachusetts business trust on October 1, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
   Affiliates assist FMR with foreign investments:
(small solid bullet)    Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for the fund.
(small solid bullet)    Fidelity Manage    ment & Research Far    East
Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
Begi   nning Janua    ry 1, 1999, FIMM, lo   cated in Merrimack, New
Hampshire, will select certain types of investments for the fund    .
   Stephen D    uFour is Vice President and manager of Balanced, which
he has managed since July 1997. Previously, he managed other Fidelity funds. Mr. DuFour joined Fidelity as an analyst in 1992, after earning his MBA from the University of Chicago.
Kevin Grant is Vice President of Balanced and manager of its fixed-income investments, which he has managed since February 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was Vice President and Chief Mortgage Strategist at Morgan Stanley for three years.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far East, and FIMM. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
THE FUND seeks as much income as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, such as common stocks, preferred stocks, and bonds. The fund also considers the potential for growth of capital.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The value of the fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends. As a mutual fund, the fund seeks to spread investment risk by diversifying its holdings among many companies and industries. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not invest in more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
RESTRICTIONS: Purchase of a debt security is consistent with a fund's
debt quality policy if it is rated at or above the    stated level by
Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit
Rating Co., or Fitch IBCA, Inc.,     or is unrated but judged to be of
equivalent quality by FMR. The fund currently intends to limit its investments in debt securities to those of Baa-quality or above. EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS: The fund may not invest more than 10% of its assets in illiquid securities.
OTHER INSTRUMENTS may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change. DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. Economic, business, or political changes can affect all securities of a similar type.
RESTRICTIONS: With respect to 75%of its total assets, the fund may not invest more than 5% in the securities of any one issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
BORROWING. The fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend money to other funds advised by FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
THE FUND seeks as much income as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, including common stocks, preferred stocks, and bonds. While emphasis on income is an important objective, this does not preclude growth in capital.
With respect to 75% of total assets, the fund    may not invest more
than 5% in     the securities of any one issuer and may not invest in
more than 10% of the outstanding voting securities of a single issuer. This limitation does not apply to U.S. Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee
is calculated by adding a group fee rate to    an individual fund fee
rate, dividing by tw    elve, and multiplying the result by the
   fund's average net assets throughout the mon    th.
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
   For July, 1998,     the group fee rate was    0.2875%    . The
individual fund fee rate is 0.15%.
The total management fee rate for the fiscal year ended July 31, 1998
was 0.   44    % of the fund's average net assets.
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
   Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee (before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
   For the fiscal year ended July 1998, the     fund paid transfer
agency and pricing and bookkeeping fees equal to 0   .25    % of its
average net assets. This amount is before expense reductions, if any. UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
Currently, the Board of Trustees    has authorized such payments.
The fund's portfolio turnover rate for    the fiscal year ended July
1998 was 135    %. This rate varies from year to year. High turnover
rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity
has over    75 walk-in Investor Centers across the     country.
   If you would prefer to access information on-line, you can visit Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds
in the world.
(solid bullet) Number of Fidelity mutual
funds: over    225
(solid bullet) Assets in Fidelity mutual
funds: over $   611     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    250
(checkmark)
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits    number, visit Fidelity's Web site at www.fidelity.com, or
contact Fideli    ty directly, as appropriate.
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS) allow individuals under age 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax (tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of the fund is the fund's net asset value per share (NAV). The fund's shares are sold without a sales charge. Your shares will be purchased at the next NAV calculated after your
invest   ment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions" on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in
person or by wire as described on page . If there is n   o application
accompanying this prospectus, call 1-800-544-8888 or visit Fidelity's Web site at www.fidelity.com for an application.
       IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND,    you
can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888 or    visit Fidelity's Web site at www.fideli    ty.com
for more information and a retire   ment     application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accountsA  $500
TO ADD TO AN ACCOUNT  $250
Through regular investment plansB $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accountsA $500
A THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO "INVESTOR SERVICES," PAGE .
There is no minimum account balance or initial or subsequent
investment    minimum for investments through Fidelity Portfolio
Advisory ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such
retirement accounts.     Refer to the program materials for
de   tails. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.



                         TO OPEN AN ACCOUNT                                      TO ADD TO AN ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)
    (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY     (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND ACCOUNT
                         FUND ACCOUNT WITH THE SAME                              WITH THE SAME REGISTRATION, INCLUDING NAME,
                         REGISTRATION, INCLUDING NAME,                           ADDRESS, AND TAXPAYER ID NUMBER.
                         ADDRESS, AND TAXPAYER ID           (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                         NUMBER.                                                 YOUR BANK ACCOUNT. CALL BEFORE YOUR FIRST
                                                                                 USE TO VERIFY THAT THIS SERVICE IS IN PLACE
                                                                                 ON YOUR ACCOUNT. MAXIMUM MONEY LINE: UP TO
                                                                                 $100,000.

   THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)
    (SMALL SOLID BULLET) COMPLETE AND SIGN THE              (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND ACCOUNT
                         APPLICATION. MAKE YOUR CHECK                            WITH THE SAME REGISTRATION, INCLUDING NAME,
                         PAYABLE TO THE COMPLETE NAME OF                         ADDRESS, AND TAXPAYER ID NUMBER.
                         THE FUND. MAIL TO THE ADDRESS      (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                         INDICATED ON THE APPLICATION                            YOUR BANK ACCOUNT. VISIT FIDELITY'S WEB
                                                                                 SITE BEFORE YOUR FIRST USE TO VERIFY THAT
                                                                                 THIS SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                                 MAXIMUM MONEY LINE: UP TO $100,000.

MAIL
(MAIL_GRAPHIC)
    (SMALL SOLID BULLET) COMPLETE AND SIGN THE              (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                         APPLICATION. MAKE YOUR CHECK                            NAME OF THE FUND. INDICATE YOUR FUND
                                                                                 ACCOUNT
                         PAYABLE TO THE COMPLETE NAME                            NUMBER ON YOUR CHECK AND MAIL TO THE
                                                                                 ADDRESS
                         OF THE FUND. MAIL TO THE ADDRESS                        PRINTED ON YOUR ACCOUNT STATEMENT.
                         INDICATED ON THE APPLICATION.      (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666 FOR
                                                                                 INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)
    (SMALL SOLID BULLET) BRING YOUR APPLICATION AND CHECK   (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                         TO A FIDELITY INVESTOR CENTER. CALL                     CENTER. CALL 1-800-544-9797 FOR THE CENTER
                         1-800-544-9797 FOR THE CENTER                           NEAREST YOU.
                         NEAREST YOU.

WIRE
(WIRE_GRAPHIC)
    (SMALL SOLID BULLET) CALL 1-800-544-7777 TO SET UP      (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                         YOUR ACCOUNT AND TO ARRANGE A      (SMALL SOLID BULLET) WIRE TO:
                         WIRE TRANSACTION. NOT AVAILABLE                         BANKERS TRUST COMPANY,
                         FOR RETIREMENT ACCOUNTS.                                BANK ROUTING #021001033,
    (SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:                                ACCOUNT #00163053.
                         BANKERS TRUST COMPANY,                                  SPECIFY THE COMPLETE NAME OF THE FUND AND
                         BANK ROUTING #021001033,                                INCLUDE YOUR ACCOUNT NUMBER AND YOUR
                         ACCOUNT #00163053.                                      NAME.
                         SPECIFY THE COMPLETE NAME OF
                         THE FUND AND INCLUDE YOUR NEW
                         ACCOUNT NUMBER AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)
    (SMALL SOLID BULLET) NOT AVAILABLE.                     (SMALL SOLID BULLET) USE FIDELITY AUTOMATIC ACCOUNT BUILDER.
                                                                                 SIGN UP FOR THIS SERVICE    WHEN OPENING
                                                                                 YOUR ACCOUNT, VISIT FIDELITY'S WEB SITE AT
                                                                                 WWW.FIDELITY.COM TO OBTAIN THE FORM TO
                                                                                 ADD THE SERVICE, OR CALL 1-800-544-6666
                                                                                 TO ADD THE SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118



HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
   THE PRICE TO SELL ONE SHARE of the fund is the fund's NAV.
Your shares will be sold at the next NAV    calculated after your
order is received in proper form. The fund's NAV is normally
calculated each business day at     4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone, in writing, or    through Fidelity's Web
site. Call     1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602




                           ACCOUNT TYPE                SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                           RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                            MINIMUM: $10; MAXIMUM: UP TO $100,000.
                           ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                            BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                            NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)            INDIVIDUAL, JOINT TENANT,    (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                          SOLE PROPRIETORSHIP,                              PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                          UGMA, UTMA                                        EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                          RETIREMENT ACCOUNT           (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                            RETIREMENT DISTRIBUTION FORM. CALL
                                                                            1-800-544-6666 TO REQUEST ONE.
                          TRUST                        (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                            CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS
                                                                            NOT IN THE ACCOUNT REGISTRATION, PROVIDE A
                                                                            COPY OF THE TRUST DOCUMENT CERTIFIED WITHIN
                                                                            THE LAST 60 DAYS.
                          BUSINESS OR ORGANIZATION     (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                            RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                            LETTER.
                                                       (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                            SEAL OR A SIGNATURE GUARANTEE.
                          EXECUTOR, ADMINISTRATOR,     (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                          CONSERVATOR, GUARDIAN


WIRE
(WIRE_GRAPHIC)            ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                          RETIREMENT                                       USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                           1-800-544-6666. MINIMUM WIRE: $5,000.
                                                      (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                           IN PROPER FORM BY FIDELITY BEFORE 4:00 P.M.
                                                                           EASTERN TIME FOR MONEY TO BE WIRED ON THE
                                                                           NEXT BUSINESS DAY.



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(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
   24-HOUR SERVICE
   ACCOUNT ASSISTANCE
   1-800-544-6666
   ACCOUNT TRANSACTIONS
   1-800-544-7777
   PRODUCT INFORMATION
   1-800-544-8888
   RETIREMENT ACCOUNT ASSISTANCE
   1-800-544-4774
   TOUCHTONE XPRESS(REGISTERED TRADEMARK)
   1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
    AUTOMATED SERVICE
   (CHECKMARK)
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more infor    mation.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone, in    writing,     or through
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call    1-800-544-6666 o    r visit Fidelity's
Web    site at www.fidelity.com for more information.
REGULAR INVESTMENT PLANS

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
   FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
    TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND
MINIMUM  FREQUENCY              SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY   (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                                     APPLICATION.
                                (SMALL SOLID BULLET)    FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 OR VISIT FIDELITY'S WEB
                                                     SITE AT WWW.FIDELITY.COM FOR AN APPLICATION.
                                (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                                     1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                                     SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY             SETTING UP OR CHANGING
$100      EVERY PAY PERIOD      (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                                                     1-800-544-6666 OR VISIT FIDELITY'S WEB SITE AT    WWW.FIDELITY.COM
                                                       FOR AN AUTHORIZATION FORM.
                                (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM   FREQUENCY               SETTING UP OR CHANGING
$100      MONTHLY, BIMONTHLY,     (SMALL SOLID BULLET) TO ESTABLISH, CALL 1-800-544-6666 AFTER BOTH ACCOUNTS ARE
          QUARTERLY, OR ANNUALLY                       OPENED.
                                  (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                                       1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net investment income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September, and December. Capital gains are normally distributed in September and December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
   If you select distribution option 2 or 3 and the U.S. Postal Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your distribution option, call Fidelity at 1-800-544-6666.
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not    a tax-advantaged
retirem    ent account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the fund's distributions.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time.
THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
THE FUND RESERVES THE RIGHT to suspend the offering of shares for a
period    of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased
at the next NAV calculated after your    investment is received in
proper form    . Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your order is    received in proper
form. Note the     following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
   (small solid bullet) You will not receive interest on amounts represented by uncashed redemption checks.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to 1.00%    and trading fees of up to 3.00%
of the amount exchanged. Check each fund's     prospectus for details.
   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends, are registered trademarks of FMR Corp.
   Portfolio Advisory Services is a service mark of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.


This prospectus is printed on recycled paper using soy-based inks. FIDELITY BALANCED FUND
A FUND OF FIDELITY PURITAN TRUST
STATEMENT OF ADDITIONAL INFORMATION
   SEPTEMBER 29, 1998
This Statement of Additional Information (SAI) is not a prospectus but
should be read in conjunction    with the fund's current Prospectus
dated September 29, 1998. Pl    ease retain this document for future
reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity(registered trademark) at 1-800-544-8888.
TABLE OF CONTENTS                                                PAGE



Investment Policies and Limitations                              26

Portfolio Transactions                                           30

Valuation                                                        31

Performance                                                      32

   Additional Purchase, Exchange and Redemption Information      34

Distributions and Taxes                                          34

FMR                                                              35

Trustees and Officers                                            35

Management Contract                                              37

Distribution and Service Plan                                    39

Contracts with FMR Affiliates                                    39

Description of the Trust                                         40

Financial Statements                                             40

Appendix                                                         40

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
BAL-ptb-0998
   1.46    0209.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter in the disposition of restricted securities;
(5) purchase any security if, as a result, more than 25% of its total assets would be invested in the securities of companies having their principal business activities in the same industry, (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities);
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse
repurchase agreements with any party (reverse repurchase    agreements
are treated as borrowings for purposes of fundamental investment
limitatio    n (3)). The fund will not borrow from other funds advised
by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions" on page .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       CLOSED-END INVESTMENT COMPANIES    are investment companies
that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention. There is no    assurance
that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some
foreign issuers may be less liquid and more volatile    than
securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and
complete the contemplated    currency ex    change.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters
could    have a significant effect on the value of the fund's
investment in the company. The activities in which a fund may engage,
either individually or in     conjunction with others, may include,
among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different
issuers, maturities, or other characteristics from the secu   rities
in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS.    In purchasing a futures contract, the buyer
agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the
buyer and seller enter into the contract. Some currently     available
futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase
and write currency options to increase or decrease    its exposure to
different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected
to correlate with exchange rates,     but may not reflect other
factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS.    By purchasing a put option, the
purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of
underlying instruments, including specific securities, in   dices of
securities prices, and futures contracts. The purchaser may terminate
its position in a put option by allowing it to expire or     by
exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer of a put or call option
takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When
writing an option on a     futures contract, a fund will be
   required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases. ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced
at fair value as determined in good faith by a committee    appointed
by the Board of Trustees.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
   Gold-indexed securities typically provide for a maturity value that
depends on the price of gold, resulting in a security whose     price
tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
MORTGAGE-BACKED SECURITIES    are issued by government and
non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).
Mortgage-backed securities are based on dif   ferent types of
mortgages, including those on commercial real estate or residential properties. Stripped mortgage-backed securities are created when the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security
(PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment trusts
own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the fund will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.
 SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund may be able to eliminate its exposure under a swap agreem   ent
either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
   A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap
agreements.     If a fund enters into a swap agreement on a net basis,
it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
WARRANTS.    Warrants are instruments which entitle the holder to buy
an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if
it is not ex    ercised prior to its expiration date. These factors
can make warrants more speculative than other types of investments.

PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and, if applicable, arrangements for payment of fund expenses.
If FMR grants investment management authority to a sub-adviser (see
the section entitled "Management Contract"   )    , that sub-adviser
is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effect securities transactions and perform functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws, the fund may pay a broker-dealer commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods e   nded July 31, 1998 and 1997, the fund's
portfolio turnover rates were 135% and 70%    , respectively. Because
a high turnover rate increases transaction costs and may increase taxable gains, carefully weighs the anticipated benefits of short-term investing against these consequences. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.
For the fiscal years ended July 1998, 1997, and 1996, the fund paid
brokerage commissions of $   5,037,000    , $   3,141,000    , and
$   12,793,000    , respectively. Significant changes in brokerage
commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended July 1998, 1997, and 1996, the fund paid
brokerage commissions of $   878,00    , $   438,000    , and
$   2,570,000    , respectively, to NFSC. NFSC is paid on a commission
basis. During the fiscal year ended July 1998, this amounted to
approximately    17.43    % of the aggregate brokerage commissions
paid by the fund for transactions involving approximately
   25.98 % of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC. During the fiscal years ended July 1998, 1997 and 1996, the fund paid
brokerage commissions of $   2,000    , $   79,000    , and
$   16,000    , respectively, to FBS. FBS is paid on a commission
basis. During the fiscal year ended July 1998, this amounted to
approximately    0.04    % of the aggregate brokerage commissions paid
by the fund for transactions involving approximately    0.08    % of
the aggregate dollar amount of transactions for which the fund paid brokerage commissions.
During the fiscal year ended July 1998, the fund paid
$   4,896,000     in brokerage commissions to firms that provided
research services involving approximately $   5,214,024,000     of
transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the same as those of other funds managed by FMR or its affiliates, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
Fidelity Service Company, Inc. (FSC) normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, if available, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's net asset value per share (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
July 31, 1998, the 13-week and 39-week long-term moving averag   es
wer    e $16.69 and $15.   91    , respectively, for Fidelity Balanced
Fund.
CALCULATING HISTORICAL FUND RESULTS. The following table show   s
performance for the fund calculated including certain fund expenses.
       HISTORICAL FUND RESULTS.    The following table shows the
fund's total return for the period ended July 31, 1998.



                                    Average Annual Total Returns       Cumulative Total Returns
                                      One      Five     Ten             One      Five     Ten
                                      Year     Years    Years           Year     Years    Years



   Fidelity     Balanced    Fund       14.54%   11.01%   12.62%         14.54%   68.60%   228.20%


The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended July 31, 1998 a hypothetical $10,000
investment in Fidelity Balanced Fund would have grown    to
$32    ,820, assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.


                     FIDELITY BALANCED FUND                                      INDICES
Year Ended  Value of    Value of         Value of       Total     S&P 500          DJIA      Cost of
            Initial     Reinvested       Reinvested     Value                                Living
            $10,000     Dividend         Capital Gain
            Investment  Distributions    Distributions







1998        $ 15,791    $ 11,346         $ 5,683        $ 32,820  $ 54,515         $ 55,318     $ 13,772

1997        $ 15,630    $ 10,21   8      $ 2,807        $ 28,655  $ 45,70   2      $ 50,376  $ 13,544

1996        $ 12,227    $ 6,990          $ 2,196        $ 21,413  $ 30,040         $ 33,218  $ 13,249

1995        $ 12,512    $ 6,18   3       $ 2,247        $ 20,942  $ 25,770         $ 27,670  $ 12,869

1994        $ 12,095    $ 5,271          $ 2,172        $ 19,538  $ 20,435         $ 21,556  $ 12,523

1993        $ 13,118    $ 4,92   1       $ 1,428        $ 19,467  $ 19,433         $ 19,721  $ 12,186

1992        $ 12,123    $ 3,653          $ 836          $ 16,612  $ 17,870         $ 18,358  $ 11,857

1991        $ 11,517    $ 2,72   3       $ 240          $ 14,480  $ 15,842         $ 15,882  $ 11,494

1990        $ 10,531    $ 1,706          $ 220          $ 12,457  $ 14,049         $ 14,704  $ 11,004

1989        $ 11,251    $ 7   30         $ 0            $ 11,981  $ 13,192         $ 12,967  $ 10,498


Explanatory Notes: With an initial investment of $10,000 in the fund
on    August 1, 1988,     the net amount invested in fund shares was
$10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain
distributions for the period cov   ered (their cas    h value at the
time they were reinvested) amounted to $23,379. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would h   ave amounted     to $6,028 for dividends and $2,967 for
capital gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks. Balanced may compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of July 31, 1998, FMR advised over $   31     billion in municipal
fund assets, $   107     billion in money market fund assets,
$   460     billion in equity fund assets, $   71     billion in
international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal Reserve Wire System is closed, federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DIVIDENDS. A portion of the fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase (decrease) dividend distributions. If the fund's distributions exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of July 31, 1998, the fund hereby designates approximately
$   323,698,000     as a capital gain dividend for the purpose of the
dividend-paid deduction.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
The fund is treated as a separate entity from the other funds of Fidelity Puritan Trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act , control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (68), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (57), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (66), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (66), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and
valuations, 1993-1995). In addi   tion, he serves as Chairma    n of
the Board of Directors of National Arts Stabilization Inc., Chairman
of the Board of Trustees of the    Greenwich Hospital Association,
Director of the Yale-New Ha    ven Health Services Corp. (1998), a
Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (70), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (65), Trustee (1993)   , is Chairman of the     Board
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A.
Hanna Company (chemicals, 1993) and Im   ation Corp. (ima    ging and
information storage, 1997).
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). RICHARD A. SPILLANE, JR. (47), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane is Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   STEPHEN M. DUFOUR (32), is Vice President of Fidelity Balanced Fund
(1998) and sector leader of the natural resources equity research group (1996). Prior to his current responsibilities, Mr. DuFour managed a variety of Fidelity funds.
KEVIN GRANT (38), is Vice President of Fidelity Balanced Fund and manager of its fixed-income investments, which he has managed since February, 1997. He also manages several other Fidelity funds. Prior to joining Fidelity in 1993, Mr. Grant was Vice President and client mortgage strategist at Morgan Stanley for three years.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended July 31, 1998, or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE

Trustees                       Aggregate       Total
and                            Compensation    Compensation
Members of the Advisory Board  from            from the
                               BalancedB,C,D   Fund Complex*,A

J. Gary Burkhead**             $ 0             $ 0

Ralph F. Cox                   $    1,613      $ 214,500

Phyllis Burke Davis            $    1,614      $ 210,000

Robert M. Gates***             $    1,634      $ 176,000

Edward C. Johnson 3d**         $ 0             $ 0

E. Bradley Jones               $    1,625      $ 211,500

Donald J. Kirk                 $    1,625      $ 211,500

Peter S. Lynch**               $ 0             $ 0

William O. McCoy****           $    1,634      $ 214,500

Gerald C. McDonough            $    2,012      $ 264,500

Marvin L. Mann                 $    1,603      $ 214,500

Robert C. Pozen                $ 0             $ 0

Thomas R. Williams             $    1,625      $ 214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
*** Mr. Gates was appointed to the Board of Trustees of Fidelity Puritan Trust effective March 1, 1997.
**** Mr. McCoy was appointed to the Board of Trustees of Fidelity Puritan Trust effective January 1, 1997.
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C    The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $756; Phyllis Burke Davis, $756; Robert M. Gates, $756; E. Bradley Jones, $756; Donald J. Kirk, $756; William O. McCoy, $756; Gerald C. McDonough, $882; Marvin L. Mann, $756; and Thomas R. Williams, $756.
   D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $642; Marvin L. Mann, $642; William O. McCoy, $375; and Thomas R. Williams, $642.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of July 31, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
MANAGEMENT CONTRACT
The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES.    Under the terms of it    s management contract
with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE       EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850          125          .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   648     billion of group net assets - the approximate
level for July 1998 - was    .2875    %, which is the weighted average
of the respective fee rates for each level of group net assets up to
$   648     billion.
The fund's individual fund fee rate is 0.15%. Based on the average group net assets of the funds advised by FMR for July 1998, the fund's annual management fee rate would be calculated as follows:

                        Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Fidelity Balanced Fund  0.   2875    %  +    0.15%                     =    0.   4375    %


One-twelfth of this annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended July 31, 1998, 1997, and 1996, the fund
paid FMR management fees of $   19,959,000    , $17,730,000, and
$23,861,000, respectively.
On August 1, 1996, FMR reduced the individual fund fee rate paid by Fidelity Balanced Fund from 0.20% to 0.15%.
During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses), which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
SUB-ADVISERS. On behalf of Fidelity Balanced Fund, FMR has entered into sub-advisory agreements with FMR U.K., and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
Fiscal Year Ended  FMR U.K.          FMR Far East
July 31

1998               $    127,073      $    118,765

1997               $ 217,351         $ 199,677

1996               $ 357,265         $ 379,882

For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the fund for the past three fiscal years.
DISTRIBUTION AND SERVICE PLAN
The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares, in addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services. Currently, the Board of    Trustees has authorized such
payments for Fidelity Balanced Fund shares.
FMR made no payments either directly or through FDC to third parties for the fiscal year ended 1998.
Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.
The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.
The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition,    FSC     receives the pro rata portion of the transfer
agency fees applicable to shareholder accounts in a qualified state tuition program (QSTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and each
Fidelity Freedom Fund, a     fund of funds managed by an FMR
affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0600% of the first $500 million of average net assets and .0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended July 31, 1998, 1997, and 1996, the fund paid FSC pricing and bookkeeping fees, including reimbursement for
related out-of-pocket expenses, of $   829,000    , $846,000, and
$802,000, respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans. For the fiscal years ended July 31, 1998, 1997 and 1996, the fund paid
securities lending fees of $   10,000    , $3,000, and $9,000
respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Balanced Fund is a fund of Fidelity Puritan Trust, an open-end management investment company originally organized as a Delaware corporation and currently organized as a Massachusetts business trust. The original Delaware corporation was organized on December 12, 1946, and commenced operations on January 17, 1947. On October 15, 1954, its domicile was changed to Massachusetts, and on October 1, 1984 was reorganized as a
Massachusetts business trust, at which time    its name was changed
from Puritan Fund, Inc. to Fidelity Puritan Fund. On January 1, 1987,
the trust's name was changed from     Fidelity Puritan Fund to
Fidelity Puritan Trust. Currently, there are four funds of the trust:
Fidelity Balanced Fund, Fidelity Global Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of its custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the fund custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers LLP, One Post Office Square,
Boston, Massachusetts serve    s as the trust's independent
accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the fiscal year ended July 31, 1998 , and report of the auditor, are included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
Fidelity and Fidelity Focus are registered trademarks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.

FIDELITY PURITAN TRUST
FIDELITY PURITAN FUND
CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER  PROSPECTUS SECTION


1          ..............................    Cover Page

2    a     ..............................    Expenses

     b, c  ..............................    Contents; The Fund at a Glance; Who
                                             May Want to Invest

3    a     ..............................    Financial Highlights

     b     ..............................    *

     c, d  ..............................    Performance

4    a     i.............................    Charter

           ii...........................     The Fund at a Glance; Investment
                                             Principles and Risks

     b     ..............................    Investment Principles and Risks

     c     ..............................    Who May Want to Invest; Investment
                                             Principles and Risks

5    a     ..............................    Charter

     b     i.............................    Cover Page: The Fund at a Glance;
                                             Charter; Doing Business with Fidelity

           ii...........................     Charter

           iii..........................     Expenses; Breakdown of Expenses

     c     ..............................    Charter

     d     ..............................    Charter; Breakdown of Expenses

     e     ..............................    Cover Page; Charter

     f     ..............................    Expenses

     g     i..............................   Charter

           ii..............................  *

5    A     ..............................    Performance

6    a     i.............................    Charter

           ii...........................     How to Buy Shares; How to Sell
                                             Shares; Transaction Details;
                                             Exchange Restrictions

           iii..........................     Charter

     b     .............................     Charter

     c     ..............................    Transaction Details; Exchange
                                             Restrictions

     d     ..............................    *

     e     ..............................    Doing Business with Fidelity; How to
                                             Buy Shares; How to Sell Shares;
                                             Investor Services

     f, g  ..............................    Dividends, Capital Gains, and Taxes

     h     ..............................    *

7    a     ..............................    Cover Page; Charter

     b     ..............................    Expenses; How to Buy Shares;
                                             Transaction Details

     c     ..............................    *


     d  ..............................  How to Buy Shares

     e  ..............................  *

     f  ..............................  Breakdown of Expenses

8       ..............................  How to Sell Shares; Investor
                                        Services; Transaction Details;
                                        Exchange Restrictions

9       ..............................  *

*  Not Applicable
FIDELITY PURITAN FUND
CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11        ............................  Cover Page

12            ............................  Description of the Trust

13      a-c   ............................  Investment Policies and Limitations

        d     ............................  Portfolio Transactions

14      a-c   ............................  Trustees and Officers

15      a     ............................  *

        b     ............................  *

        c     ............................  Trustees and Officers

16      a i   ............................  FMR; Portfolio Transactions

          ii  ............................  Trustees and Officers

         iii  ............................  Management Contract

        b     ............................  Management Contract

        c, d  ............................  Contracts with FMR Affiliates

        e     ............................  *

        f     ............................  Distribution and Service Plan

        g     ............................  *

        h     ............................  Description of the Trust

        i     ............................  Contracts with FMR Affiliates

17      a-c   ............................  Portfolio Transactions

        d, e  ............................  *

18      a     ............................  Description of the Trust

        b     ............................  *

19      a     ............................  Additional Purchase, Exchange and
                                            Redemption Information

        b     ............................  Additional Purchase, Exchange and
                                            Redemption Information; Valuation

        c     ............................  *

20            ............................  Distributions and Taxes

21      a, b  ............................  Contracts with FMR Affiliates

        c     ............................  *

22      a     ............................  *

        b     ............................  Performance

23            ............................  Financial Statements


*  Not Applicable

FIDELITY
PURITAN(registered trademark)
FUND
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how the fund invests and the services available to shareholders.
To learn more about the fund and its investments, you can obtain a copy of the fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated
   September 29, 1998    . The SAI has been filed with the Securities
and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call
Fidelity   (registered trademark)     at 1-800-544-8888.
Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board, or any other agency, and are subject to investment risks, including possible loss of principal amount invested.
LIKE ALL MUTUAL FUNDS, THESE
SECURITIES HAVE NOT BEEN APPROVED
OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION, NOR HAS THE
SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS
PROSPECTUS. ANY REPRESENTATION TO
THE CONTRARY IS A CRIMINAL OFFENSE.
PUR-pro-0998
   1.702749.101
(fund number 004, trading symbol FPURX)
Puritan seeks high income with preservation of capital by investing in a broadly diversified portfolio of securities. The fund also considers the potential for growth of capital.
PROSPECTUS
   SEPTEMBER 29, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA 02109
   CONTENTS


KEY FACTS           4   THE FUND AT A GLANCE

                    4   WHO MAY WANT TO INVEST

                    6   EXPENSES The fund's yearly operating
                        expenses.

                    7   FINANCIAL HIGHLIGHTS A summary of
                        the fund's financial data.

                    9   PERFORMANCE How the fund has done
                        over time.

THE FUND IN DETAIL  12  CHARTER How the fund is organized.

                    12  INVESTMENT PRINCIPLES AND RISKS The
                        fund's overall approach to investing.

                    14  BREAKDOWN OF EXPENSES How
                        operating costs are calculated and
                        what they include.

YOUR ACCOUNT        15  DOING BUSINESS WITH FIDELITY

                    15  TYPES OF ACCOUNTS Different ways to
                        set up your account, including
                        tax-advantaged retirement plans.

                    17  HOW TO BUY SHARES Opening an
                        account and making additional
                        investments.

                    19  HOW TO SELL SHARES Taking money out
                        and closing your account.

                    21  INVESTOR SERVICES Services to help you
                        manage your account.

SHAREHOLDER AND     22  DIVIDENDS, CAPITAL GAINS,
ACCOUNT POLICIES        AND TAXES

                    23  TRANSACTION DETAILS Share price
                        calculations and the timing of
                        purchases and redemptions.

                    23  EXCHANGE RESTRICTIONS

   KEY FACTS


THE FUND AT A GLANCE
GOAL: High income with preservation of capital. The fund also considers the potential for growth of capital. As with any mutual fund, there is no assurance that the fund will achieve its goal.
STRATEGY: Invests in a broadly diversified portfolio of high-yielding equity and debt securities.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the
management arm of Fidelity Investments   (registered trademark)    ,
which was established in 1946 and is now America's largest mutual fund manager. Foreign affiliates of FMR may help choose investments for the fund.
   Beginning January 1, 1999, Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, will choose certain types of investments for the fund.
SIZE: As of July 31,    1998,     the fund had over $   24.9
    billion in assets.
WHO MAY WANT TO INVEST
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for income from equity and bond investments, but who also want to be invested in the stock market for its long-term growth potential.
The value of the fund's investments and the income they generate will vary from day to day, and generally reflect market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. Over time, however, stocks have shown greater growth potential than other types of securities. The prices of bonds generally move in the opposite direction from interest rates. When you sell your shares, they may be worth more or less than what you paid for them. By itself, the fund does not constitute a balanced investment plan.
THE SPECTRUM OF
FIDELITY FUNDS
BROAD CATEGORIES OF FIDELITY
FUNDS ARE PRESENTED HERE IN
ORDER OF ASCENDING RISK.
GENERALLY, INVESTORS SEEKING TO
MAXIMIZE RETURN MUST ASSUME
GREATER RISK. PURITAN FUND IS
IN THE GROWTH AND INCOME
CATEGORY.
(SOLID BULLET) MONEY MARKET SEEKS
INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY,
SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY
INVESTING IN BONDS.
(RIGHT ARROW) GROWTH AND INCOME SEEKS
LONG-TERM GROWTH AND INCOME
BY INVESTING IN STOCKS AND
BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM
GROWTH BY INVESTING MAINLY IN
STOCKS.
(CHECKMARK)
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page , for an explanation of how and when these charges apply.
   Sales charge on purchases and reinvested distributions         None

Deferred sales charge on redemptions                           None

Annual account maintenance fee                                 $12.00
(for accounts under $2,500)

ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page ). The following figures are based on historical expenses of the fund and are calculated as a percentage of average net assets of the fund. A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the total fund operating expenses presented in the table would have been
   0.63    % for Puritan Fund.
Management fee                  0.44%

12b-1 fee                       None

Other expenses                  0.20%

Total fund operating expenses   0.64%

EXAMPLES: Let's say, hypothetically, that the fund's annual return is
5% and that    your shareholder transaction expenses and the fund's
annual     operating expenses are exactly as just described. For every
$1,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:
UNDERSTANDING
EXPENSES
Operating a mutual fund
involves a variety of expenses
for portfolio management,
shareholder statements, tax
reporting, and other services.
These expenses are paid from
the fund's assets, and their
effect is already factored into
any quoted share price or
return. Also, as an investor,
you may pay certain expenses
directly.
(checkmark)
1 year    $ 7

3 years   $ 21

5 years   $ 36

10 years  $ 80

These examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expenses     or returns, all of which
may vary.
FINANCIAL HIGHLIGHTS
The financial highlights table that follows has been audited by
   PricewaterhouseCoopers LLP    , independent accountants. The fund's
financial highlights, financial statements, and report of the auditor are included in the fund's Annual Report, and are incorporated by reference into (are legally a part of) the fund's SAI. Contact Fidelity for a free copy of the Annual Report or the SAI.



   SELECTED PER-SHARE DATA
Years ended July 31        1998      1997      1996      1995      1994      1993C    1992     1991     1990      1989

Net asset value,           $20.37    $17.34    $16.69    $15.93    $16.59    $15.22   $13.75   $13.08   $14.90    $12.83
beginning of period

income from Investment
Operations

Net investment income         .69D      .66D      .64       .42       .46       .72      .88F     .75      .88       .99E

Net realized and             1.68      4.57      1.00      1.53      .88       2.14     1.37     .72      (1.17)    1.99
unrealized gain (loss)

Total from investment        2.37      5.23      1.64      1.95      1.34      2.86     2.25     1.47     (.29)     2.98
operations

Less Distributions

From net investment          (.69)    (.66)     (.55)     (.44)     (.51)     (.80)    (.78)   (.80)    (.99)     (.91)
income

From net realized gain       (.96)    (1.54)    (.44)     (.75)     (1.49)    (.69)    --       --      (.54)     --

Total distributions          (1.65)   (2.20)    (.99)     (1.19)    (2.00)    (1.49)   (.78)    (.80)   (1.53)    (.91)

Net asset value,            $21.09   $20.37    $17.34    $16.69    $15.93    $16.59   $15.22   $13.75  $13.08    $14.90
end of period

Total returnA,B              12.56%   33.63%    10.06%    13.03%    8.60%     20.29%   16.96%   11.87%  (2.12)%   24.38%

RATIOS AND
SUPPLEMENTAL DATA

Net assets, end of period   $24,940   $22,327   $16,699   $14,387   $10,899   $7,828   $5,578   $4,942  $4,766    $4,947
(In millions)

Ratio of expenses to          .64%      .67%      .74%      .77%      .80%      .74%     .64%     .66%    .65%      .64%
average net assets

Ratio of expenses to          .63%G     .66%G     .72%G     .77%      .79%G     .74%     .64%     .66%    .65%      .64%
average net assets after
expense reductions

Ratio of net investment       3.40%     3.69%     3.44%     3.50%     4.00%     4.89%    6.23%    5.94%    6.30%     7.41%
income to average
net assets

Portfolio turnover rate       84%       80%       139%      76%       74%       76%      102%     108%     58%       77%

Average commission           $ .0459   $ .0441
rateH


   A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE.
C AS OF AUGUST 1, 1992, THE FUND DISCONTINUED THE USE OF EQUALIZATION
ACCOUNTING.
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $0.08 PER SHARE.
F INVESTMENT INCOME PER SHARE REFLECTS DIVIDENDS RECEIVED IN ARREARS WHICH AMOUNTED TO $0.14 PER SHARE.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PERFORMANCE
Mutual fund performance is commonly measured as TOTAL RETURN. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
The fund's fiscal year runs from August 1 through July 31. The tables below show the fund's performance over past fiscal years compared to
different measures, including a    comparative     index and a
competitive funds average. The chart on page presents calendar year performance.

   AVERAGE ANNUAL TOTAL RETURNS
   Fiscal periods ended July 31, 1998         Past            Past            Past
                                              1 year          5 years         10 years

   Puritan Fund                                12.56%          15.24%          14.56%

   S&P 500                                     19.29%          22.91%          18.48%

   Lipper Balanced Funds Average               9.75%           13.54%          12.71%



   CUMULATIVE TOTAL RETURNS
   Fiscal periods ended July 31, 1998         Past           Past             Past
                                              1 year          5 years          10 years

   Puritan Fund                                12.56%          103.21%          289.40%

   S&P 500                                     19.29%          180.53%          445.15%

   Lipper Balanced Funds Average               9.75%           89.19%           232.69%


EXAMPLE: Let's say, hypothetically, that you had $10,000 invested in the fund on August 1, 1988. From that date through July 31,
1998    , the fund's total return was 289.40%. Your $10,000 would have grown to $38,940 (the initial investment plus 289.40% of $10,000). $10,000 OVER TEN YEARS
    FISCAL YEARS 1988 1993 1998
ROW: 1, COL: 1, VALUE: 10000.0
ROW: 2, COL: 1, VALUE: 9898.67
ROW: 3, COL: 1, VALUE: 10180.37
ROW: 4, COL: 1, VALUE: 10346.61
ROW: 5, COL: 1, VALUE: 10275.36
ROW: 6, COL: 1, VALUE: 10346.99
ROW: 7, COL: 1, VALUE: 10857.86
ROW: 8, COL: 1, VALUE: 10760.55
ROW: 9, COL: 1, VALUE: 10956.02
ROW: 10, COL: 1, VALUE: 11326.43
ROW: 11, COL: 1, VALUE: 11705.08
ROW: 12, COL: 1, VALUE: 11786.93
ROW: 13, COL: 1, VALUE: 12438.05
ROW: 14, COL: 1, VALUE: 12521.53
ROW: 15, COL: 1, VALUE: 12383.48
ROW: 16, COL: 1, VALUE: 12013.18
ROW: 17, COL: 1, VALUE: 12237.08
ROW: 18, COL: 1, VALUE: 12374.86
ROW: 19, COL: 1, VALUE: 11850.96
ROW: 20, COL: 1, VALUE: 11977.42
ROW: 21, COL: 1, VALUE: 11994.66
ROW: 22, COL: 1, VALUE: 11701.22
ROW: 23, COL: 1, VALUE: 12352.3
ROW: 24, COL: 1, VALUE: 12286.19
ROW: 25, COL: 1, VALUE: 12174.49
ROW: 26, COL: 1, VALUE: 11439.18
ROW: 27, COL: 1, VALUE: 10908.02
ROW: 28, COL: 1, VALUE: 10718.81
ROW: 29, COL: 1, VALUE: 11324.28
ROW: 30, COL: 1, VALUE: 11589.02
ROW: 31, COL: 1, VALUE: 12108.36
ROW: 32, COL: 1, VALUE: 12810.44
ROW: 33, COL: 1, VALUE: 12895.55
ROW: 34, COL: 1, VALUE: 13002.93
ROW: 35, COL: 1, VALUE: 13637.46
ROW: 36, COL: 1, VALUE: 13164.29
ROW: 37, COL: 1, VALUE: 13619.94
ROW: 38, COL: 1, VALUE: 13857.67
ROW: 39, COL: 1, VALUE: 13869.31
ROW: 40, COL: 1, VALUE: 14070.32
ROW: 41, COL: 1, VALUE: 13587.91
ROW: 42, COL: 1, VALUE: 14423.29
ROW: 43, COL: 1, VALUE: 14545.69
ROW: 44, COL: 1, VALUE: 14953.7
ROW: 45, COL: 1, VALUE: 14880.61
ROW: 46, COL: 1, VALUE: 15366.64
ROW: 47, COL: 1, VALUE: 15542.43
ROW: 48, COL: 1, VALUE: 15458.7
ROW: 49, COL: 1, VALUE: 15929.69
ROW: 50, COL: 1, VALUE: 15772.69
ROW: 51, COL: 1, VALUE: 15965.01
ROW: 52, COL: 1, VALUE: 15844.48
ROW: 53, COL: 1, VALUE: 16271.82
ROW: 54, COL: 1, VALUE: 16648.42
ROW: 55, COL: 1, VALUE: 17122.8
ROW: 56, COL: 1, VALUE: 17472.94
ROW: 57, COL: 1, VALUE: 18163.85
ROW: 58, COL: 1, VALUE: 18506.57
ROW: 59, COL: 1, VALUE: 18757.89
ROW: 60, COL: 1, VALUE: 18884.82
ROW: 61, COL: 1, VALUE: 19162.03
ROW: 62, COL: 1, VALUE: 19716.44
ROW: 63, COL: 1, VALUE: 19580.73
ROW: 64, COL: 1, VALUE: 20089.8
ROW: 65, COL: 1, VALUE: 19766.98
ROW: 66, COL: 1, VALUE: 20219.02
ROW: 67, COL: 1, VALUE: 21117.64
ROW: 68, COL: 1, VALUE: 20886.57
ROW: 69, COL: 1, VALUE: 20109.15
ROW: 70, COL: 1, VALUE: 20329.42
ROW: 71, COL: 1, VALUE: 20458.99
ROW: 72, COL: 1, VALUE: 20300.63
ROW: 73, COL: 1, VALUE: 20810.11
ROW: 74, COL: 1, VALUE: 21424.09
ROW: 75, COL: 1, VALUE: 20962.15
ROW: 76, COL: 1, VALUE: 21207.96
ROW: 77, COL: 1, VALUE: 20538.81
ROW: 78, COL: 1, VALUE: 20579.78
ROW: 79, COL: 1, VALUE: 20482.51
ROW: 80, COL: 1, VALUE: 21107.82
ROW: 81, COL: 1, VALUE: 21597.71
ROW: 82, COL: 1, VALUE: 22031.91
ROW: 83, COL: 1, VALUE: 22508.12
ROW: 84, COL: 1, VALUE: 22760.93
ROW: 85, COL: 1, VALUE: 23521.98
ROW: 86, COL: 1, VALUE: 23634.73
ROW: 87, COL: 1, VALUE: 23973.36
ROW: 88, COL: 1, VALUE: 23587.61
ROW: 89, COL: 1, VALUE: 24430.54
ROW: 90, COL: 1, VALUE: 24996.3
ROW: 91, COL: 1, VALUE: 25348.98
ROW: 92, COL: 1, VALUE: 25672.27
ROW: 93, COL: 1, VALUE: 26099.63
ROW: 94, COL: 1, VALUE: 26114.43
ROW: 95, COL: 1, VALUE: 26277.18
ROW: 96, COL: 1, VALUE: 26396.35
ROW: 97, COL: 1, VALUE: 25888.73
ROW: 98, COL: 1, VALUE: 26127.61
ROW: 99, COL: 1, VALUE: 27163.89
ROW: 100, COL: 1, VALUE: 27823.2
ROW: 101, COL: 1, VALUE: 29224.25
ROW: 102, COL: 1, VALUE: 28784.33
ROW: 103, COL: 1, VALUE: 29769.41
ROW: 104, COL: 1, VALUE: 30220.21
ROW: 105, COL: 1, VALUE: 29209.21
ROW: 106, COL: 1, VALUE: 30405.21
ROW: 107, COL: 1, VALUE: 31634.89
ROW: 108, COL: 1, VALUE: 32812.52
ROW: 109, COL: 1, VALUE: 34595.8
ROW: 110, COL: 1, VALUE: 33067.27
ROW: 111, COL: 1, VALUE: 34398.59
ROW: 112, COL: 1, VALUE: 33694.43
ROW: 113, COL: 1, VALUE: 34504.22
ROW: 114, COL: 1, VALUE: 35217.47
ROW: 115, COL: 1, VALUE: 35526.4
ROW: 116, COL: 1, VALUE: 36907.48
ROW: 117, COL: 1, VALUE: 38059.19
ROW: 118, COL: 1, VALUE: 38278.98
ROW: 119, COL: 1, VALUE: 38224.03
ROW: 120, COL: 1, VALUE: 39031.98
ROW: 121, COL: 1, VALUE: 38939.66
$
$38,940
EXPLANATION OF TERMS
UNDERSTANDING
PERFORMANCE
Because this fund invests in
stocks, its performance is
related to that of the overall
stock market. Historically, stock
market performance has been
characterized by volatility in
the short run and growth in the
long run. You can see these
two characteristics reflected in
the fund's performance; the
year-by-year total returns on
page    8     show that short-term
returns can vary widely, while
the returns in the mountain
chart show long-term growth.
(checkmark)
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. YIELD refers to the income generated by an investment in the fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to shareholders.
YEAR-BY-YEAR TOTAL RETURNS

   Calendar years 1988   1989    1990  1991   1992   1993   1994   1995   1996   1997
   PURITAN FUND
                  18.89% 19.60% -6.35% 24.46% 15.43% 21.45% 1.78%  21.46% 15.15% 22.35%
   S&P 500 Index  16.61% 31.69% -3.10% 30.47% 7.62%  10.08% 1.32%  37.58% 22.96% 33.36%
   Lipper Balanced
   Funds Average  12.14% 19.80% -0.42% 26.46% 6.95%  10.73% -2.50% 25.16% 13.76% 19.00%
   Consumer Price
   Index          4.42%  4.65%   6.11% 3.06%  2.90%  2.75%  2.67%  2.54%  3.32%  1.70%

Percentage (%)
Row: 1, Col: 1, Value: 18.89
Row: 2, Col: 1, Value: 19.6
Row: 3, Col: 1, Value: -6.35
Row: 4, Col: 1, Value: 24.46
Row: 5, Col: 1, Value: 15.43
Row: 6, Col: 1, Value: 21.45
Row: 7, Col: 1, Value: 1.78
Row: 8, Col: 1, Value: 21.46
Row: 9, Col: 1, Value: 15.15
Row: 10, Col: 1, Value: 22.35
(LARGE SOLID BOX)    Puritan Fund
STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike the fund's returns, the total returns of the    comparative
index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
THE COMPETITIVE FUNDS AVERAGE is the Lipper Balanced Funds Average. As
of July 31,    1998    , the average reflected the performance of
   379     mutual funds with similar investment objectives. This
average, published by Lipper Analytical Services, Inc., excludes the effect of sales loads.
Other illustrations of fund performance may show moving averages over specified periods.
The fund's recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders.
For current performance or a free annual report, call 1-800-544-8888.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN
INDICATION OF FUTURE PERFORMANCE.
THE FUND IN DETAIL


CHARTER
PURITAN FUND IS A MUTUAL FUND: an investment that pools shareholders'
money and invests it toward a specified goal. The fund is a
diversified fund of Fidelity Puritan Trust, an open-end management investment company organized as a Massachusetts business trust on
October 1, 1984.
THE FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUND MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY
MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The fund is managed by FMR, which chooses the fund's investments and handles its business affairs.
   Affiliates assist FMR with foreign investments:
   (small solid bullet) Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for the fund.
   (small solid bullet) Fidelity Management & Research Far East Inc.
(FMR Far East), in Tokyo, Japan, serves as a sub-adviser for the fund.
   Beginning January 1, 1999, FIMM, located in Merrimack, New
Hampshire, will select certain types of investments for the fund.
Bettina Doulton is Vice President and manager of Puritan, which she
has managed since March 1996. She also manages    another     Fidelity
   fund    . Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst and manager.
   Kevin Grant is Vice President and co-manager of Puritan, a position he has held since March 1996. He also manages several other Fidelity funds. Mr. Grant joined Fidelity in 1993 as a portfolio manager.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets
Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for the fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., FMR Far
East    and FIMM    . Members of the Edward C. Johnson 3d family are
the predominant owners of a class of shares of common stock
representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the
Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out the fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
       THE FUND seeks as much income as possible, consistent with preservation of capital, by investing in a broadly diversified portfolio of high-yielding securities, such as common stocks, preferred stocks, and bonds. The fund also considers the potential for growth of capital.
FMR manages the fund to maintain a balance between stocks and bonds.
When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable
opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund has the flexibility to pursue its objective through any type or quality of domestic or foreign security. FMR varies the proportions invested in each type of security based on its interpretation of economic conditions and underlying security values.
   The value of the fund's investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates and in the credit quality of the issuer.
FMR may use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will
work as FMR intends.    As     a mutual fund, the fund seeks to spread
investment risk by diversifying its holdings among many companies and industries. When you sell your shares of the fund, they may be worth more or less than what you paid for them.
FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of the fund's limitations and more detailed information about the fund's investments are contained in the fund's SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with the fund's investment objective and policies and that doing so will help the fund achieve its goal. Fund holdings and recent investment strategies are detailed in the fund's financial reports, which are sent to
shareholders twice a year. For a free SAI or financial report, call
1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.
Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions.
Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, the fund may not invest in more than 10% of the outstanding voting securities of a single issuer.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
Lower-quality debt securities are considered to have speculative characteristics, and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general or regional economic difficulty.
The following table provides a summary of ratings assigned to debt holdings (not including money market instruments) in the fund's portfolio. These figures are dollar-weighted averages of month-end
portfolio holdings during the fiscal year ended July    1998    , and
are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate the fund's current or future debt holdings.
RESTRICTIONS: Purchase of a debt security is consistent with the fund's debt quality policy if it is rated at or above the stated level
by Moody's    Investors Service     or rated in the equivalent
categories by    Standard & Poor's    , or is unrated but judged to be
of equivalent quality by FMR. The fund currently intends to limit its
investments in lower than Baa-quality debt securities (   sometimes
called "junk bonds"    ) to less than 35% of its assets.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These
include risks relating to    political, economic, or regulatory
conditions in foreign countries; fluctuations in foreign currencies;
withholding or other taxes; trading, settlement, custodial, and other
operational risks;     and the potentially less stringent investor
protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make
foreign investments, especially those in    emerging markets, more
volatile and potentially less liquid     than U.S. investments.
FISCAL YEAR ENDED JULY 31, 1998 DEBT HOLDINGS, BY RATING
                                 MOODY'S INVESTORS
                                     SERVICE         STANDARD & POOR'S
                            (AS A % OF INVESTMENTS) (AS A % OF INVESTMENTS)
                                        Average of              Average of
                             Rating  total investments Rating  total investments
       INVESTMENT GRADE
   Highest quality             Aaa     17.00%            AAA     16.65%
   High quality                Aa      1.38%             AA      0.75%
   Upper-medium grade          A       4.16%             A       3.41%
   Medium grade                Baa     5.30%             BBB     7.38%
       LOWER QUALITY
   Moderately speculative      Ba      1.79%             BB      1.14%
   Speculative                 B       4.05%             B       4.05%
   Highly speculative          Caa     0.68%             CCC     0.62%
   Poor quality                Ca      0.00%             CC      0.01%
   Lowest quality, no interest C       0.00%             C       0.00%
   In default, in arrears      --                        D       0.00%
REFER TO THE FUND'S SAI FOR A MORE COMPLETE DISCUSSION OF THESE
RATINGS.
THE FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S OR S&P TO
DETERMINE COMPLIANCE WITH ITS DEBT QUALITY
POLICY. SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO
   0.73    % OF THE FUND'S INVESTMENTS. THIS PERCENTAGE MAY
INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL
RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
UNRATED LOWER-QUALITY SECURITIES AMOUNTED TO    0.51    % OF THE
FUND'S INVESTMENTS.
FOR FOREIGN GOVERNMENT SECURITIES NOT INDIVIDUALLY RATED BY A
NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR
ASSIGNS THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING GOVERNMENT.

ASSET-BACKED SECURITIES include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, these securities may be subject to prepayment risk.
MORTGAGE SECURITIES include interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. Government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile.
Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
ADJUSTING INVESTMENT EXPOSURE. The fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return
characteristics of the fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with the fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of the fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for the fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities, and some other securities, may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to the fund.
RESTRICTIONS:    The fund may not invest more than 10% of its assets
in illiquid securities.
OTHER INSTRUMENTS    may include real estate-related instruments.
CASH MANAGEMENT. The fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one
industry.    Economic, business, or political changes can affect all
securities of a similar type.
RESTRICTIONS:    With respect to 75% of its total assets, the fund may
not invest     more than 5% in the securities of any    one
    issuer. This limitation does not apply to U.S. Government
securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government
securities.
BORROWING. The fund may borrow from banks or from other funds advised
by    FMR or its affiliates,     or through reverse repurchase
agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including
Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering the fund's securities. The fund may also lend
money to other funds advised by    FMR or its affiliates.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
   THE FUND        seeks to obtain as much income as possible,
consistent with the preservation and conservation of capital. While emphasis on income is an important objective, this does not preclude growth in capital. The fund invests in a broad list of securities diversified not only in terms of companies and industries, but also generally in terms of security, namely, bonds and preferred stocks as well as common stocks. The proportions invested in each type of security are varied from time to time in accordance with FMR's interpretation of economic conditions and underlying security values.
With respect to 75% of its total assets, the fund may not
   invest     more than 5%    in the securities     of any one issuer
and may not    invest in     more than 10% of the outstanding voting
securities of a single issuer. This limitation does not apply to U.S.
Government securities.
The fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. Government
securities.
The fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets.
Loans, in the aggregate, may not exceed 331/3% of the fund's total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the fund pays fees related to its daily operations. Expenses paid out of the fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
The fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. The fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease the fund's expenses and boost its performance.
MANAGEMENT FEE
The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee
rate,    dividing by twelve, and     multiplying the result by the
fund's    average     net assets    throughout the month    .
The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.52%, and it drops as total assets under management increase.
For July    1998    , the group fee rate was    0.2875    %. The
individual fund fee rate is 0.   15%.
The total management fee for the fiscal year ended July 31,
   1998,     was 0.44%    of the fund's average net assets    .
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East. These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and
105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to the fund's investments that the sub-adviser manages on a discretionary basis.
UNDERSTANDING THE
MANAGEMENT FEE
The management fee FMR
receives is designed to be
responsive to changes in FMR's
total assets under
management. Building this
variable into the fee
calculation assures
shareholders that they will pay
a lower rate as FMR's assets
under management increase.
(checkmark)
Beginning January 1, 1999, FIMM will select certain investments for the fund. FMR will pay FIMM a fee equal to 50% of its management fee
(before expense reimbursements) with respect to the fund's investments that FIMM manages.
OTHER EXPENSES
While the management fee is a significant component of the fund's annual operating costs, the fund has other expenses as well.
The fund contracts with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing the fund's investments, handling securities loans, and calculating the fund's share price and dividends.
For the fiscal year ended July    1998    , the fund paid transfer
agency and pricing and bookkeeping fees equal to 0.   19    % of its
average net assets.
The fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the
compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by the fund to reduce the fund's custodian or transfer agent fees.
The fund's portfolio turnover rate for the fiscal year ended July
   1998     was 84%. This rate varies from year to year.
YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of
America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of
America's leading discount brokerage firms, FBSI. Fidelity is also a
leader in providing    tax-advantaged     retirement plans for
individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical
information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the country and Fidelity's Web site.
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 75 walk-in Investor Centers across the country.
   If you would prefer to access information on-line, you can visit
Fidelity's Web site at www.fidelity.com.
TYPES OF ACCOUNTS
You may set up an account directly in the fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in the fund through a brokerage account.
You may purchase or sell shares of the fund through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in the fund. Certain features of the fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
FIDELITY FACTS
Fidelity offers the broadest
selection of mutual funds in the
world.
(solid bullet) Number of Fidelity mutual
funds: over    225
(solid bullet) Assets in Fidelity mutual
funds: over $   611     billion
(solid bullet) Number of shareholder
accounts: over    38     million
(solid bullet) Number of investment
analysts and portfolio
managers: over    250
(checkmark)
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the fund through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits    number, visit Fidelity's Web site at www.fidelity.com, or
contact Fidelity directly, as appropriate    .
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
   RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
   (solid bullet)     TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS
(IRAS)    allow individuals under age 70 with compensation to
contribute up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for
Traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain income limits.
   (solid bullet)     ROTH IRAS    allow individuals to make
non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregate for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROTH CONVERSION IRAS    allow individuals with
assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
   (solid bullet)     ROLLOVER IRAS    help retain special tax
advantages for certain eligible rollover distributions from
employer-sponsored retirement plans.
   (solid bullet)     401(K) PLANS,    and certain other
401(a)-qualified plans, are employer-sponsored retirement plans that allow employer contributions and may allow employee after-tax contributions. In addition, 401(k) plans allow employee pre-tax
(tax-deferred) contributions. Contributions to these plans may be tax-deductible to the employer.
   (solid bullet)     KEOGH PLANS    are generally profit sharing or
money purchase pension plans that allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
   (solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
   (solid bullet)     SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS)
provide small business owners or those with self-employment income
(and their eligible employees) with many of the same advantages as a
Keogh, but with fewer administrative requirements.
   (solid bullet)     SALARY REDUCTION SEP-IRAS (SARSEPS)    allow
employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by the employer prior to January 1, 1997.
   (solid bullet)     403(B) CUSTODIAL ACCOUNTS    are available to
employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
   (solid bullet)     DEFERRED COMPENSATION PLANS (457 PLANS)    are
available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened.
BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR
OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
       THE PRICE TO BUY ONE SHARE    of the fund is the fund's net
asset value per share (NAV). The fund's shares are sold without a sales charge.
   Your shares will be purchased at the next NAV calculated after your investment is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
   The fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page . Purchase orders may be refused if, in FMR's opinion, they would disrupt management of the fund.
IF YOU ARE NEW TO FIDELITY, complete and sign an account application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application
accompanying this prospectus, call 1-800-544-8888    or visit
Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A    TAX-ADVANTAGED     RETIREMENT PLAN,
such as an IRA, for the first time, you will need a special
application. Retirement investing also involves its own investment
procedures. Call 1-800-544-8888    or visit Fidelity's Web site at
www.fidelity.com for more information and a retirement
application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
MINIMUM INVESTMENTS
TO OPEN AN ACCOUNT  $2,500
   For certain Fidelity retirement accountsA      $500
TO ADD TO AN ACCOUNT  $250
   Through regular investment plan    sB $100
MINIMUM BALANCE $2,000
   For certain Fidelity retirement account    sA $500
A    THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA,
ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
B FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE        .
   These minimums may be lower for investments through a Fidelity
College Savings Plan or Fidelity GoalPlannerSM account    .
   There is no minimum account balance or initial or subsequent investment minimum for investments through Fidelity Portfolio Advisory
ServicesSM, a qualified state tuition program, certain Fidelity retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from such retirement accounts.
   Refer to the program materials for details. In addition, the fund reserves the right to waive or lower investment minimums in other circumstances.



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
                     TO OPEN AN ACCOUNT                                        TO ADD TO AN ACCOUNT

PHONE
1-800-544-7777
(PHONE_GRAPHIC)
(SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY       (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                     FUND ACCOUNT WITH THE SAME                                ACCOUNT WITH THE SAME REGISTRATION,
                     REGISTRATION, INCLUDING NAME,                             INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                     ADDRESS, AND TAXPAYER ID NUMBER.                          NUMBER.
                                                          (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                                                                               YOUR BANK ACCOUNT. CALL BEFORE YOUR FIRST
                                                                               USE TO VERIFY THAT THIS SERVICE IS IN PLACE
                                                                               ON YOUR ACCOUNT. MAXIMUM MONEY LINE: UP TO
                                                                               $100,000.

THE INTERNET
WWW.FIDELITY.COM
(COMPUTER GRAPHIC)
(SMALL SOLID BULLET) COMPLETE AND SIGN THE APPLICATION.   (SMALL SOLID BULLET) EXCHANGE FROM ANOTHER FIDELITY FUND
                     MAKE YOUR CHECK PAYABLE TO THE                            ACCOUNT WITH THE SAME REGISTRATION,
                     COMPLETE NAME OF THE FUND. MAIL                           INCLUDING NAME, ADDRESS, AND TAXPAYER ID
                     TO THE ADDRESS INDICATED ON THE                           NUMBER.
                     APPLICATION.                         (SMALL SOLID BULLET) USE FIDELITY MONEY LINE TO TRANSFER FROM
                                                                               YOUR BANK ACCOUNT. VISIT FIDELITY'S WEB SITE
                                                                               BEFORE YOUR FIRST USE TO VERIFY THAT THIS
                                                                               SERVICE IS IN PLACE ON YOUR ACCOUNT.
                                                                               MAXIMUM MONEY LINE: UP TO $100,000.

MAIL
(MAIL_GRAPHIC)
(SMALL SOLID BULLET) COMPLETE AND SIGN THE APPLICATION.   (SMALL SOLID BULLET) MAKE YOUR CHECK PAYABLE TO THE COMPLETE
                     MAKE YOUR CHECK PAYABLE TO THE                            NAME OF THE FUND. INDICATE YOUR FUND
                     COMPLETE NAME OF THE FUND. MAIL                           ACCOUNT NUMBER ON YOUR CHECK AND MAIL TO
                     TO THE ADDRESS INDICATED ON THE                           THE ADDRESS PRINTED ON YOUR ACCOUNT
                     APPLICATION.                                              STATEMENT.
                                                          (SMALL SOLID BULLET) EXCHANGE BY MAIL: CALL 1-800-544-6666 FOR
                                                                               INSTRUCTIONS.

IN PERSON
(HAND_GRAPHIC)
(SMALL SOLID BULLET) BRING YOUR APPLICATION AND CHECK     (SMALL SOLID BULLET) BRING YOUR CHECK TO A FIDELITY INVESTOR
                     TO A FIDELITY INVESTOR CENTER. CALL                       CENTER. CALL 1-800-544-9797 FOR THE CENTER
                     1-800-544-9797 FOR THE CENTER                             NEAREST YOU.
                     NEAREST YOU.

WIRE
(WIRE_GRAPHIC)
(SMALL SOLID BULLET) CALL 1-800-544-7777 TO SET UP        (SMALL SOLID BULLET) NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
                     YOUR ACCOUNT AND TO ARRANGE A WIRE   (SMALL SOLID BULLET) WIRE TO:
                     TRANSACTION. NOT AVAILABLE FOR                            BANKERS TRUST COMPANY,
                     RETIREMENT ACCOUNTS.                                      BANK ROUTING #021001033,
(SMALL SOLID BULLET) WIRE WITHIN 24 HOURS TO:                                  ACCOUNT #00163053.
                     BANKERS TRUST COMPANY,                                    SPECIFY THE COMPLETE NAME OF THE FUND AND
                     BANK ROUTING #021001033,                                  INCLUDE YOUR ACCOUNT NUMBER AND YOUR
                     ACCOUNT #00163053.                                        NAME.
                     SPECIFY THE COMPLETE NAME OF THE
                     FUND AND INCLUDE YOUR NEW ACCOUNT
                     NUMBER AND YOUR NAME.

AUTOMATICALLY
(AUTOMATIC_GRAPHIC)
(SMALL SOLID BULLET) NOT AVAILABLE.                       (SMALL SOLID BULLET)    USE FIDELITY AUTOMATIC ACCOUNT BUILDER.
                                                                               SIGN UP FOR THIS SERVICE WHEN OPENING YOUR
                                                                               ACCOUNT, VISIT FIDELITY'S WEB SITE AT
                                                                               WWW.FIDELITY.COM TO OBTAIN THE FORM TO
                                                                               ADD THE SERVICE, OR CALL 1-800-544-6666
                                                                               TO ADD THE SERVICE.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118



HOW TO SELL SHARES
   You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
       THE PRICE TO SELL ONE SHARE    of the fund is the fund's
NAV.
   Your shares will be sold at the next NAV calculated after your order is received in proper form. The fund's NAV is normally calculated each business day at 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the
methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone,    in writing, or through Fidelity's Web
site. Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least
$2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address),
(small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker
(including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number,
(small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602




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
                    ACCOUNT TYPE                                     SPECIAL REQUIREMENTS
PHONE
1-800-544-7777
(PHONE_GRAPHIC)     ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) MAXIMUM CHECK REQUEST: $100,000.
                    RETIREMENT                  (SMALL SOLID BULLET) FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT;
                                                                     MINIMUM: $10; MAXIMUM: UP TO $100,000.
                    ALL ACCOUNT TYPES           (SMALL SOLID BULLET) YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF
                                                                     BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
                                                                     NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

MAIL OR IN PERSON
(MAIL_GRAPHIC)
(HAND_GRAPHIC)      INDIVIDUAL, JOINT TENANT,   (SMALL SOLID BULLET) THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL
                    SOLE PROPRIETORSHIP,                             PERSONS REQUIRED TO SIGN FOR TRANSACTIONS,
                    UGMA, UTMA                                       EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
                    RETIREMENT ACCOUNT          (SMALL SOLID BULLET) THE ACCOUNT OWNER SHOULD COMPLETE A
                                                                     RETIREMENT DISTRIBUTION FORM. CALL
                                                                     1-800-544-6666 TO REQUEST ONE.
                    TRUST                       (SMALL SOLID BULLET) THE TRUSTEE MUST SIGN THE LETTER INDICATING
                                                                     CAPACITY AS TRUSTEE. IF THE TRUSTEE'S NAME IS NOT
                                                                     IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE
                                                                     TRUST DOCUMENT CERTIFIED WITHIN THE LAST 60 DAYS.
                    BUSINESS OR ORGANIZATION    (SMALL SOLID BULLET) AT LEAST ONE PERSON AUTHORIZED BY CORPORATE
                                                                     RESOLUTION TO ACT ON THE ACCOUNT MUST SIGN THE
                                                                     LETTER.
                                                (SMALL SOLID BULLET) INCLUDE A CORPORATE RESOLUTION WITH CORPORATE
                                                                     SEAL OR A SIGNATURE GUARANTEE.
                    EXECUTOR, ADMINISTRATOR,    (SMALL SOLID BULLET) CALL 1-800-544-6666 FOR INSTRUCTIONS.
                    CONSERVATOR, GUARDIAN

WIRE
(WIRE_GRAPHIC)
                    ALL ACCOUNT TYPES EXCEPT    (SMALL SOLID BULLET) YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE
                    RETIREMENT                                       USING IT. TO VERIFY THAT IT IS IN PLACE, CALL
                                                                     1-800-544-6666. MINIMUM WIRE: $5,000.
                                                (SMALL SOLID BULLET) YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED
                                                                     IN PROPER FORM BY FIDELITY BEFORE    4:00 P.M.
                                                                     EASTERN TIME     FOR MONEY TO BE WIRED ON THE
                                                                     NEXT BUSINESS DAY.

(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING IMPAIRED: 1-800-544-0118


INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
   24-HOUR SERVICE
   ACCOUNT ASSISTANCE
   1-800-544-6666
   ACCOUNT TRANSACTIONS
   1-800-544-7777
   PRODUCT INFORMATION
   1-800-544-8888
   RETIREMENT ACCOUNT ASSISTANCE
   1-800-544-4774
   TOUCHTONE XPRESS(REGISTERED TRADEMARK)
   1-800-544-5555
   WEB SITE
   WWW.FIDELITY.COM
    AUTOMATED SERVICE
   (CHECKMARK)
       FIDELITY'S WEB SITE    at www.fidelity.com offers product and
servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at
www.fidelity.com for more information.
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone,    in writing, or through
Fidelity's Web site.
Note that exchanges out of the fund are limited to four per calendar year, and that they may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be suspended or revoked, see page .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account.
FIDELITY MONEY LINE enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call.
REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically.
While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666    or visit Fidelity's Web
site at www.fidelity.com for more information.
REGULAR INVESTMENT PLANS

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
FIDELITY AUTOMATIC ACCOUNT BUILDER(registered trademark)
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND

MINIMUM  FREQUENCY                SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY     (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE SECTION ON THE FUND
                                  APPLICATION.
                                  (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666 OR VISIT FIDELITY'S WEB
                                  SITE AT WWW.FIDELITY.COM FOR AN APPLICATION.
                                  (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR INVESTMENT, CALL
                                  1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO YOUR NEXT
                                  SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUNDA

MINIMUM   FREQUENCY              SETTING UP OR CHANGING
$100      EVERY PAY PERIOD       (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                                 1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM
                                   FOR AN AUTHORIZATION FORM.
                                 (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND

MINIMUM  FREQUENCY               SETTING UP OR CHANGING
$100     Monthly, bimonthly,     (small solid bullet) To establish, call 1-800-544-6666 after both accounts are quarterly, or annually  opened.
                                 (small solid bullet) To change the amount or frequency of your investment, call
                                 1-800-544-6666.


A BECAUSE ITS SHARE PRICE FLUCTUATES, THE FUND MAY NOT BE AN
APPROPRIATE CHOICE FOR DIRECT DEPOSIT OF YOUR ENTIRE CHECK.
SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
The fund distributes substantially all of its net    investment
    income and capital gains to shareholders each year. Normally, dividends are distributed in March, June, September and December.
Capital gains are    normally     distributed in September and
December.
DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The fund offers four options:
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
       I   f you select distribution option 2 or 3 and the U.S. Postal
Service does not deliver your checks, your election may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks. To change your
distribution option, call Fidelity at 1-800-544-6666    .
When the fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
UNDERSTANDING
DISTRIBUTIONS
AS A FUND SHAREHOLDER, YOU ARE
ENTITLED TO YOUR SHARE OF THE
FUND'S NET INCOME AND GAINS
ON ITS INVESTMENTS. THE FUND
PASSES ITS EARNINGS ALONG TO ITS
INVESTORS AS DISTRIBUTIONS.
THE FUND EARNS DIVIDENDS FROM
STOCKS AND INTEREST FROM BOND,
MONEY MARKET, AND OTHER
INVESTMENTS. THESE ARE PASSED
ALONG AS DIVIDEND
DISTRIBUTIONS. THE FUND REALIZES
CAPITAL GAINS WHENEVER IT SELLS
SECURITIES FOR A HIGHER PRICE
THAN IT PAID FOR THEM. THESE
ARE PASSED ALONG AS CAPITAL
GAIN DISTRIBUTIONS.
(CHECKMARK)
TAXES
As with any investment, you should consider how your investment in the
fund will be taxed. If your account is not a    tax-advantaged
retirement account, you should be aware of these tax implications. TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, the fund's income and short-term capital
   gains are distributed as dividends and     taxed as ordinary
income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement
showing the    tax characterization of     distributions paid to you
in the previous year.
TAXES ON TRANSACTIONS. Your redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of the fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when the fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on the fund and its investments, and these taxes generally will reduce the
fund's distributions. However   , if you meet certain holding period
requirements with respect to your fund shares    , an offsetting tax
credit may be available to you.    If you do not meet such holding
period requirements, you may still be entitled to a deduction for
certain foreign taxes. In either case,     your tax statement will
show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, the fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open.    FSC     normally calculates the fund's NAV as of
the close of business of the NYSE, normally 4:00 p.m. Eastern time. THE FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
The fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be
valued by    another     method that the Board of Trustees believes
accurately reflects fair value.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY.
Fidelity    will not be responsible for any     losses resulting from
unauthorized transactions if it    follows reasonable security
procedures designed to verify the identity of the    investor    .
Fidelity will request personalized security codes or other
information, and may also record calls.    For transactions conducted
through the Internet, Fidelity recommends the use of an Internet
browser with 128-bit encryption.     You should verify the accuracy of
your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
       THE FUND RESERVES THE RIGHT to suspend the offering of
shares    for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your    shares     will be
   purchased     at the next    NAV     calculated after your
   investment     is received    in proper form.     Note the
following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) The fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees the fund or its transfer agent has incurred.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when the fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at
the next NAV calculated after your    order is received in proper
form    . Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect the fund, it may take up to seven days to pay you. (small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) The fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
(small solid bullet)    You will not receive interest on amounts
represented by uncashed redemption checks.
TO SELL SHARES ISSUED WITH CERTIFICATES, call 1-800-544-6666 for instructions. The fund no longer issues share certificates.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV on the day your account is closed.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the fund without reimbursement from the fund. Qualified recipients are securities dealers who have sold fund shares or others, including banks and other financial institutions, under special arrangements in connection with FDC's sales activities. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of the fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2% on your shares and you exchange them into a fund with a 3% sales charge, you would pay an additional 1% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Because excessive trading can hurt fund performance and shareholders, the fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) The fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if the fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund.
Although the fund will attempt to give you prior notice whenever it is reasonably able to do so, it may impose these restrictions at any time. The fund reserves the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
   administrative     fees of up to 1.00%    and trading     fees of
up to    3.00% of the amount exchanged.     Check each fund's
prospectus for details.
Puritan, Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity Investments, Fidelity Money Line, TouchTone Xpress, Fidelity Automatic Account Builder, and Directed Dividends are registered trademarks of FMR Corp.
Fidelity GoalPlanner and Portfolio Advisory Services are service marks of FMR Corp.
The third party marks appearing above are the marks of their respective owners.



This prospectus is printed on recycled paper using soy-based inks. FIDELITY PURITAN(registered trademark) FUND
A FUND OF FIDELITY PURITAN TRUST
STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 29,    1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the fund's current Prospectus
(dated September 29,    1998    ). Please retain this document for
future reference. The fund's Annual Report is a separate document supplied with this SAI. To obtain a free additional copy of the
Prospectus or an Annual Report, please call Fidelity   (registered
trademark)     at 1-800-544-8888.
TABLE OF CONTENTS                                                PAGE



Investment Policies and Limitations                              27

Portfolio Transactions                                              32

Valuation                                                        33

Performance                                                      33

Additional Purchase,    Exchange     and Redemption Information  36

Distributions and Taxes                                          36

FMR                                                              37

Trustees and Officers                                            37

Management Contract                                              39

Contracts with FMR Affiliates                                    41

Description of the Trust                                         42

Financial Statements                                             42

Appendix                                                         42

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
Fidelity Management & Research (Far East) Inc. (FMR Far East)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
PUR-ptb-0998
1.460519.101
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting
securities" (as defined in the Investment Company Act of 1940 (   the
1940 Act    )) of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or repurchase agreements.
(9) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment
limitation (3))   .     The fund will not borrow from other funds
advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(iv) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (iv), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
   The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
       ASSET-BACKED SECURITIES    represent interests in pools of
mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
       CLOSED-END INVESTMENT COMPANIES    are investment companies
that issue a fixed number of shares which trade on a stock exchange or over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries.
       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
       EXPOSURE TO FOREIGN MARKETS.    Foreign securities, foreign
currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve    risks relating to     local political,
economic,    regulatory,     or social instability, military action or
unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their
effects.    In addition, the value of securities denominated in
foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
   It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate
actions. ADRs    are alternatives     to directly purchasing the
underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following    paragraphs     pertain to
futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The fund will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS    involve purchasing and writing     options in
combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a
call option on the same underlying    instrument would     construct a
combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In    purchasing     a futures contract,    the
buyer a    grees to purchase a specified underlying instrument at a
specified future date.    In selling     a futures contract,    the
seller     agrees to sell a specified underlying instrument at a
specified future date. The price at which the purchase and sale will
take place is fixed when the    buyer and seller enter     into the
contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500(registered trademark)). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.
In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total    assets under normal conditions;     or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, are not fundamental policies and may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to
different foreign currencies.    Currency options     may also    be
purchased or written     in conjunction with each other or with
currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this
type of arrangement allows the    purchaser or writer     greater
flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the
   purchaser     obtains the right (but not the obligation) to sell
the option's underlying instrument at a fixed strike price. In return
for this right, the    purchaser     pays the current market price for
the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of
securities prices, and futures contracts. The    purchaser     may
terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the
   purchaser     will lose the entire    premium. If the option is
exercised, the    purchaser     completes the sale of the underlying
instrument at the strike price. A    purchaser     may also terminate
a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the    premium    , plus related transaction
costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS.    The writer     of a put or call
option takes the opposite side of the transaction from the option's
purchaser. In return for receipt of the premium, the    writer
    assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to
exercise it. The    writer     may seek to terminate a position in a
put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for
a put    option    , however, the    writer     must continue to be
prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to
cover its position.    When writing an option on a futures contract, a
fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the    writer     to sell or deliver
the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by    FMR     to be illiquid include
repurchase agreements not entitling the holder to    repayment     of
principal and    payment     of interest within seven days,
over-the-counter options, and    non-government stripped
fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees.
       INDEXED SECURITIES    are instruments whose prices are indexed
to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
   Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.
   Gold-indexed     securities typically provide for a maturity value
that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes
in the United States and abroad.    Indexed securities     may be more
volatile than the underlying instruments. Indexed securities are
   also     subject to the credit risks associated with the issuer of
the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive
order issued by the SEC, a fund    may     lend money to, and borrow
money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the
cost of bank loans.    Interfund loans and borrowings normally extend
overnight, but can have a maximum duration of seven days. Loans may be
called on one day's notice.     A fund may have to borrow from a bank
at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are
interests in amounts owed by a corporate,    governmental    , or
other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a fund's policies regarding the quality of debt securities. Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of
interest and repayment of principal    . Direct debt instruments may
not be rated by any nationally recognized    statistical     rating
service. If scheduled interest or principal payments are not    made,
the value of the instrument may     be adversely affected. Loans that
are fully secured    provide     more protections than an unsecured
loan in the event of    failure     to    make     scheduled interest
or    principal payments    . However, there is no assurance that the
liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional
risks. For example, if a loan is foreclosed, the    purchaser
could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal
theories of lender liability, a    purchaser     could be held liable
as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less
legal protection to the    purchaser     in the event of fraud or
misrepresentation. In the absence of definitive regulatory guidance, FMR uses its research to attempt to avoid situations where fraud or misrepresentation could adversely affect a fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms
of the loan or other indebtedness, the    purchaser     has direct
recourse against the borrower, the    purchaser     may have to rely
on the agent to apply appropriate credit remedies against a borrower.
If assets held by the agent for the benefit of a    purchaser     were
determined to be subject to the claims of the agent's general
creditors, the    purchaser     might incur certain costs and delays
in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness may include letters of credit, revolving credit
facilities, or other standby financing commitments    that obligate
purchaser    s to make additional cash payments on demand. These
commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. A fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
The fund limits the amount of total assets that it will invest in any
one issuer or in issuers within the same industry (see the    fund's
investment limitations)    . For purposes of these limitations, a fund
generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.
       LOWER-QUALITY DEBT SECURITIES.    Lower-quality debt securities
have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing
investor perceptions may affect the    liquidity     of lower-quality
debt securities and the    ability of outside pricing services to
value lower-quality debt     securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.
MORTGAGE-BACKED SECURITIES are issued by    government and
non-government     entities such as banks, mortgage lenders, or other
institutions. A mortgage-backed security    is     an obligation of
the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations (or "CMOs"),
make payments of both principal and interest at a    range of
specifie    d intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages, including those on commercial real estate or residential
properties.    Stripped mortgage-backed securities are created when
the interest and principal components of a mortgage-backed security are separated and sold as individual securities. In the case of a stripped mortgage-backed security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.
   The value of mortgage-backed securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-backed securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-backed security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage-backed securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-backed securities.
       REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment
trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings),
the    fund will     engage in repurchase agreement transactions with
parties whose creditworthiness has been reviewed and found
satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a
fund sells a    security     to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase    that
security     at an    agreed-upon     price and time. While a reverse
repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The fund will enter into reverse repurchase agreements with parties whose creditworthiness has been
   reviewed and     found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in    other
eligible securities.     Investing this cash subjects that investment,
as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A
fund will incur transaction costs, including interest    expenses    ,
in connection with opening, maintaining, and closing short sales.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund    may     be able to eliminate its exposure under a swap
agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any
commissions;    and, if applicable    , arrangements for payment of
fund expenses.
   If FMR grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described above.
   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors
and trends, portfolio strategy, and performance of accounts;    and
    effect securities    transactions     and perform functions
incidental thereto (such as clearance and settlement).
   The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based
upon the quality of research and execution services provided    .
   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions on behalf of a fund may be useful to FMR in rendering investment management services to that fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to a fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.
Subject to applicable limitations of the federal securities laws,
the fund may pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to that fund or its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the fund or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan LLC (FBSJ),     indirect subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
(including affiliates of FMR    ) who have entered into arrangements
with FMR under which the broker-dealer allocates a portion of the
commissions paid by a fund toward    the reduction of that f    und's
   expenses    . The transaction quality must, however, be comparable
to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended July 31,    1998     and 199   7    , the
fund's portfolio turnover rates were    84    % and    80    %,
respectively.
For the fiscal years ended July    1998    , 1997, and 1996, the fund
paid brokerage commissions of $   12,484,000    , $9,970,000, and
$17,138,000, respectively. Significant changes in brokerage commissions paid by the fund from year to year may result from changing asset levels throughout the year. The fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
During the fiscal years ended July    1998    , 1997, and 1996, the
fund paid brokerage commissions of $   1,721,000    , $1,879,000, and
$4,075,000, respectively, to NFSC. NFSC is paid on a commission basis.
During the fiscal year ended July    1998    , this amounted to
approximately    13.78    % of the aggregate brokerage commissions
paid by the fund for transactions involving approximately
   21.87 % of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected
through NFSC   ,     is a result of the low commission rates charged
by NFSC.
During the fiscal years ended July    1998    , 1997, and 1996, the
fund paid brokerage commissions of $   0    , $   252,000     and
$   524,000    , respectively, to FBS. FBS is paid on a commission
basis.
   During the fiscal year ended July 1998, the fund paid $12,091,000 in brokerage commissions to firms that provided research services involving approximately $15,506,397,000 of transactions. The provision of research services was not necessarily a factor in the placement of all this business with such firms.
   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.
Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by    FMR or its affiliates,
investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines the fund's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing the fund's NAV.
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price, yield, if available, and total return fluctuate in response to market conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the fund's NAV at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and then are converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.
Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the fund's
NAV over a stated period. Average annual total returns    are
calculated by determining the growth or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the fund.
In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using the fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an NAV has crossed, stayed above, or stayed below its moving average. On
July 31,    1998    , the 13-week and 39-week long-term moving
averages were $   21.07     and $   20.11    , respectively, for
Puritan Fund.
       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund calculated including certain fund expenses.
HISTORICAL FUND RESULTS. The following table shows the fund's total
return for the period ended July 31,    1998    .

     Average Annual Total Returns          Cumulative Total Returns



                     One             Five            Ten             One             Five             Ten
                     Year            Years           Year            Year            Years            Years



   Puritan Fund          12.56    %      15.24    %      14.56    %      12.56    %      103.21    %      289.40    %


The following table shows the income and capital elements of the fund's cumulative total return. The table compares the fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and DJIA comparisons are provided to show how the fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. The fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.
During the 10-year period ended July 31,    1998    , a hypothetical
$10,000 investment in Puritan Fund would have grown to    $38,940,
assuming all distributions were reinvested. Total returns are based on past results and are not an indication of future performance. Tax consequences of different investments have not been factored into the figures below.




                          FIDELITY PURITAN FUND                                                 INDICES
Year Ended   Value of         Value of         Value of         Total            S&P 500          DJIA           Cost of
             Initial          Reinvested       Reinvested       Value                                            Living
             $10,000          Dividend         Capital Gain
             Investment       Distributions    Distributions







   1998      $16,438          $11,695          $10,807          $38,940          $54,515          $55,318        $13,772

1997         $15,877          $10,040          $8,679           $34,596          $45,702          $50,376        $13,544

1996         $13,515          $7,486           $4,888           $25,889          $30,040          $33,218        $13,249

1995         $13,009          $6,431           $4,082           $23,522          $25,770          $27,670        $12,869

1994         $12,416          $5,460           $2,934           $20,810          $20,435          $21,556        $12,523

1993         $12,931          $4,856           $1,375           $19,162          $19,433          $19,721        $12,186

1992         $11,863          $3,572           $495             $15,930          $17,870          $18,358        $11,857

1991         $10,717          $2,456           $447             $13,620          $15,842          $15,882        $11,494

1990         $10,195          $1,554           $425             $12,174          $14,049          $14,704        $11,004

1989         $11,613          $825             $0               $12,438          $13,192          $12,967        $10,498



Explanatory Notes: With an initial investment of $10,000 in the fund on August 1, 1988, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   26,885    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   5,690     for dividends and $   4,864     for capital
gain distributions.
PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading     fees into consideration, and
are prepared without regard to tax consequences. In addition to the mutual fund rankings, the fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
The fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
The fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
   Puritan may also compare its performance to the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities. Issues included in the index have an outstanding par value of at least $100 million and maturities of at least one year. Government and corporate issues include all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues) and U.S. Government agencies, as well as nonconvertible investment-grade, SEC-registered corporate debt. Mortgage-backed securities include 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Fannie Mae. Asset-backed securities include credit card, auto, and home equity loans.
The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and
   charitable giving.     In addition, Fidelity may quote or reprint
financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.
The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of    July 31, 1998    , FMR advised over $   31     billion in
   municipal     fund assets, $   107     billion in money market fund
assets, $   460     billion in equity fund assets, $   71     billion
in international fund assets, and $   27     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
The fund may be advertised as an investment choice under the Fidelity College Savings Plan mutual fund option. Advertising may contain illustrations of projected future college costs based on assumed rates of inflation and examples of hypothetical performance. Advertising for the Fidelity College Savings Plan mutual fund option may be used in conjunction with advertising for the Fidelity College Savings Plan brokerage option, a product offered through Fidelity Brokerage Services, Inc.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The fund is open for business and its NAV is calculated each day the NYSE is open for trading. The NYSE has designated the following
holiday closings for    1998    : New Year's Day, Martin Luther King's
Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day
(   observed    ), Labor Day, Thanksgiving Day, and Christmas Day.
Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In
addition, on days when the Federal Reserve Wire System is closed   ,
federal funds wires cannot be sent.
FSC normally determines the fund's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, the fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, the fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
   DIVIDENDS    .    A portion of the fund's income may qualify for
the dividends-received deduction available to corporate
s    hareholders to the extent that the fund's income is derived from qualifying dividends. Because the fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. The fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of the fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase
(decrease) dividend distributions.    If the fund's distributions
exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund.
    Short-term capital gains are distributed as dividend income. The fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year. CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of the fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the fund are taxable to shareholders as dividends, not as capital gains.
As of    July 31, 1    998, the fund hereby designates approximately
$950,111,000 as a capital gain dividend for the purpose of the dividend-paid deduction.
       FOREIGN TAXES.    Foreign governments may withhold taxes on
dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUND. The fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar
year as well as on a fiscal year    basis, and     intends to comply
with other tax rules applicable to regulated investment
   companies    .
The fund is treated as a separate entity from the other funds of Fidelity Puritan Trust for tax purposes.
   If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, the fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman
and a Director of    Fidelity Investments Money Management, Inc.
    (   1998    ), Fidelity Management & Research (U.K.) Inc., and
Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of    Fidelity Personal Investments and Brokerage
Group     (1997). Previously, Mr. Burkhead served as President of
Fidelity Management & Research Company.
RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management    consulting-engineering     industry, 1994). Prior to
February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (   65    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (   54    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy
National Security Advisor.    Mr. Gates is a Director of LucasVarity
PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.
E. BRADLEY JONES (   71    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (   65    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors of National Arts Stabilization    Inc.    ,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998) , a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (   55    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (   64    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and
electronic products)    from 1987-1996 and Brush-Wellman Inc. (metal
refining) from 1983-1997.
MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the Board
of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A.
Hanna Company (chemicals,    1993) and Imation Corp. (imaging and
information storage, 1997    ).
*ROBERT C. POZEN (52), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a
Director of    Fidelity Investments Money Management, Inc    .
(   1998    ), Fidelity Management & Research (U.K.) Inc. (1997), and
Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (   69    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).
ROBERT A. LAWRENCE (   55    ), is Vice President of certain Equity
Funds (1997), Vice President of Fidelity Real Estate High Income Fund
(1995) and Fidelity Real Estate High Income Fund II (1996), and Senior Vice President of FMR (1993).
BETTINA DOULTON (   34    ), is Vice President and manager of Puritan,
which she has managed since March 1996. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst, and manager.
KEVIN GRANT (   38    ), is Vice President and manager of Puritan's
fixed-income investments, which he has managed since March 1996. He also manages Ginnie Mae, Spartan Ginnie Mae, and Mortgage Securities. In addition, he manages the fixed-income investments of Advisor Income
& Growth and    Advisory     Annuity Income & Growth. Previously, he
was a vice president and chief mortgage strategist for Morgan Stanley, and he served as an investment director of Aetna Bond Investors. Mr. Grant joined Fidelity in 1993.
   ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   RICHARD A. SILVER (51), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
JOHN H. COSTELLO (   51    ), Assistant Treasurer, is an employee of
FMR.
LEONARD M. RUSH (   52    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended July 31, 1998, or calendar
year ended December 31,    1997    , as applicable.
COMPENSATION TABLE

Trustees                       Aggregate            Total
and                            Compensation from    Compensation
Members of the Advisory Board                       from the Fund
                               PuritanB,C   ,D      Complex*   ,    A

J. Gary Burkhead**             $ 0                  $ 0

Ralph F. Cox                   $    8,439           $ 214,500

Phyllis Burke Davis            $    8,439           $ 210,000

Robert M. Gates                $    8,545           $ 176,000

Edward C. Johnson 3d**         $ 0                  $ 0

E. Bradley Jones               $    8,497           $ 211,500

Donald J. Kirk                 $    8,497           $ 211,500

Peter S. Lynch**               $ 0                  $ 0

William O. McCoy               $    8,545           $ 214,500

Gerald C. McDonough            $    10,524          $ 264,500

Marvin L. Mann                 $    8,379           $ 214,500

Robert C. Pozen**              $ 0                  $ 0

Thomas R. Williams             $    8,497           $ 214,500

* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the fund and Mr. Burkhead are compensated by
FMR.
   A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows:
Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates, $62,500; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000; William
O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of their compensation as follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $3,956; Phyllis Burke Davis, $3,956; Robert M. Gates, $3,958; E. Bradley Jones, $3,956; Donald J. Kirk, $3,956; William O. McCoy, $3,958; Gerald C. McDonough, $4,615; Marvin L. Mann, $3,956; and Thomas R. Williams, $3,956.
D    Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $3,357; Marvin L. Mann, $3,357; William O.
McCoy, $1,940; and Thomas R. Williams, $3,35    7.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of July 31, 1998, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than 1% of the fund's total outstanding shares.
MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.
MANAGEMENT SERVICES   .     Under the terms of its management contract
with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, the fund pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE         EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   648     billion of group net assets - the approximate
level for July 1998 - was 0.2875 %, which is the weighted average of the respective fee rates for each level of group net assets
up to $   648     billion.
The fund's individual fund fee rate is 0.15% . Based on the average group net assets of the funds advised by FMR for July 1998 , the fund's annual management fee rate would be calculated as follows:

         Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

Puritan  0.   2875    %  +    0.15%                     =    0.   4375    %


One-twelfth of this annual or management fee rate, as applicable, is applied to the fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
For the fiscal years ended July 31,    1998    , 1997, and 1996, the
fund paid FMR management fees of $   103,702,000    , $85,970,000, and
$80,692,000, respectively. On August 1, 1996, FMR reduced the individual fund fee rate paid by the fund from 0.20% to 0.15%.
   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.
FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses) which is subject to revision or termination. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.
       SUB-ADVISERS.    On behalf of Puritan, FMR has entered into
sub-advisory agreements with FMR U.K. and FMR Far East.     Pursuant
to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the fund, FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the fund. Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of the fund, for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee rate with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to the sub-advisers by FMR for the past three fiscal years are shown in the table below.
Fiscal Year Ended   FMR U.K.            FMR Far East
July 31

1998                $    1,218,909      $    1,152,604

1997                $    1,084,943      $    1,026,808

1996                $    1,159,652      $    1,217,460

For discretionary investment management and execution of portfolio transactions, no fees were paid to the sub-advisers by FMR on behalf of the fund for the past three fiscal years.
CONTRACTS WITH FMR AFFILIATES
The fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC performs transfer agency, dividend disbursing, and shareholder services for the fund.
   For providing transfer agency services,     FSC    receives an
account fee and an asset-based fee each paid monthly with respect to each account in the fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for non-omnibus accounts, fund type. The account fees are subject to increase based on postage rate changes.
The asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency
fees applicable to shareholder accounts    in a qualified state
tuition program (QSTP), as defined under the Small Business Job
Protection Act of 1996, managed by FMR or an affiliate and     each
Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the QSTP's or Freedom Fund's assets that is invested in the fund.
FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
The fund has also entered into a service agent agreement with FSC. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.
The annual fee rates    for pricing and bookkeeping services     are
0.0600% of the first $500 million of average net assets and 0.0300% of
average net assets in excess of $500 million. The    fee, not
including reimbursement for out-of-pocket expenses,     is limited to
a minimum of $60,000 and a maximum of $800,000 per year.
For the fiscal years ended    July 31, 1998    , 1997, and 1996, the
fund paid FSC pricing and bookkeeping fees, including reimbursement
for related out-of-pocket expenses, of $   988,000    ,
$   973,000    , and $   833,000    , respectively.
For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
For the fiscal years ended July 31,    1998    , 1997, and 1996, the
fund paid securities lending fees of $   0    , $2,000, and $17,000,
respectively.
The fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Puritan Fund is a fund of Fidelity Puritan Trust, an open-end management investment company originally
organized as a Delaware corporation    and is currently organized as a
Massachusetts business trust. The original Delaware corporation was
organized     on December 12, 1946    and commenced operations on
January 17, 1947    . On October 15, 1954   ,     the corporation's
domicile was changed to Massachusetts, and on October 1, 1984 the corporation was reorganized as a Massachusetts business trust, at which time its name was changed from Puritan Fund, Inc. to Fidelity Puritan Fund. On January 1, 1987, the trust's name was changed from Fidelity Puritan Fund to Fidelity Puritan Trust. Currently, there are
four funds of the trust   :     Fidelity Balanced Fund, Fidelity
Global Balanced Fund, Fidelity Low-Priced Stock Fund and Fidelity Puritan Fund. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for
indemnification out of    each     fund's property of any shareholder
held personally liable for the obligations of the fund. The
Declaration of Trust also provides that    each     fund shall, upon
request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and its funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR.    PricewaterhouseCoopers     LLP, One Post Office Square,
Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The fund's financial statements and financial highlights for the
fiscal year ended July 31,    1998    , and report of the auditor, are
included in the fund's Annual Report, which is a separate report supplied with this SAI. The fund's financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the fund's Annual Report, contact Fidelity at 1-800-544-8888.
APPENDIX
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa
(highest quality) to C (lowest quality).    Moody's     applies
numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category. AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
   Puritan, Fidelity, and Fidelity Investments are registered trademarks of FMR Corp.
   The third party marks appearing above are the marks of their respective owners.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 116 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 25th day of September 1998.
      Fidelity Puritan Trust
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          September 25, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      September 25, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        September 25, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        September 25, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        September 25, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        September 25, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        September 25, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        September 25, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        September 25, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        September 25, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        September 25, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        September 25, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        September 25, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 I, the undersigned Secretary of the investment companies for which Fidelity Management & Research Company or an affiliate acts as investment adviser (collectively, the "Funds"), hereby severally constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie
A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, any and all representations with respect to the consistency of foreign language translation prospectuses with the original prospectuses filed in connection with the Post-Effective Amendments for the Funds as said attorneys-in-fact deem necessary or appropriate to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact, or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1998.
WITNESS my hand on this twenty-ninth day of December, 1997.




/s/Eric Roiter
Eric Roiter
PART C - OTHER INFORMATION
Item 24. Financial Statements and Exhibits
(a) (1) Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Balanced Fund for the fiscal year ended July 31, 1998 are incorporated by reference into the fund's Statement of Additional Information and were filed on 9/21/98 for Fidelity Puritan Trust (File No. 811-649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (2) Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Global Balanced Fund for the fiscal year ended July 31, 1998 are incorporated by reference into the fund's Statement of Additional Information and were filed on 9/21/98 for Fidelity Puritan Trust (File No. 811-649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (3) Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Low-Priced Stock Fund for the fiscal year ended July 31, 1998 are incorporated by reference into the fund's Statement of Additional Information and were filed on 9/21/98 for Fidelity Puritan Trust (File No. 811-649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (4) Financial Statements and Financial Highlights, included in the Annual Report, for Fidelity Puritan Fund for the fiscal year ended July 31, 1998 are incorporated by reference into the fund's Statement of Additional Information and were filed on 9/21/98 for Fidelity Puritan Trust (File No. 811-649) pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
  (b) Exhibits:
 1. Amended and Restated Declaration of Trust dated September 16, 1994 is incorporated herein by reference as Exhibit 1 to Post-Effective Amendment No. 109.
 2. Bylaws of Trust, as amended, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust's Post-Effective Amendment No 87.
 3. Not applicable.
 4. Not applicable.
 5. (a) Management Contract between Fidelity Puritan Fund and Fidelity Management & Research Company dated August 1, 1994, is incorporated herein by reference as Exhibit 5(a) to Post-Effective Amendment No. 109.
(b) Management Contract between Fidelity Balanced Fund and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(b) to Post-Effective Amendment No. 109.
(c) Management Contract between Fidelity Low-Priced Stock Fund and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(c) to Post-Effective Amendment No. 109.
(d) Management Contract between Fidelity Global Balanced Fund and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(d) to Post-Effective Amendment No. 109.
(e) Sub-Advisory Agreement for Fidelity Puritan Fund between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(e) to Post-Effective Amendment No. 109.
(f) Sub-Advisory Agreement for Fidelity Balanced Fund between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(f) to Post-Effective Amendment No. 109.
(g) Sub-Advisory Agreement for Fidelity Low-Priced Stock Fund between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(g) to Post-Effective Amendment No. 109.
(h) Sub-Advisory Agreement for Fidelity Puritan Fund between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as
Exhibit 5(h) to Post-Effective Amendment No. 109.
(i) Sub-Advisory Agreement for Fidelity Balanced Fund between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as
Exhibit 5(i) to Post-Effective Amendment No. 109.
(j) Sub-Advisory Agreement for Fidelity Low-Priced Stock Fund between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company, dated August 1, 1994, is incorporated herein by reference as Exhibit 5(j) to Post-Effective Amendment No. 109.
(k) Sub-Advisory Agreement for Fidelity Global Balanced Fund between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company dated January 14, 1993, is incorporated herein by reference as Exhibit 5(l) to Post-Effective Amendment No. 108.
(l) Sub-Advisory Agreement for Fidelity Global Balanced Fund between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company dated January 14, 1993, is incorporated herein by reference as Exhibit 5(m) to Post-Effective Amendment No. 108.
(m) Sub-Advisory Agreement for Fidelity Global Balanced Fund between Fidelity Management & Research Company and Fidelity International Investment Advisors dated January 14, 1993, is incorporated herein by reference as Exhibit 5(m) to Post-Effective Amendment No. 111.
(n) Sub-Advisory Agreement for Fidelity Global Balanced Fund between Fidelity International Investment Advisors (U.K.) Limited and Fidelity International Investment Advisors dated January 14, 1993, is incorporated herein by reference as Exhibit 5(n) to Post-Effective Amendment No. 111.
(o) Sub-Advisory Agreement for Fidelity Global Balanced Fund between Fidelity Management & Research Company and Fidelity Investments Japan Ltd., dated January 14, 1993 is incorporated herein by reference as
Exhibit 5(o) to Post-Effective Amendment No. 111.
 6. (a) General Distribution Agreement between Registrant on behalf of Fidelity Puritan Fund and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference as Exhibit 6(a) to Post-Effective Amendment No. 111.
(b) General Distribution Agreement between Registrant on behalf of Fidelity Balanced Fund and Fidelity Distributors Corporation, dated April 1, 1987, is incorporated herein by reference as Exhibit 6(b) to Post-Effective Amendment No. 111.
(c) Amendment to General Distribution Agreements between Registrant on behalf of Fidelity Puritan Fund and Fidelity Balanced Fund, respectively, and Fidelity Distributors Corporation, dated January 1, 1988, is incorporated herein by reference as Exhibit 6(c) to Post-Effective Amendment No. 111.
(d) General Distribution Agreement between Fidelity Low-Priced Stock Fund and Fidelity Distributors Corporation dated December 14, 1989, is incorporated herein by reference as Exhibit 6(d) to Post-Effective Amendment No. 111.
(e) General Distribution Agreement between Registrant on behalf of Fidelity Global Balanced Fund, and Fidelity Distributors Corporation dated January 14, 1993, is incorporated herein by reference as Exhibit 6(e) to Post-Effective Amendment No. 111.
(f) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Low-Priced Stock Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(k) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
(g) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Puritan Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(l) of Fidelity Select Portfolios' Post-Effective Amendment No. 57 (File No. 2-69972).
(h) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Balanced Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
(i) Amendments to the General Distribution Agreement between the Registrant on behalf of Fidelity Global Balanced Fund and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 7. (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.
  (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 8. (a) Custodian Agreement and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Puritan Trust on behalf of Fidelity Puritan Fund is incorporated herein by reference to
Exhibit 8(a) to Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
  (b) Appendix A, dated February 26, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Puritan Trust on behalf of Fidelity Puritan Fund is filed herein as Exhibit 8(b).
  (c) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Fidelity Puritan Trust on behalf of Fidelity Puritan Fund is filed herein as Exhibit 8(c).
  (d) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Puritan Trust on behalf of Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
  (e) Appendix A, dated March 19, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Puritan Trust on behalf of Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund is filed herein as Exhibit 8(e).
  (f) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Puritan Trust on behalf of Fidelity Balanced Fund, Fidelity Global Balanced Fund, and Fidelity Low-Priced Stock Fund is filed herein as Exhibit 8(f).
  (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (k) Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
  (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
 9.  Not applicable.
 10.  Not applicable.
 11.  Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit
11.
 12.  Not applicable.
 13.  Not applicable.
 14. (a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
  (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
  (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
  (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 15. (a) Distribution and Service Plan between Fidelity Global Balanced Fund and Fidelity Distributors Corporation, is incorporated herein by reference as Exhibit 15(a) to Post-Effective Amendment No. 115.
(b) Distribution and Service Plan pursuant to Rule 12b-1 between Fidelity Balanced Fund and Fidelity Distributors Corporation, is incorporated herein by reference as Exhibit 15(b) to Post-Effective Amendment No. 115.
 16. (a) A schedule for computation of long-term moving averages for Fidelity Low-Priced Stock Fund is incorporated herein by reference as
Exhibit 16(a) to Post-Effective Amendment No. 111.
  (b) A schedule for the computation of total return calculations on behalf of Fidelity Low-Priced Stock Fund Fund is incorporated herein by reference as Exhibit 16(b) to Post-Effective Amendment No. 111.
  (c) A schedule for the computation of 30 day yield calculations on behalf of Fidelity Puritan Fund is incorporated herein by reference as
Exhibit 16(c) to Post-Effective Amendment No. 111.
 17. Financial Data Schedules for the funds are filed herein as
Exhibit 27.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is the same as the board of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
  Title of Class:  Shares of Beneficial Interest as of July 31, 1998
 Name of Series     Number of Record Holders
Fidelity Balanced Fund          582,391

Fidelity Global Balanced Fund   9,383

Fidelity Low-Priced Stock Fund  905,340

Fidelity Puritan Fund           1,874,600



Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., Fidelity
                           Investments Money Management, Inc. (FIMM), Fidelity
                           Management & Research (U.K.) Inc. (FMR U.K.), and
                           Fidelity Management & Research (Far East) Inc. (FMR
                           Far East); Chairman of the Executive Committee of
                           FMR; Director of Fidelity Investments Japan Limited
                           (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR Far East;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR Far East.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Frederic G. Corneel        Tax Counsel of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           Far East; Vice President and Treasurer of FMR Corp.;
                           Treasurer of Strategic Advisers, Inc.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., FMR Far East, and Strategic Advisers, Inc.;
                           Secretary of FIMM; Associate General Counsel FMR
                           Corp.; Senior Legal Counsel.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR; Vice President
                           of FIMM.



Bart A. Grenier            Vice President of High-Income Funds advised by FMR;
                           Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Alan Radlo                 Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.






(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management
& Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR U.K.,
                      FMR, FMR Corp., FIMM, and FMR Far East; President and Chief Executive Officer of FMR Corp.; Chairman of the Executive Committee of FMR; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and Director of FIMM, FMR U.K., and FMR Far East;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR Far East, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR Far East,
                      and FIMM; Vice President and Treasurer of FMR
                      Corp.; Treasurer of Strategic Advisers, Inc.



Francis V. Knox       Compliance Officer of FMR U.K.; Previously, Vice
                      President of FMR.



Jay Freedman          Clerk of FMR U.K., FMR Far East, FMR Corp. and
                      Strategic Advisers, Inc.; Assistant Clerk of FMR;
                      Secretary of FIMM; Associate General Counsel FMR
                      Corp.; Senior Legal Counsel.



Sarah H. Zenoble      Senior Vice President and Director of Operations
                      andCompliance.

(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR Far
                      East, FMR, FMR Corp., FIMM, and FMR U.K.;
                      Chairman of the Executive Committee of FMR;
                      President and Chief Executive Officer of FMR
                      Corp.; Director of Fidelity Investments Japan Limited (FIJ); President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR Far East; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR Far East.



Brian Clancy          Treasurer of FMR Far East, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR Far East, FMR U.K., FMR Corp.
                      and Strategic Advisers, Inc.; Assistant Clerk of
                      FMR; Secretary of FIMM; Associate General
                      Counsel FMR Corp.; Senior Legal Counsel.



Stephen G. Manning    Assistant Treasurer of FMR Far East, FMR,
                      FMR U.K., and FIMM; Vice President and
                      Treasurer of FMR Corp.; Treasurer of Strategic
                      Advisers, Inc.



Billy Wilder          Vice President of FMR Far East; President and
                      Representative Director of Fidelity Investments
                      Japan Limited.



(5)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)
      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda
 The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.
Robert H. Auld        Director of FIIA and Senior Vice President of
                      Fidelity Management & Research (Far East) Inc.
                      (FMR Far East).



Anthony J. Bolton     Director of FIIA, Fidelity International
                      Investment Advisors (U.K.) Limited
                      (FIIA(U.K.)L), Fidelity Investment Management
                      Limited (FIML (U.K.)), Fidelity Investment
                      Services Limited (FISL (U.K.)), and Fidelity
                      Investments International (FII).



Brett P. Goodin       Director, Vice President, Secretary and Chief
                      Legal Officer of many Fidelity International
                      Limited (FIL) companies.



Simon Haslam          Director of FIIA, FISL (U.K.), and FII;
                      Previously, Chief Financial Officer of FIL;
                      Company Secretary of Fidelity Investments
                      Group of Companies (U.K.).



K.C. Lee              Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Peter Phillips        Director of FIIA and Fidelity Investments
                      Management (Hong Kong) Limited.



Terrence V. Richards  Assistant Secretary of FIIA.



David J. Saul         President and Director of FIIA; Previously,
                      Director of Fidelity International Limited; and numerous companies and funds in the FIL group.





(6)  FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED
(FIIA(U.K.)L)
      26 Lovat Lane, London, EC3R 8LL, England
 The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature. Anthony J. Bolton Director of FIIA(U.K.)L, Fidelity International
                   Investment Advisors (FIIA), Fidelity Investment Management Limited (FIML (U.K.)), Fidelity Investment Services Limited (FISL (U.K.)), and Fidelity Investments International (FII).



Pamela Edwards     Director of FIIA(U.K.)L, FISL (U.K.), and FII;
                   Previously, Director of Legal Services for
                   Europe.



Simon Haslam       Director of FIIA, FISL (U.K.), and FII; Chief
                   Financial Officer of FIL (U.K.); Previously,
                   Company Secretary of Fidelity Investments
                   Group of Companies (U.K.).



Sally Walden       Director of FIIA(U.K.)L and FISL (U.K.).



Sally Hinchliffe   Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).



Emma Barratt       Assistant Company Secretary of Fidelity
                   International Group of Companies (U.K.).




(7)  FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature. Edward C. Johnson 3d Director of FIJ; Chairman of the Board and
                      Director of FMR Far East, FMR, FMR Corp.,
                      FMR U.K., and FIMM; Chairman of the
                      Executive Committee of FMR; President and
                      Chief Executive Officer of FMR Corp.;
                      President and Trustee of funds advised by FMR.



Yasuo Kuramoto        Vice Chairman, Representative Director of FIJ.



Billy Wilder          President and Representative Director of FIJ;
                      Previously, Vice President of FMR Far East.



Simon Fraser          Director and Chief Investment Officer of FIJ.



Simon Haslam          Director of FIJ; Chief Financial Officer of
                      Fidelity International Limited.



Noboru Kawai          Director and General Manager of
                      Administration of FIJ.



Tetsuzo Nishimura     Director and Vice President of Broker
                      Distribution of FIJ.



Hiroshi Yamashita     Managing Director and Portfolio Manager of
                      FIJ.




Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian, The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, NY or Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings

 The Registrant, on behalf of Fidelity Balanced Fund, Fidelity Global Balanced Fund, Fidelity Low-Priced Stock Fund, and Fidelity Puritan Fund, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.